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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08716

     Evergreen Variable Annuity Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for nine of its series, Evergreen VA Balanced Fund, Evergreen VA Core Bond Fund, Evergreen VA Fundamental Large Cap Fund, Evergreen VA Growth Fund, Evergreen VA High Income Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund and Evergreen VA Strategic Income Fund, for the year ended December 31, 2006. These nine series have a December 31 fiscal year end.

Date of reporting period: December 31, 2006

Item 1 - Reports to Stockholders.

Evergreen VA Balanced Fund

Evergreen

VA BALANCED FUND

Annual Report
as of December 31, 2006

Evergreen Investments
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
6	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the annual report for the Evergreen VA Balanced Fund covering the twelvemonth period ended December 31, 2006.

The domestic equity and fixed income markets each delivered positive performance during 2006, despite considerable volatility over the first half of the year brought on by fears of the potential effects of rising interest rates and rapidly climbing energy prices. Those concerns subsided in the final six months of the year as oil prices began receding and the U.S. Federal Reserve Board (the “Fed”) paused in its cycle of credit tightening and held short-term interest rates steady, which led to significantly improved performance.

Throughout the year, the economic expansion persisted, although evidence grew that the rate of expansion was decelerating in the final six months. By the third quarter, the rate of growth of Gross Domestic Product had moderated to 2.0% — significantly below the 5.0% pace of the first quarter. Signs of slowing growth were most evident in the housing and automotive industries, while other parts of the economy appeared to hold up well. Personal consumption continued to rise as business investment expanded. These factors, combined with lower energy prices, appeared to boost consumer confidence and reduce fears of heightened inflationary pressures. However, in its pronouncements, the Fed continued to express its concern for the potential risks of inflation. Fed

1

LETTER TO SHAREHOLDERS continued

governors gave little indication that any reduction in short-term rates might be imminent.

As confidence grew in the stamina of the economic expansion and the sustainability of corporate profit trends, domestic small-, mid- and large-cap stocks rallied in tandem, while value stocks generally retained a performance edge over growth stocks. In most foreign stock markets, returns were even higher than in the U.S. market, reflecting the more direct impact of robust growth throughout the world. In the domestic fixed income market, high-yield corporate bonds outperformed the investment-grade market, where investors focused on a flat-to-inverted yield curve which resulted in few opportunities to gain performance by extending duration. Against this backdrop, managers of Evergreen’s variable annuity funds implemented strategies for each of the funds, consistent with the asset class in which each fund invested.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

3

Notification of Investment Strategy Change:

• Effective April 1, 2007, the Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options, and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with other types of investments. For example, the use of derivatives involves the risk of loss due to the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile and may be illiquid or difficult to price. Derivatives are highly specialized instruments, and involve the risk that an investment advisor may not accurately predict the performance of a derivative under all market conditions. When the Fund uses a derivative instrument, it could lose more than the principal amount invested. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More information about derivatives and the risks associated with them can be found in the Fund’s prospectus and statement of additional information, which may be obtained by calling 1.800.343.2898 or visiting our website at EvergreenInvestments.com

4

Notice to Shareholders:

• The Fund’s prospectus has been amended to make the following change to the Fund’s short-term trading policy effective April 2, 2007:

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of the Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

• Money market funds;

• Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

• Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

• Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

• Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans:

• Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

• Purchases below $5,000 (including purchases that are a part of an exchange transaction).

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have immediate access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediary is applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

5

FUND AT A GLANCE

as of December 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub-Advisor:

• Tattersall Advisory Group, Inc.

Portfolio Managers:

• Walter T. McCormick, CFA

• Robert A. Calhoun, CFA

• Parham M. Behrooz, CFA

• Mehmet Camurdan, CFA

• Eric R. Harper, CFA

• Todd C. Kuimjian, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/1/1996

	Class 1	Class 2
Class inception date	3/1/1996	7/31/2002

Average annual return

1-year	9.85%	9.62%

5-year	5.16%	4.94%

10-year	5.75%	5.64%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA Balanced Fund Class 1 shares versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The LBABI and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

6

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 9.85% for the twelve-month period ended December 31, 2006. During the same period, the LBABI returned 4.33% and the S&P 500 returned 15.79% .

The fund seeks capital growth and current income.

The fund delivered positive returns during 2006, helped significantly by its relatively heavy allocation to its equity portfolio, which accounted for approximately 67% of fund assets at fiscal year end. It was a year in which the stock market significantly outperformed the bond market and the fund’s strong allocation to equities helped results. The equity sleeve of the portfolio, however, lagged the S&P 500. The key factor in the trailing performance was our shift to emphasize large-cap growth stocks which in our opinion had the ability to sustain their earnings and cash flow growth in a slowing economy. While these stocks had good absolute performance, the more cyclical, value stocks maintained their performance leadership throughout the year.

Our selections in the energy sector helped performance, led by integrated oil company Exxon Mobil Corp., whose stock produced a total return of more than 35%. Oil field services company Schlumberger, Ltd. was another outstanding energy selection. The overweighting of technology and stock selection within the sector provided strong support to performance. Technology holdings that performed particularly well included: Cisco Systems, Inc., a producer of networking infrastructure technology; Oracle Corp., which develops software for large enterprises; and Hewlett-Packard Co., a diversified technology company. We sold our position in Hewlett-Packard and took profits during the year after the company’s shares staged a sharp rebound. In the financials sector, leading performers included investment bank Goldman Sachs Group, Inc., diversified broker Merrill Lynch & Co., Inc., and JPMorgan Chase & Co., a major diversified bank. Among our industrials holdings, stocks that performed particularly well included Lockheed Martin Corp., a defense contractor, and Pall Corp., which produces filtration devices.

The equity portfolio’s performance was held back by stock selection in the consumer discretionary sector and the overweighting of the lagging health care sector. Among our consumer discretionary investments, the biggest disappointment was specialty retailer Chico’s FAS, Inc. Other notable disappointments included: technology company QUALCOMM, Inc.; internet auctioneer eBay, Inc.; adult education company Apollo Group, Inc.; asset manager Legg Mason, Inc.; and biotechnology company Amgen, Inc.

The fixed income sleeve of the portfolio performed in line with the LBABI. Our positions in mortgage-backed securities and our selections within that sector generally helped support performance. While the fund’s underweighting of corporates did not help relative performance, security selection within corporate sector was supportive to results. Moreover, the decision to upgrade the quality of our corporate selections in the third quarter helped performance. Our neutral duration policy, relative to the LBABI, throughout the year did not have an impact on relative performance.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rise when prevailing interest rates fall, and fall when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

All data is as of December 31, 2006, and subject to change.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2006	12/31/2006	Period*

Actual
Class 1	$ 1,000.00	$ 1,087.51	$ 2.63
Class 2	$ 1,000.00	$ 1,086.53	$ 3.94
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,022.68	$ 2.55
Class 2	$ 1,000.00	$ 1,021.42	$ 3.82

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.50% for Class 1 and 0.75% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1[1]	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 14.13	$ 13.74	$ 13.04	$ 11.51	$ 13.05

Income from investment operations
Net investment income (loss)	0.36[2]	0.31[2]	0.24[2]	0.23	0.30
Net realized and unrealized gains or losses on investments	1.02	0.41	0.58	1.58	(1.56)

Total from investment operations	1.38	0.72	0.82	1.81	(1.26)

Distributions to shareholders from
Net investment income	(0.36)	(0.33)	(0.12)	(0.28)	(0.28)

Net asset value, end of period	$ 15.15	$ 14.13	$ 13.74	$ 13.04	$ 11.51

Total return[3]	9.85%	5.29%	6.31%	15.78%	(9.66%)

Ratios and supplemental data
Net assets, end of period (thousands)	$76,093	$84,060	$104,601	$114,713	$131,386
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.50%	0.53%	0.90%	0.93%	0.91%
Expenses excluding waivers/reimbursements
and expense reductions	0.50%	0.53%	0.90%	0.93%	0.91%
Net investment income (loss)	2.50%	2.22%	1.81%	1.77%	2.20%
Portfolio turnover rate	52%	78%	128%	145%	165%

1 Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$14.09	$13.70	$13.01	$11.50	$11.72

Income from investment operations
Net investment income (loss)	0.33	0.27[2]	0.21[2]	0.18[2]	0.10[2]
Net realized and unrealized gains or losses on investments	1.01	0.41	0.57	1.60	(0.04)

Total from investment operations	1.34	0.68	0.78	1.78	0.06

Distributions to shareholders from
Net investment income	(0.30)	(0.29)	(0.09)	(0.27)	(0.28)

Net asset value, end of period	$15.13	$14.09	$13.70	$13.01	$11.50

Total return[3]	9.62%	5.03%	6.03%	15.48%	0.51%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,750	$2,606	$2,576	$1,239	$ 182
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.75%	0.78%	1.15%	1.20%	1.16%[4]
Expenses excluding waivers/reimbursements
and expense reductions	0.75%	0.78%	1.15%	1.20%	1.16%[4]
Net investment income (loss)	2.26%	1.98%	1.61%	1.42%	2.00%[4]
Portfolio turnover rate	52%	78%	128%	145%	165%

1 For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

4 Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2006

	Principal
	Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.4%
FIXED-RATE 4.4%
FNMA:
3.62%, 06/01/2010	$565,000	$538,040
4.87%, 05/01/2013	518,859	508,236
5.70%, 10/01/2008	821,815	824,426
5.84%, 12/01/2008	628,439	630,877
6.20%, 01/01/2011	363,750	373,718
6.73%, 08/01/2009	609,240	623,897

Total Agency Commercial Mortgage-Backed Securities
(cost $3,613,867)		3,499,194

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 5.2%
FIXED-RATE 5.2%
FHLMC:
Ser. 2702, Class AD, 4.50%, 08/15/2032	260,000	245,456
Ser. 2709, Class PE, 5.00%, 12/15/2022	300,000	289,499
Ser. 2718, Class MR, 4.00%, 08/15/2013	175,920	173,646
Ser. 2894, Class QC, 5.50%, 05/15/2030	395,000	392,234
Ser. 3014, Class NA, 4.50%, 11/15/2025	236,584	233,712
Ser. 3072, Class NK, 5.00%, 05/15/2031	204,509	201,551
Ser. 3082, Class PJ, 5.00%, 09/15/2034	335,000	318,947
Ser. 3115, Class LA, 5.00%, 06/15/2031	236,049	232,607
Ser. 3138, Class PC, 5.50%, 06/15/2032	290,000	287,950
Ser. 3187, Class JA, 5.00%, 02/15/2032	259,546	254,734
FNMA:
Ser. 2001-71, Class QE, 6.00%, 12/25/2016	302,325	306,346
Ser. 2004-26, Class PA, 4.50%, 09/25/2025	318,377	314,133
Ser. 2005-22, Class DA, 5.50%, 12/25/2034	351,196	351,403
Ser. 2006-63, Class QE, 5.50%, 11/25/2032	270,000	267,487
Ser. 2006-67, Class PC, 5.50%, 03/25/2033	265,000	263,027

Total Agency Mortgage-Backed Collateralized Mortgage
Obligations (cost $4,134,936)		4,132,732

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 6.0%
FIXED-RATE 3.9%
FHLMC, 5.00%, 04/01/2021	310,399	305,070
FNMA:
4.50%, 04/01/2019	292,406	282,515
5.00%, 03/01/2036	283,163	279,085
5.50%, 02/01/2035 - 09/01/2035	508,512	503,168
7.50%, 12/01/2030	83,237	86,921
FNMA 15 year, 5.00%, TBA #	565,000	555,465
FNMA 30 year:
5.50%, TBA #	425,000	420,086
6.00%, TBA #	610,000	614,194

		3,046,504

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE 2.1%
FHLMC:
5.34%, 12/01/2035	$248,926	$247,708
5.82%, 10/01/2036	399,322	402,703
FNMA:
5.32%, 09/01/2035	251,038	247,988
5.49%, 01/01/2036	254,509	255,778
5.51%, 03/01/2036	188,214	189,208
5.78%, 09/01/2036	189,294	190,558
GNMA, 5.50%, 08/20/2029 - 09/20/2029	116,189	116,422

		1,650,365

Total Agency Mortgage-Backed Pass Through Securities
(cost $4,717,776)		4,696,869

AGENCY REPERFORMING MORTGAGE-BACKED COLLATERALIZED
MORTGAGE OBLIGATIONS 0.7%
FNMA:
Ser. 2003-W2, Class 2A9, 5.90%, 07/25/2042	210,424	211,398
Ser. 2003-W12, Class 1A8, 4.55%, 06/25/2043	350,000	335,809

Total Agency Reperforming Mortgage-Backed Collateralized Mortgage
Obligations (cost $554,381)		547,207

ASSET-BACKED SECURITIES 1.0%
JPMorgan Alternative Loan Trust, Ser. 2006-S2, Class A6, 6.05%, 05/25/2036	150,000	150,702
MASTR Asset Backed Securities Trust, Ser. 2005-AB1, Class A3B, 5.23%,
10/25/2032	370,000	366,786
Nomura Asset Acceptance Corp., Ser. 2006-AF2, Class 1A4, 6.43%, 07/25/2036	275,000	278,501

Total Asset-Backed Securities (cost $798,018)		795,989

COMMERCIAL MORTGAGE-BACKED SECURITIES 3.5%
FIXED-RATE 2.2%
Commercial Mtge. Pass-Through Cert., Ser. 2004-LB2A, Class A1, 2.96%,
03/10/2039	192,198	187,538
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2006-C4, Class A3, 5.47%,
09/15/2039	335,000	338,501
LB-UBS Comml. Mtge. Trust:
Ser. 2003-C1, Class A4, 4.39%, 03/17/2032	390,000	372,868
Ser. 2003-C8, Class A4, 5.12%, 11/15/2032	430,000	426,760
Morgan Stanley Dean Witter Capital I, Ser. 2003-HQ2, Class A2, 4.92%,
03/12/2035	440,000	431,644

		1,757,311

FLOATING-RATE 1.3%
Goldman Sachs Mtge. Securities Corp. II, Ser. 2003-C1, Class A1, 2.90%,
01/10/2040	241,056	237,297
JPMorgan Chase & Co. Comml. Mtge. Securities Corp., Ser. 2004-PNC1, Class A4,
5.37%, 06/12/2041	400,000	403,573

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FLOATING-RATE continued
Morgan Stanley Capital I, Inc., Ser. 2006-HQ8, Class A4, 5.39%, 03/12/2044	$345,000	$348,930

		989,800

Total Commercial Mortgage-Backed Securities (cost $2,759,743)		2,747,111

CORPORATE BONDS 5.6%
CONSUMER DISCRETIONARY 0.7%
Media 0.3%
Time Warner, Inc., 7.625%, 04/15/2031	200,000	224,085

Specialty Retail 0.4%
Federated Retail Holdings, Inc., 5.90%, 12/01/2016	175,000	175,053
Home Depot, Inc., 5.40%, 03/01/2016	150,000	146,968

		322,021

CONSUMER STAPLES 0.3%
Beverages 0.3%
Coca-Cola Enterprises, Inc., 0.00%, 06/20/2020 (n)	600,000	273,760

ENERGY 0.2%
Oil, Gas & Consumable Fuels 0.2%
Kinder Morgan Energy Partners, LP, 7.40%, 03/15/2031	175,000	192,118

FINANCIALS 2.5%
Capital Markets 0.8%
Bank of New York Co., 7.30%, 12/01/2009	450,000	474,283
Morgan Stanley, 3.875%, 01/15/2009	200,000	195,124

		669,407

Commercial Banks 0.3%
U.S. Bancorp, 6.375%, 08/01/2011	200,000	208,985

Consumer Finance 0.6%
General Electric Capital Corp., 6.125%, 02/22/2011	200,000	206,928
Sprint Capital Corp., 6.875%, 11/15/2028	255,000	255,975

		462,903

Insurance 0.3%
American International Group, Inc., 4.70%, 10/01/2010	250,000	245,856

Real Estate Investment Trusts 0.5%
Duke Realty Corp., 3.35%, 01/15/2008	250,000	244,238
ProLogis, 5.625%, 11/15/2016	125,000	124,299

		368,537

HEALTH CARE 0.7%
Health Care Providers & Services 0.3%
UnitedHealth Group, Inc., 5.375%, 03/15/2016	200,000	198,410

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Pharmaceuticals 0.4%
Abbott Laboratories, 5.875%, 05/15/2016	$100,000	$103,188
Merck & Co., Inc., 4.75%, 03/01/2015	225,000	214,672

		317,860

INDUSTRIALS 0.5%
Road & Rail 0.5%
Burlington Northern Santa Fe Corp., 6.75%, 07/15/2011	350,000	369,836

MATERIALS 0.2%
Chemicals 0.2%
E.I. DuPont de Nemours & Co., 5.25%, 12/15/2016	175,000	171,742

TELECOMMUNICATION SERVICES 0.5%
Diversified Telecommunication Services 0.3%
Verizon Communications, Inc., 5.875%, 01/17/2012	200,000	202,824

Wireless Telecommunication Services 0.2%
Cingular Wireless, 8.125%, 05/01/2012	150,000	168,975

Total Corporate Bonds (cost $4,260,971)		4,397,319

U.S. TREASURY OBLIGATIONS 3.6%
U.S. Treasury Bonds:
6.00%, 02/15/2026 ##	805,000	913,235
7.25%, 08/15/2022	1,190,000	1,492,800
U.S. Treasury Notes:
3.375%, 11/15/2008	295,000	287,533
4.25%, 08/15/2015	145,000	140,356

Total U.S. Treasury Obligations (cost $2,857,636)		2,833,924

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 0.4%
FLOATING-RATE 0.4%
Washington Mutual, Inc., Ser. 2005-AR12, Class 1A4, 4.84%, 10/25/2035
(cost $340,861)	345,000	336,516

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 1.4%
FLOATING-RATE 1.4%
Citigroup Mtge. Loan Trust, Inc., Ser. 2005-8, Class 1A2A, 5.11%, 10/25/2035	251,097	248,785
IndyMac INDX Mtge. Loan Trust, Ser. 2006-AR11, Class 3A1, 5.86%,
06/25/2036	233,974	234,941
Washington Mutual, Inc., Ser. 2006-AR10, Class 1A1, 5.97%, 09/25/2036	237,808	239,941
Wells Fargo Mtge. Backed Securities Trust, Ser. 2006-AR10, Class 5A1, 5.61%,
07/25/2036	367,305	367,891

Total Whole Loan Mortgage-Backed Pass Through Securities
(cost $1,083,157)		1,091,558

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

YANKEE OBLIGATIONS - CORPORATE 0.2%
MATERIALS 0.2%
Metals & Mining 0.2%
Alcan, Inc., 6.125%, 12/15/2033 (cost $122,709)	$125,000	$124,017

	Shares	Value

COMMON STOCKS 66.7%
CONSUMER DISCRETIONARY 6.4%
Diversified Consumer Services 1.4%
Apollo Group, Inc., Class A *	29,000	1,130,130

Internet & Catalog Retail 1.1%
Amazon.com, Inc. *	21,300	840,498

Media 2.4%
News Corp., Class A	19,430	417,356
Omnicom Group, Inc.	7,000	731,780
Time Warner, Inc.	20,396	444,225
Walt Disney Co.	9,200	315,284

		1,908,645

Multi-line Retail 0.6%
J.C. Penney Co., Inc.	5,962	461,221

Specialty Retail 0.9%
Best Buy Co., Inc.	10,300	506,657
Chico’s FAS, Inc. *	9,100	188,279

		694,936

CONSUMER STAPLES 6.5%
Beverages 1.3%
Diageo plc, ADR	7,700	610,687
PepsiCo, Inc.	6,283	393,002

		1,003,689

Food & Staples Retailing 2.2%
BJ’s Wholesale Club, Inc. *	12,100	376,431
Wal-Mart Stores, Inc.	23,710	1,094,928
Whole Foods Market, Inc.	5,300	248,729

		1,720,088

Household Products 1.8%
Procter & Gamble Co.	21,968	1,411,883

Tobacco 1.2%
Altria Group, Inc.	11,479	985,128

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
ENERGY 6.5%
Energy Equipment & Services 1.2%
Schlumberger, Ltd.	11,482	$725,203
Weatherford International, Ltd. *	6,400	267,456

		992,659

Oil, Gas & Consumable Fuels 5.3%
Apache Corp.	8,000	532,080
BP plc, ADR	10,517	705,691
ConocoPhillips	7,500	539,625
Exxon Mobil Corp.	26,423	2,024,795
Occidental Petroleum Corp.	7,116	347,474

		4,149,665

FINANCIALS 14.6%
Capital Markets 3.9%
Goldman Sachs Group, Inc.	2,700	538,245
Legg Mason, Inc.	6,898	655,655
Merrill Lynch & Co., Inc.	6,350	591,185
Morgan Stanley	6,928	564,147
State Street Corp.	6,980	470,731
T. Rowe Price Group, Inc.	5,900	258,243

		3,078,206

Commercial Banks 1.9%
U.S. Bancorp	17,843	645,738
Wells Fargo & Co.	24,526	872,145

		1,517,883

Consumer Finance 1.1%
American Express Co.	9,020	547,243
Capital One Financial Corp.	3,872	297,447

		844,690

Diversified Financial Services 5.7%
Bank of America Corp.	28,541	1,523,804
Citigroup, Inc.	37,414	2,083,960
JPMorgan Chase & Co.	19,124	923,689

		4,531,453

Insurance 2.0%
American International Group, Inc.	8,801	630,680
Hartford Financial Services Group, Inc.	5,208	485,958
Prudential Financial, Inc.	5,037	432,477

		1,549,115

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 10.8%
Biotechnology 1.6%
Amgen, Inc. *	7,786	$531,862
Biogen Idec, Inc. *	14,400	708,336

		1,240,198

Health Care Equipment & Supplies 2.2%
Baxter International, Inc.	13,262	615,224
Medtronic, Inc.	5,326	284,994
St. Jude Medical, Inc. *	9,500	347,320
Zimmer Holdings, Inc. *	6,600	517,308

		1,764,846

Health Care Providers & Services 1.6%
Aetna, Inc.	6,200	267,716
Caremark Rx, Inc.	11,500	656,765
WellPoint, Inc. *	4,300	338,367

		1,262,848

Pharmaceuticals 5.4%
Abbott Laboratories	9,477	461,625
Bristol-Myers Co.	33,300	876,456
Johnson & Johnson	15,558	1,027,139
Novartis AG, ADR	5,300	304,432
Pfizer, Inc.	39,304	1,017,973
Wyeth	11,426	581,812

		4,269,437

INDUSTRIALS 5.5%
Aerospace & Defense 1.1%
Lockheed Martin Corp.	6,000	552,420
United Technologies Corp.	4,300	268,836

		821,256

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	6,485	486,245

Commercial Services & Supplies 0.3%
Cintas Corp.	6,400	254,144

Industrial Conglomerates 2.2%
General Electric Co.	46,553	1,732,237

Machinery 1.3%
Deere & Co.	3,271	310,974
Pall Corp.	21,300	735,915

		1,046,889

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 12.2%
Communications Equipment 3.3%
Cisco Systems, Inc. *	46,378	$1,267,511
QUALCOMM, Inc.	35,532	1,342,754

		2,610,265

Computers & Peripherals 1.2%
Dell, Inc. *	38,900	976,001

Internet Software & Services 1.9%
eBay, Inc. *	16,700	502,169
Google, Inc., Class A *	2,100	967,008

		1,469,177

IT Services 1.3%
Accenture, Ltd., Class A	14,400	531,792
Automatic Data Processing, Inc.	9,300	458,025

		989,817

Semiconductors & Semiconductor Equipment 2.0%
Altera Corp. *	28,278	556,511
Intel Corp.	34,200	692,550
Texas Instruments, Inc.	11,844	341,107

		1,590,168

Software 2.5%
Microsoft Corp.	30,027	896,606
Oracle Corp. *	60,829	1,042,609

		1,939,215

MATERIALS 1.1%
Chemicals 0.7%
Air Products & Chemicals, Inc.	7,800	548,184

Paper & Forest Products 0.4%
Weyerhaeuser Co.	4,500	317,925

TELECOMMUNICATION SERVICES 2.0%
Diversified Telecommunication Services 1.0%
AT&T, Inc.	12,812	458,029
Verizon Communications, Inc.	8,865	330,133

		788,162

Wireless Telecommunication Services 1.0%
Alltel Corp.	5,925	358,344
Sprint Nextel Corp.	23,864	450,791

		809,135

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
UTILITIES 1.1%
Electric Utilities 0.8%
DPL, Inc.	10,746	$298,524
Exelon Corp.	5,131	317,558

		616,082

Independent Power Producers & Energy Traders 0.3%
TXU Corp.	4,740	256,955

Total Common Stocks (cost $40,538,026)		52,609,075

MUTUAL FUND SHARES 0.7%
MFS Charter Income Trust	7,700	65,912
MFS Government Markets Income Trust	10,000	65,200
MFS Intermediate Income Trust	14,000	85,960
MFS Multimarket Income Trust	10,000	60,200
Putnam Master Intermediate Income Trust	10,500	67,410
Putnam Premier Income Trust	17,700	113,811
Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund	5,300	60,526
Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2	5,900	68,263

Total Mutual Fund Shares (cost $567,637)		587,282

SHORT-TERM INVESTMENTS 2.0%
MUTUAL FUND SHARES 2.0%
Evergreen Institutional U.S. Government Money Market Fund, Class I,
5.01% q ø ## (cost $1,548,299)	1,548,299	1,548,299

Total Investments (cost $67,898,017) 101.4%		79,947,092
Other Assets and Liabilities (1.4%)		(1,104,594)

Net Assets 100.0%		$78,842,498

#       When-issued or delayed delivery security

(n)     Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

##     All or a portion of this security has been segregated for when-issued or delayed delivery securities.

*       Non-income producing security

q       Rate shown is the 7-day annualized yield at period end.

ø       Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MASTR	Mortgage Asset Securitization Transactions, Inc.
TBA	To Be Announced

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

December 31, 2006

The following table shows portfolio composition as a percent of total investments as of December 31, 2006:

Mortgage-Backed Securities	21.4%
Financials	16.9%
Information Technology	12.0%
Health Care	11.3%
Consumer Discretionary	7.0%
Consumer Staples	6.7%
Energy	6.7%
Industrials	5.9%
U.S. Treasury Obligations	3.5%
Telecommunication Services	2.5%
Materials	1.4%
Utilities	1.1%
Asset-Backed Securities	1.0%
Mutual Fund Shares	0.7%
Cash Equivalents	1.9%

100.0%

The following table shows the percent of total investments (excluding equity positions and segregated cash and cash equivalents) by credit quality based on Moody’s and Standard & Poor’s ratings as of December 31, 2006 (unaudited):

AAA	82.8%
AA	4.5%
A	5.9%
BBB	6.8%

100.0%

The following table shows the percent of total investments (excluding equity positions and segregated cash and cash equivalents) based on effective maturity as of December 31, 2006 (unaudited):

Less than 1 year	1.3%
1 to 3 year(s)	18.3%
3 to 5 years	34.2%
5 to 10 years	29.7%
10 to 20 years	16.5%

100.0%

See Notes to Financial Statements

20

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

Assets
Investments in securities, at value (cost $66,349,718)	$78,398,793
Investments in affiliated money market fund, at value (cost $1,548,299)	1,548,299

Total investments	79,947,092
Receivable for securities sold	247,016
Principal paydown receivable	5,678
Receivable for Fund shares sold	18,369
Dividends and interest receivable	286,120

Total assets	80,504,275

Liabilities
Payable for securities purchased	1,603,317
Payable for Fund shares redeemed	27,574
Advisory fee payable	3,206
Distribution Plan expenses payable	96
Due to other related parties	1,112
Accrued expenses and other liabilities	26,472

Total liabilities	1,661,777

Net assets	$78,842,498

Net assets represented by
Paid-in capital	$88,260,300
Undistributed net investment income	1,218,454
Accumulated net realized losses on investments	(22,685,331)
Net unrealized gains on investments	12,049,075

Total net assets	$78,842,498

Net assets consists of
Class 1	$76,092,577
Class 2	2,749,921

Total net assets	$78,842,498

Shares outstanding (unlimited number of shares authorized)
Class 1	5,022,250
Class 2	181,808

Net asset value per share
Class 1	$15.15
Class 2	$15.13

See Notes to Financial Statements

21

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

Investment income
Interest	$1,281,160
Dividends (net of foreign withholding taxes of $898)	989,094
Income from affiliate	166,310
Securities lending	1,693

Total investment income	2,438,257

Expenses
Advisory fee	237,585
Distribution Plan expenses	6,665
Administrative services fee	80,989
Transfer agent fees	387
Trustees’ fees and expenses	2,935
Printing and postage expenses	37,470
Custodian and accounting fees	25,276
Professional fees	18,655
Other	1,463

Total expenses	411,425
Less: Expense reductions	(1,863)

Net expenses	409,562

Net investment income	2,028,695

Net realized and unrealized gains or losses on investments
Net realized gains on investments	3,315,036
Net change in unrealized gains or losses on investments	2,225,132

Net realized and unrealized gains or losses on investments	5,540,168

Net increase in net assets resulting from operations	$7,568,863

See Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006		2005

Operations
Net investment income		$2,028,695		$2,093,019
Net realized gains on investments		3,315,036		3,726,431
Net change in unrealized gains or losses
on investments		2,225,132		(1,214,276)

Net increase in net assets resulting from
operations		7,568,863		4,605,174

Distributions to shareholders from
Net investment income
Class 1		(1,942,133)		(2,155,715)
Class 2		(56,313)		(53,723)

Total distributions to shareholders		(1,998,446)		(2,209,438)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	455,457	6,584,390	118,381	1,632,520
Class 2	16,837	242,883	24,103	329,741

		6,827,273		1,962,261

Net asset value of shares issued in
reinvestment of distributions
Class 1	132,049	1,942,133	156,177	2,155,715
Class 2	3,842	56,313	3,908	53,723

		1,998,446		2,209,438

Payment for shares redeemed
Class 1	(1,513,658)	(21,877,922)	(1,939,386)	(26,649,192)
Class 2	(23,831)	(342,025)	(31,057)	(428,698)

		(22,219,947)		(27,077,890)

Net decrease in net assets resulting from
capital share transactions		(13,394,228)		(22,906,191)

Total decrease in net assets		(7,823,811)		(20,510,455)
Net assets
Beginning of period		86,666,309		107,176,764

End of period		$78,842,498		$86,666,309

Undistributed net investment income		$1,218,454		$1,209,761

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Balanced Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

24

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the coun-terparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mort-

25

NOTES TO FINANCIAL STATEMENTS continued

gage paydown gains and losses. During the year ended December 31, 2006, the following amounts were reclassified:

Undistributed net investment income	$(21,556)
Accumulated net realized losses on investments	21,556

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.41% and declining to 0.21% as the aggregate average daily net assets of the Fund and its retail counterpart increase.

Tattersall Advisory Group, Inc. (“TAG”), an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the fixed income portion of the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2006, the Fund paid brokerage commissions of $9,921 to Wachovia Securities, LLC.

26

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended December 31, 2006:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 25,392,244	$ 16,808,817	$ 24,915,768	$ 27,841,355

On December 31, 2006, the aggregate cost of securities for federal income tax purposes was $68,280,534. The gross unrealized appreciation and depreciation on securities based on tax cost was $12,752,571 and $1,086,013, respectively, with a net unrealized appreciation of $11,666,558.

As of December 31, 2006, the Fund had $22,302,814 in capital loss carryovers for federal income tax purposes with $7,133,540 expiring in 2009, $8,868,654 expiring in 2010 and $6,300,620 expiring in 2011.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2006, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryovers

$ 1,218,454	$ 11,666,558	$ 22,302,814

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid were $1,998,446 and $2,209,438 of ordinary income for the years ended December 31, 2006 and December 31, 2005, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

27

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09% . During the year ended December 31, 2006, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund,

28

NOTES TO FINANCIAL STATEMENTS continued

EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as

29

NOTES TO FINANCIAL STATEMENTS continued

of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Balanced Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2006 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Balanced Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 12, 2007

31

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 42.26% of ordinary income dividends paid during the fiscal year ended December 31, 2006 qualified for the dividends received deduction.

32

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreements. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund, of TAG or of EIMC, approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA Balanced Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreements. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

33

ADDITIONAL INFORMATION (unaudited) continued

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC and TAG, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, TAG and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and TAG. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were

34

ADDITIONAL INFORMATION (unaudited) continued

generally lower than those charged to the funds. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC and noted that the funds’ transfer agent had received Dalbar’s Mutual Fund Service Award for services provided to shareholders and Dalbar’s Financial Intermediary Service Quality Evaluation Award for services to broker-dealer representatives on a post-sale support basis. They reviewed information presented to them showing generally that the transfer agency fees charged to the funds were generally consistent with industry norms, and that transfer agency fees for a number of the funds had recently declined, or were expected to in the near future.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC, TAG and EIMC’s affiliates provide a comprehensive investment management service to the funds. They noted that EIMC and TAG formulate and implement an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and TAG were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions,

35

ADDITIONAL INFORMATION (unaudited) continued

and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but considered that the enhancement process is an on-going one and that they would continue to monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC and TAG, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

The Trustees noted that the Fund had underperformed relative to its Lipper peer group for the one- and three-year periods ending May 31, 2006. EIMC expressed confidence in its investment strategy and management team for the Fund, and described recent enhancements that it had made to management of the Fund’s fixed income exposure.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted

36

ADDITIONAL INFORMATION (unaudited) continued

that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

37

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39

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Funds Family (consisting
of 51 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

40

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

James Angelos[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services,
DOB: 9/2/1947	Inc.
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 92 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

560855 rv4 2/2007

Evergreen VA Core Bond Fund

Evergreen

VA CORE BOND FUND

Annual Report
as of December 31, 2006

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
6	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2007

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the annual report for the Evergreen VA Core Bond Fund covering the twelvemonth period ended December 31, 2006.

The domestic equity and fixed income markets each delivered positive performance during 2006, despite considerable volatility over the first half of the year brought on by fears of the potential effects of rising interest rates and rapidly climbing energy prices. Those concerns subsided in the final six months of the year as oil prices began receding and the U.S. Federal Reserve Board (the “Fed”) paused in its cycle of credit tightening and held short-term interest rates steady, which led to significantly improved performance.

Throughout the year, the economic expansion persisted, although evidence grew that the rate of expansion was decelerating in the final six months. By the third quarter, the rate of growth of Gross Domestic Product had moderated to 2.0% — significantly below the 5.0% pace of the first quarter. Signs of slowing growth were most evident in the housing and automotive industries, while other parts of the economy appeared to hold up well. Personal consumption continued to rise as business investment expanded. These factors, combined with lower energy prices, appeared to boost consumer confidence and reduce fears of heightened inflationary pressures. However, in its pronouncements, the Fed continued to express its concern for the potential risks of inflation. Fed

1

LETTER TO SHAREHOLDERS continued

governors gave little indication that any reduction in short-term rates might be imminent.

As confidence grew in the stamina of the economic expansion and the sustainability of corporate profit trends, domestic small-, mid- and large-cap stocks rallied in tandem, while value stocks generally retained a performance edge over growth stocks. In most foreign stock markets, returns were even higher than in the U.S. market, reflecting the more direct impact of robust growth throughout the world. In the domestic fixed income market, high-yield corporate bonds outperformed the investment-grade market, where investors focused on a flat-to-inverted yield curve which resulted in few opportunities to gain performance by extending duration. Against this backdrop, managers of Evergreen’s variable annuity funds implemented strategies for each of the funds, consistent with the asset class in which each fund invested.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

3

Notification of Investment Strategy Change:

• Effective April 1, 2007, the Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options, and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with other types of investments. For example, the use of derivatives involves the risk of loss due to the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile and may be illiquid or difficult to price. Derivatives are highly specialized instruments, and involve the risk that an investment advisor may not accurately predict the performance of a derivative under all market conditions. When the Fund uses a derivative instrument, it could lose more than the principal amount invested. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More information about derivatives and the risks associated with them can be found in the Fund’s prospectus and statement of additional information, which may be obtained by calling 1.800.343.2898 or visiting our website at EvergreenInvestments.com

4

Notice to Shareholders:

• The Fund’s prospectus has been amended to make the following change to the Fund’s short-term trading policy effective April 2, 2007:

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of the Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans:
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have immediate access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediary is applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

5

FUND AT A GLANCE

as of December 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub-Advisor:

• Tattersall Advisory Group, Inc.

Portfolio Managers:

• Robert Calhoun, CFA

• Parham M. Behrooz, CFA

• Mehmet Camurdan, CFA

• Eric R. Harper, CFA

• Todd C. Kuimjian, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 7/31/2002

	Class 1	Class 2
Class inception date	7/31/2002	7/31/2002

Average annual return

1-year	4.21%	3.96%

Since portfolio inception	4.32%	4.05%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA Core Bond Fund Class 1 shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

6

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 4.21% for the twelve-month period ended December 31, 2006. During the same period, the LBABI returned 4.33%.

The fund seeks to maximize total return through a combination of current income and capital growth.

The fund performed in line with the LBABI for the fiscal year ended December 31, 2006–a year characterized by contrasts in the domestic fixed income market. During the first six months, the Federal Reserve Board (the “Fed”) maintained its effort to restrain the economic expansion and inflationary pressures by raising the key fed funds rate four successive times, to 5.25% . Yields across securities of different maturities tended to rise during this period, although short-term yields rose somewhat more than longer-term yields. However, the Fed left short-term rates unchanged during the second half of the year. During this period, yields of short-term securities remained stable while the yields of many longer-term fixed-income securities tended to recede. As a result, the yield curve flattened-a condition which occurs when the spreads between yields of different maturities compress. At other times during this period, the yield curve inverted, which occurs when yields of some longer-maturity securities are lower than yields of short-term securities. Throughout the year, the economy continued to expand and corporate profits grew.

Throughout 2006, we maintained a relatively neutral duration about even with the LBABI. Duration is a measure of a portfolio’s sensitivity to interest-rate changes. This neutral duration policy did not have an impact on relative performance. Early in the year, we took advantage of a rally in pass-through mortgage-backed securities to increase the fund’s exposure in mortgages with more predictable cash flows, while we remained modestly underweighted in corporates because of our concern about relatively rich valuations. However, the fund’s underweighting of corporates did not help relative performance. As spreads-the differences in yields between bonds of different quality ratings-tightened in the third quarter, we upgraded the general quality of our corporate holdings, while remaining underweighted in the corporate sector. Our security selection within the corporate sector and our decision to upgrade the quality of our corporates were supportive to results. A substantial portion of the portfolio was invested in the securitized sector in the third quarter, with an overweighting in commercial mortgage-backed securities. We maintained that general positioning in the final quarter. The fund’s positions in mortgage-backed securities and our selections within that sector generally helped support performance. At the end of the fiscal year, the fund’s duration was 4.41 years, while the highest allocation of assets was to mortgage-backed securities, at approximately 64% of net assets. Corporates accounted for approximately 17% of net assets.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rise when prevailing interest rates fall, and fall when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of December 31, 2006, and subject to change.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

The example illustrates your fund’s costs in two ways:

  Actual expenses
  The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
  Hypothetical example for comparison purposes
  The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees exchange fees, or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2006	12/31/2006	Period*

Actual
Class 1	$ 1,000.00	$ 1,048.81	$ 2.74
Class 2	$ 1,000.00	$ 1,047.10	$ 4.02
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,022.53	$ 2.70
Class 2	$ 1,000.00	$ 1,021.27	$ 3.97

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.53% for Class 1 and 0.78% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$10.05	$10.17	$10.15	$10.23	$10.00

Income from investment operations
Net investment income (loss)	0.46[2]	0.40[2]	0.37	0.36	0.16
Net realized and unrealized gains or losses on investments	(0.04)	(0.16)	0.05	0.03	0.29

Total from investment operations	0.42	0.24	0.42	0.39	0.45

Distributions to shareholders from
Net investment income	(0.48)	(0.36)	(0.35)	(0.44)	(0.15)
Net realized gains	0	0[3]	(0.05)	(0.02)	(0.07)
Tax basis return of capital	0	0	0	(0.01)	0

Total distributions to shareholders	(0.48)	(0.36)	(0.40)	(0.47)	(0.22)

Net asset value, end of period	$ 9.99	$10.05	$10.17	$10.15	$10.23

Total return[4]	4.21%	2.40%	4.08%	3.86%	4.49%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 104	$ 129	$1,017	$1,015	$1,024
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.53%	0.56%	0.57%	0.62%	0.65%[5]
Expenses excluding waivers/reimbursements and expense reductions	0.53%	0.56%	0.57%	0.62%	0.65%[5]
Net investment income (loss)	4.56%	3.90%	3.59%	3.45%	3.70%[5]
Portfolio turnover rate	152%	197%	193%	153%	178%

1 For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Amount represents less than $0.005 per share.

4 Total return does not reflect charges attributable to your insurance company’s separate account.

5 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$ 10.05	$ 10.17	$ 10.16	$ 10.23	$ 10.00

Income from investment operations
Net investment income (loss)	0.44[2]	0.38[2]	0.35[2]	0.34	0.15
Net realized and unrealized gains or losses on investments	(0.04)	(0.16)	0.03	0.03	0.29

Total from investment operations	0.40	0.22	0.38	0.37	0.44

Distributions to shareholders from
Net investment income	(0.45)	(0.34)	(0.32)	(0.41)	(0.14)
Net realized gains	0	0[3]	(0.05)	(0.02)	(0.07)
Tax basis return of capital	0	0	0	(0.01)	0

Total distributions to shareholders	(0.45)	(0.34)	(0.37)	(0.44)	(0.21)

Net asset value, end of period	$ 10.00	$ 10.05	$ 10.17	$ 10.16	$ 10.23

Total return[4]	3.96%	2.17%	3.76%	3.61%	4.38%

Ratios and supplemental data
Net assets, end of period (thousands)	$50,869	$46,680	$29,949	$21,835	$20,499
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.78%	0.82%	0.81%	0.87%	0.90%[5]
Expenses excluding waivers/reimbursements and expense reductions	0.78%	0.82%	0.81%	0.87%	0.90%[5]
Net investment income (loss)	4.33%	3.74%	3.35%	3.17%	3.47%[5]
Portfolio turnover rate	152%	197%	193%	153%	178%

1 For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Amount represents less than $0.005 per share.

4 Total return does not reflect charges attributable to your insurance company’s separate account.

5 Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2006

	Principal
	Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 8.9%
FIXED-RATE 8.9%
FNMA:
4.43%, 08/01/2009	$ 300,000	$ 295,063
4.59%, 06/01/2011	358,893	350,043
4.88%, 10/01/2012	502,316	493,705
4.96%, 11/01/2008	390,010	386,409
5.91%, 02/01/2012	340,999	350,274
6.01%, 02/01/2012	322,081	331,980
6.02%, 01/01/2009	589,959	593,320
6.20%, 01/01/2011	401,058	412,048
6.23%, 12/01/2008	231,820	233,625
6.32%, 01/01/2011	940,877	969,641
7.26%, 12/01/2010	92,237	97,863

Total Agency Commercial Mortgage-Backed Securities
(cost $4,650,748)		4,513,971

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 18.1%
FIXED-RATE 18.1%
FHLMC:
Ser. 2427, Class LW, 6.00%, 03/15/2017	176,810	179,328
Ser. 2694, Class QH, 4.50%, 03/15/2032	450,000	424,865
Ser 2695, Class BG, 4.50%, 04/15/2032	540,000	510,530
Ser. 2760, Class EA, 4.50%, 04/15/2013	216,092	214,460
Ser. 2780, Class TH, 5.00%, 09/15/2029	230,000	225,617
Ser. 2808, Class PE, 5.50%, 01/15/2029	295,000	294,274
Ser. 2929, Class PD, 5.00%, 09/15/2030	520,000	507,547
Ser. 3003, Class LD, 5.00%, 12/15/2034	545,000	522,696
Ser. 3028, Class MD, 5.00%, 03/15/2032	415,000	404,758
Ser. 3059, Class CD, 5.00%, 04/15/2031	595,000	579,193
Ser. 3079, Class MD, 5.00%, 03/15/2034	360,000	343,606
Ser. 3082, Class PJ, 5.00%, 09/15/2034	450,000	428,436
Ser. 3098, Class PE, 5.00%, 06/15/2034	450,000	428,877
Ser. 3115, Class LA, 5.00%, 06/15/2031	376,770	371,277
Ser. 3138, Class PC, 5.50%, 06/15/2032	255,000	253,198
Ser. 3187, Class A, 5.00%, 02/15/2032	736,264	722,820
FNMA:
Ser. 2002-5, Class PJ, 6.00%, 10/25/2021	424,508	428,990
Ser. 2002-12, Class PG, 6.00%, 03/25/2017	387,536	392,589
Ser. 2004-26, Class PA, 4.50%, 09/25/2025	434,491	428,699
Ser. 2004-33, Class MW, 4.50%, 01/25/2030	325,000	309,634
Ser. 2005-19, Class PA, 5.50%, 07/25/2034	389,311	389,355
Ser. 2005-102, Class PD, 5.00%, 05/25/2032	380,000	370,218
Ser. 2006-63, Class QE, 5.50%, 11/25/2032	525,000	520,113

Total Agency Mortgage-Backed Collateralized Mortgage
Obligations (cost $9,242,570)		9,251,080

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 15.0%
FIXED-RATE 10.7%
FHLMC:
4.50%, 05/01/2034	$ 249,562	$ 234,200
6.50%, 09/01/2019	215,110	220,324
FNMA:
4.50%, 04/01/2019	240,805	232,659
5.00%, 10/01/2020 - 03/01/2036	1,161,909	1,140,697
5.46%, 01/01/2036	445,992	449,525
5.50%, 02/01/2035	168,456	166,792
6.20%, 05/01/2011	301,902	311,245
7.00%, 06/01/2032	22,194	22,838
FNMA 15 year, 5.00%, TBA #	1,470,000	1,445,194
FNMA 30 year, 6.00%, TBA #	1,200,000	1,208,250

		5,431,724

FLOATING-RATE 4.3%
FHLMC, 5.34%, 12/01/2035	354,949	353,214
FNMA:
5.32%, 09/01/2035	477,384	471,583
5.50%, 03/01/2036	319,973	321,389
5.78%, 09/01/2036	398,003	400,660
5.94%, 11/01/2036	594,131	598,815
GNMA, 5.50%, 09/20/2029 - 07/20/2030	63,549	63,743

		2,209,404

Total Agency Mortgage-Backed Pass Through Securities
(cost $7,671,290)		7,641,128

AGENCY REPERFORMING MORTGAGE-BACKED COLLATERALIZED
MORTGAGE OBLIGATIONS 0.5%
FNMA, Ser. 2003-W19, Class 1A5, 5.50%, 11/25/2033 (cost $247,103)	240,343	239,072

ASSET-BACKED SECURITIES 4.1%
American Home Mtge. Backed Investment Trust, Ser. 2005-2, Class 5A4C, 5.41%,
09/25/2035	260,000	246,995
Deutsche Securities, Inc.:
Ser. 2005-3, Class 4A5, 5.25%, 06/25/2035	290,000	286,950
Ser. 2005-4, Class A3, 5.25%, 09/25/2035	240,000	237,256
JPMorgan Alternative Loan Trust:
Ser. 2006-12XS, Class A3, 5.80%, 10/25/2036	260,000	259,781
Ser. 2006-S2, Class A2, 5.81%, 05/25/2036	275,000	273,705
Lehman XS Trust:
Ser. 2005-6, Class 3A3A, 5.76%, 11/25/2035	145,000	141,257
Ser. 2005-6, Class 3A2B, 5.42%, 11/25/2035	415,000	409,464
Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class A2, 5.52%, 02/25/2036	235,000	234,038

Total Asset-Backed Securities (cost $2,100,533)		2,089,446

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.8%
FIXED-RATE 11.0%
Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2003-PWR2, Class A4, 5.19%,
05/11/2039	$ 545,000	$ 541,449
Commercial Mtge. Pass-Through Cert.:
Ser. 2004-LB2A, Class A1, 2.96%, 03/10/2039	116,484	113,660
Ser. 2004-LB4, Class A2, 4.05%, 10/15/2037	505,000	490,487
Credit Suisse First Boston Mtge. Securities Corp.:
Ser. 2003-CK2, Class A4, 4.80%, 03/15/2036	485,000	472,831
Ser. 2006-C4, Class A3, 5.47%, 09/15/2039	650,000	656,793
Greenwich Capital Comml. Funding Corp., Ser. 2003-C1, Class A1, 2.31%,
07/05/2035	308,363	300,599
JPMorgan Chase & Co. Comml. Mtge. Securities Corp., Ser. 2006-CB15,
Class A4, 5.81%, 06/12/2043	445,000	461,122
LB-UBS Comml. Mtge. Trust:
Ser. 2003-C7, Class A4, 4.93%, 09/15/2035	420,000	412,462
Ser. 2003-C8, Class A1, 3.64%, 11/15/2027	424,112	414,627
Ser. 2004-C1, Class A4, 4.57%, 01/15/2031	260,000	249,151
Merrill Lynch Mtge. Trust, Ser. 2003-KEY1, Class A4, 5.24%, 11/12/2035	485,000	483,185
Morgan Stanley Capital I, Inc.:
Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030	259,620	261,887
Ser. 2003-IQ4, Class A2, 4.07%, 05/15/2040	440,000	412,846
Ser. 2004-IQ8, Class A5, 5.11%, 06/15/2040	350,000	344,836

		5,615,935

FLOATING-RATE 2.8%
Banc of America Comml. Mtge., Inc., Ser. 2004-3, Class A5, 5.30%, 06/10/2039	415,000	418,418
JPMorgan Chase & Co. Comml. Mtge. Securities Corp., Ser. 2004-PNC1,
Class A4, 5.37%, 06/12/2041	570,000	575,092
Morgan Stanley Capital I, Inc., Ser. 2006-HQ8, Class A4, 5.39%, 03/12/2044	420,000	424,784

		1,418,294

Total Commercial Mortgage-Backed Securities (cost $7,026,769)		7,034,229

CORPORATE BONDS 16.1%
CONSUMER DISCRETIONARY 2.2%
Media 0.7%
Comcast Corp., 6.20%, 11/15/2008	50,000	50,814
Time Warner, Inc., 7.625%, 04/15/2031	275,000	308,117

		358,931

Multi-line Retail 1.0%
May Department Stores Co.:
6.90%, 01/15/2032	250,000	254,645
7.45%, 09/15/2011	250,000	266,983

		521,628

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 0.5%
Home Depot, Inc., 5.40%, 03/01/2016	$ 250,000	$ 244,947

CONSUMER STAPLES 0.6%
Food Products 0.6%
General Mills, Inc., 6.00%, 02/15/2012	275,000	281,993

ENERGY 0.3%
Oil, Gas & Consumable Fuels 0.3%
Kinder Morgan Energy Partners, LP, 7.40%, 03/15/2031	150,000	164,672

FINANCIALS 9.4%
Capital Markets 1.5%
Goldman Sachs Group, Inc., 3.875%, 01/15/2009	200,000	194,929
Legg Mason, Inc., 6.75%, 07/02/2008	150,000	153,032
Morgan Stanley, 3.875%, 01/15/2009	200,000	195,124
Northern Trust Corp., 7.10%, 08/01/2009	200,000	208,655

		751,740

Commercial Banks 1.5%
National City Corp., 4.50%, 03/15/2010	300,000	292,205
SunTrust Banks, Inc., 6.375%, 04/01/2011	200,000	208,165
Wells Fargo & Co., 4.20%, 01/15/2010	300,000	292,464

		792,834

Consumer Finance 3.5%
Caterpillar Financial Services Corp., 3.70%, 08/15/2008	300,000	292,676
General Electric Capital Corp., 6.125%, 02/22/2011	400,000	413,856
HSBC Finance Corp.:
4.125%, 11/16/2009	150,000	145,929
4.625%, 09/15/2010	150,000	146,865
5.70%, 06/01/2011	300,000	305,479
Sprint Capital Corp., 6.875%, 11/15/2028	500,000	501,913

		1,806,718

Insurance 1.3%
American International Group, Inc.:
4.70%, 10/01/2010	275,000	270,442
5.625%, 08/17/2011	400,000	403,530

		673,972

Real Estate Investment Trusts 0.5%
ProLogis, 5.625%, 11/15/2016	250,000	248,597

Real Estate Management & Development 0.6%
EOP Operating, LP, 6.75%, 02/15/2008	290,000	294,705

Thrifts & Mortgage Finance 0.5%
Washington Mutual, Inc., 5.00%, 03/22/2012	250,000	243,930

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
HEALTH CARE 1.5%
Health Care Providers & Services 0.6%
UnitedHealth Group, Inc., 5.375%, 03/15/2016	$ 325,000	$ 322,416

Pharmaceuticals 0.9%
Abbott Laboratories, 5.875%, 05/15/2016	250,000	257,970
Merck & Co., Inc., 4.75%, 03/01/2015	200,000	190,820

		448,790

INDUSTRIALS 0.6%
Road & Rail 0.6%
Burlington Northern Santa Fe Corp., 6.75%, 07/15/2011	275,000	290,585

MATERIALS 0.4%
Metals & Mining 0.3%
Alcoa, Inc., 6.50%, 06/01/2011	175,000	182,835

Paper & Forest Products 0.1%
International Paper Co., 5.85%, 10/30/2012	36,000	36,782

TELECOMMUNICATION SERVICES 0.8%
Diversified Telecommunication Services 0.8%
New Jersey Bell Telephone Co., 7.85%, 11/15/2029	125,000	140,257
Verizon Communications, Inc., 5.55%, 02/15/2016	250,000	249,577

		389,834

UTILITIES 0.3%
Electric Utilities 0.1%
Carolina Power & Light Co., 6.50%, 07/15/2012	50,000	52,454

Gas Utilities 0.2%
Consolidated Natural Gas Co., Ser. A, 6.85%, 04/15/2011	100,000	105,310

Total Corporate Bonds (cost $8,250,865)		8,213,673

U.S. TREASURY OBLIGATIONS 11.5%
U.S. Treasury Bonds:
6.00%, 02/15/2026 (p)	1,455,000	1,650,631
7.25%, 08/15/2022 ##	2,020,000	2,533,997
U.S. Treasury Notes:
3.375%, 11/15/2008 (p)	985,000	960,068
4.25%, 08/15/2015 (p)	725,000	701,777

Total U.S. Treasury Obligations (cost $5,840,719)		5,846,473

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED
MORTGAGE OBLIGATIONS 2.7%
FIXED-RATE 2.7%
Banc of America Mtge. Securities, Inc., Ser. 2005-E, Class 2A6, 4.71%,
02/25/2035	$ 355,000	$ 346,614
Washington Mutual, Inc.:
Ser. 2003-AR11, Class A6, 3.99%, 10/25/2033	525,000	512,967
Ser. 2005-AR10, Class 1A2, 4.84%, 09/25/2035	525,000	513,791

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations
(cost $1,380,056)		1,373,372

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 5.4%
FIXED-RATE 3.5%
Banc of America Mtge. Securities, Inc., Ser.2006-F, Class 1A1, 5.17%,
07/20/2036	552,498	550,305
Residential Funding Mtge. Securities, Ser. 2006-SA2, Class 2A1, 5.88%,
08/25/2036	483,961	484,411
Wells Fargo Mtge. Backed Securities Trust, Ser. 2006-AR10, Class 5A1, 5.61%,
07/25/2036	734,611	735,782

		1,770,498

FLOATING-RATE 1.9%
Citigroup Mtge. Loan Trust, Inc., Ser. 2005-8, Class 1A2A, 5.11%, 10/25/2035	506,244	501,582
IndyMac INDX Mtge. Loan Trust, Ser. 2006-AR11, Class 3A1, 5.86%,
06/25/2036	454,449	456,328

		957,910

Total Whole Loan Mortgage-Backed Pass Through Securities
(cost $2,714,390)		2,728,408

YANKEE OBLIGATIONS - CORPORATE 0.7%
MATERIALS 0.7%
Metals & Mining 0.7%
Alcan, Inc., 6.125%, 12/15/2033 (cost $362,545)	365,000	362,129

	Shares	Value

MUTUAL FUND SHARES 2.2%
MFS Charter Income Trust	13,400	114,704
MFS Government Markets Income Trust	16,300	106,276
MFS Intermediate Income Trust	26,800	164,552
MFS Multimarket Income Trust	18,400	110,768
Putnam Master Intermediate Income Trust	18,100	116,202
Putnam Premier Income Trust	24,605	158,210
Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund	13,400	153,028
Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2	18,700	216,359

Total Mutual Fund Shares (cost $1,108,670)		1,140,099

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS 11.9%
REPURCHASE AGREEMENT 8.6%
Bank of America Corp., 5.33%, dated 12/29/2006, maturing 1/2/2007; maturity
value is $4,392,792 (pp) *	$ 4,390,191	$ 4,390,191

	Shares	Value

MUTUAL FUND SHARES 3.3%
Evergreen Institutional Money Market Fund, Class I, 5.24% q ø ##	1,679,882	1,679,882

Total Short-Term Investments (cost $6,070,073)		6,070,073

Total Investments (cost $56,666,331) 110.9%		56,503,153
Other Assets and Liabilities (10.9%)		(5,530,561)

Net Assets 100.0%		$ 50,972,592

#	When-issued or delayed delivery security
(p)	All or a portion of this security is on loan.
*	Collateralized by U.S. Government Agency Mortgages.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The following table shows the percent of total investments (excluding segregated cash and cash equivalents and collateral from securities on loan) by credit quality based on Moody’s and Standard and Poor’s ratings as of December 31, 2006 (unaudited):
AAA	83.3%
AA	5.2%
A	4.9%
BBB	6.6%

100.0%

The following table shows the percent of total investments (excluding segregated cash and cash equivalents and collateral from securities on loan) based on effective maturity as of December 31, 2006 (unaudited):
Less than 1 year	2.4%
1 to 3 year(s)	16.0%
3 to 5 years	34.3%
5 to 10 years	33.5%
10 to 20 years	10.3%
20 to 30 years	3.5%

100.0%

See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

Assets
Investments in securities, at value (cost $54,986,449) including
$5,011,979 of securities loaned	$ 54,823,271
Investments in affiliated money market fund, at value (cost $1,679,882)	1,679,882

Total investments	56,503,153
Receivable for securities sold	1,654,633
Principal paydown receivable	12,842
Dividends and interest receivable	421,287

Total assets	58,591,915

Liabilities
Payable for securities purchased	3,166,739
Payable for Fund shares redeemed	46,800
Payable for securities on loan	4,390,191
Advisory fee payable	2,236
Distribution Plan expenses payable	1,743
Due to other related parties	758
Accrued expenses and other liabilities	10,856

Total liabilities	7,619,323

Net assets	$ 50,972,592

Net assets represented by
Paid-in capital	$ 51,533,761
Undistributed net investment income	47,770
Accumulated net realized losses on investments	(445,761)
Net unrealized losses on investments	(163,178)

Total net assets	$ 50,972,592

Net assets consists of
Class 1	$ 103,699
Class 2	50,868,893

Total net assets	$ 50,972,592

Shares outstanding (unlimited number of shares authorized)
Class 1	10,383
Class 2	5,085,489

Net asset value per share
Class 1	$ 9.99
Class 2	$ 10.00

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

Investment income
Interest	$ 2,414,547
Income from affiliate	204,167
Dividends	39,439

Total investment income	2,658,153

Expenses
Advisory fee	166,433
Distribution Plan expenses	129,750
Administrative services fee	51,746
Transfer agent fees	1,200
Trustees’ fees and expenses	1,329
Printing and postage expenses	19,974
Custodian and accounting fees	18,236
Professional fees	17,497
Other	1,229

Total expenses	407,394
Less: Expense reductions	(3,299)

Net expenses	404,095

Net investment income	2,254,058

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(249,658)
Net change in unrealized gains or losses on investments	95,535

Net realized and unrealized gains or losses on investments	(154,123)

Net increase in net assets resulting from operations	$ 2,099,935

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006		2005

Operations
Net investment income	$ 2,254,058		$ 1,446,894
Net realized losses on investments		(249,658)		(101,662)
Net change in unrealized gains or losses
on investments		95,535		(529,674)

Net increase in net assets resulting from
operations		2,099,935		815,558

Distributions to shareholders from
Net investment income
Class 1		(5,054)		(4,589)
Class 2		(2,206,891)		(1,479,642)
Net realized gains
Class 1		0		(340)
Class 2		0		(11,022)

Total distributions to shareholders		(2,211,945)		(1,495,593)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 2	821,356	8,239,436	1,745,501	17,935,574

Net asset value of shares issued in
reinvestment of distributions
Class 2	220,017	2,206,891	148,981	1,489,946

Payment for shares redeemed
Class 1	(2,492)	(25,000)	(87,125)	(900,000)
Class 2	(600,033)	(6,145,689)	(194,194)	(2,002,413)

		(6,170,689)		(2,902,413)

Net increase in net assets resulting
from capital share transactions		4,275,638		16,523,107

Total increase in net assets		4,163,628		15,843,072
Net assets
Beginning of period		46,808,964		30,965,892

End of period	$ 50,972,592		$ 46,808,964

Undistributed net investment income	$ 47,770		$ 38,821

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Core Bond Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

21

NOTES TO FINANCIAL STATEMENTS continued

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the coun-terparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

22

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses. During the year ended December 31, 2006, the following amounts were reclassified:

Undistributed net investment income	$ (33,164)
Accumulated net realized losses on investments	33,164

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.32% and declining to 0.28% as the aggregate average daily net assets of the Fund and its retail counterpart increase. Prior to December 12, 2006, the Fund paid EIMC a fee at an annual rate of 0.32% of the aggregate average daily net assets of the Fund and its retail counterpart.

Tattersall Advisory Group, Inc. (“TAG”), an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

23

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended December 31, 2006:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 67,238,977	$18,024,189	$62,732,632	$14,278,982

During the year ended December 31, 2006, the Fund loaned securities to certain brokers. At December 31, 2006, the value of securities on loan and the total value of collateral received for securities loaned (including accrued interest) amounted to $5,011,979 and $5,105,315, respectively. Of the total value of collateral received for securities on loan, $4,390,191 represents cash collateral received and $715,124 represents the market value of U.S. Government Agency securities received as collateral.

On December 31, 2006, the aggregate cost of securities for federal income tax purposes was $56,707,137. The gross unrealized appreciation and depreciation on securities based on tax cost was $326,466 and $530,450, respectively, with a net unrealized depreciation of $203,984.

As of December 31, 2006, the Fund had $404,955 in capital loss carryovers for federal income tax purposes with $35,457 expiring in 2013 and $369,498 expiring in 2014.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2006, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Income	Depreciation	Carryovers

$47,770	$203,984	$404,955

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid were $2,211,945 and $1,495,593 of ordinary income for the years ended December 31, 2006 and December 31, 2005, respectively.

24

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09% . During the year ended December 31, 2006, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001

25

NOTES TO FINANCIAL STATEMENTS continued

through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109

26

NOTES TO FINANCIAL STATEMENTS continued

(“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Core Bond Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2006 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Core Bond Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 12, 2007

28

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 1.53% of ordinary income dividends paid during the fiscal year ended December 31, 2006 qualified for the dividends received deduction.

29

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreements. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund, of TAG or of EIMC, approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA Core Bond Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreements. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of

30

ADDITIONAL INFORMATION (unaudited) continued

the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC and TAG, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, TAG and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and TAG. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were generally lower than those charged to the funds. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and

31

ADDITIONAL INFORMATION (unaudited) continued

its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC and noted that the funds’ transfer agent had received Dalbar’s Mutual Fund Service Award for services provided to shareholders and Dalbar’s Financial Intermediary Service Quality Evaluation Award for services to broker-dealer representatives on a post-sale support basis. They reviewed information presented to them showing generally that the transfer agency fees charged to the funds were generally consistent with industry norms, and that transfer agency fees for a number of the funds had recently declined, or were expected to in the near future.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC, TAG and EIMC’s affiliates provide a comprehensive investment management service to the funds. They noted that EIMC and TAG formulate and implement an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and TAG were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but considered that the enhancement process is an on-going one and that they would continue to monitor developments in these functions in coming periods for appropriateness and consistency

32

ADDITIONAL INFORMATION (unaudited) continued

with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC and TAG, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

The Trustees noted that the Fund had experienced relative underperformance for the one- and three-year periods ended May 31, 2006. EIMC noted that the corresponding retail Evergreen fund had experienced more favorable performance relative to its peers during these periods and that the Fund’s relative underperformance appeared to be principally the result of differences in expenses between the retail fund and the peer funds to which it was compared.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

33

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35

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Funds Family (consisting
of 51 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications)
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

James Angelos[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services,
DOB: 9/2/1947	Inc.
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 92 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $273 billion in assets as of December 31, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

DALBAR MUTUAL FUND SERVICE AWARD 2006

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

564974 rv4 2/2007

Evergreen Investments™
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

564974 rv4 2/2007

Evergreen VA Fundamental Large Cap Fund

Evergreen

VA FUNDAMENTAL LARGE CAP FUND

Annual Report
as of December 31, 2006

Evergreen Investments
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
24	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
25	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the annual report for the Evergreen VA Fundamental Large Cap Fund covering the twelve-month period ended December 31, 2006.

The domestic equity and fixed income markets each delivered positive performance during 2006, despite considerable volatility over the first half of the year brought on by fears of the potential effects of rising interest rates and rapidly climbing energy prices. Those concerns subsided in the final six months of the year as oil prices began receding and the U.S. Federal Reserve Board (the “Fed”) paused in its cycle of credit tightening and held short-term interest rates steady, which led to significantly improved performance.

Throughout the year, the economic expansion persisted, although evidence grew that the rate of expansion was decelerating in the final six months. By the third quarter, the rate of growth of Gross Domestic Product had moderated to 2.0% — significantly below the 5.0% pace of the first quarter. Signs of slowing growth were most evident in the housing and automotive industries, while other parts of the economy appeared to hold up well. Personal consumption continued to rise as business investment expanded. These factors, combined with lower energy prices, appeared to boost consumer confidence and reduce fears of heightened inflationary pressures. However, in its pronouncements, the Fed continued to express its concern for the potential risks of inflation. Fed governors gave little indication that any reduction in short-term rates might be imminent.

As confidence grew in the stamina of the economic expansion and the sustainability of corporate profit

1

LETTER TO SHAREHOLDERS continued

trends, domestic small-, mid- and large-cap stocks rallied in tandem, while value stocks generally retained a performance edge over growth stocks. In most foreign stock markets, returns were even higher than in the U.S. market, reflecting the more direct impact of robust growth throughout the world. In the domestic fixed income market, high-yield corporate bonds outperformed the investment-grade market, where investors focused on a flat-to-inverted yield curve which resulted in few opportunities to gain performance by extending duration. Against this backdrop, managers of Evergreen’s variable annuity funds implemented strategies for each of the funds, consistent with the asset class in which each fund invested.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

2

Notice to Shareholders:

• The Fund’s prospectus has been amended to make the following change to the Fund’s short-term trading policy effective April 2, 2007:

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of the Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

• Money market funds;

• Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

• Systematic investments or exchanges where Evergreen or the finan-cial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

• Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

• Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans:

• Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

• Purchases below $5,000 (including purchases that are a part of an exchange transaction).

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have immediate access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediary is applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

3

FUND AT A GLANCE

as of December 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Walter T. McCormick, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/1/1996
	Class 1	Class 2
Class inception date	3/1/1996	7/31/2002

Average annual return

1-year	12.67%	12.39%

5-year	8.11%	7.88%

10-year	8.02%	7.91%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA Fundamental Large Cap Fund Class 1 shares versus a similar investment in the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 12.67% for the twelve-month period ended December 31, 2006. During the same period, the S&P 500 returned 15.79%.

The fund seeks capital growth with the potential for current income. The fund produced healthy returns during 2006, although it lagged its benchmark. The key factor in the trailing performance was our shift to emphasize large-cap growth stocks which in our opinion had the ability to sustain their earnings and cash flow growth in a slowing economy. While these stocks had good absolute performance, the more cyclical, value stocks maintained their performance leadership over the year. We continued to believe, however, that it was appropriate to position the fund for a decelerating economy, especially because large-cap growth stocks appeared to be one of the less expensive parts of the market. In absolute terms, the best performance in the portfolio came from the fund’s energy, information technology, financials, telecommunications services and materials holdings. Relative to the S&P 500, however, our stock selection in telecommunications services detracted from results, as we were underweighted in AT&T, Inc. and did not own any shares of BellSouth Corp. AT&T and BellSouth were two of the best performers in the market, partly because of the announced merger plans of the two companies. Our selections in the energy sector helped performance, led by integrated oil company Exxon Mobil Corp., whose stock produced a total return of more than 35%. Oil field services company Schlumberger, Ltd. was another outstanding energy selection. The overweighting of technology and stock selection within the sector provided strong support to performance. Technology holdings that performed particularly well included: Cisco Systems, Inc., a producer of networking infrastructure technology; Oracle Corp., which develops software for large enterprises; and Hewlett-Packard Co., a diversified technology company. We sold our position in Hewlett-Packard and took profits during the year after the company’s shares staged a sharp rebound. In the financials sector, leading performers included investment bank Goldman Sachs Group, Inc., diversified broker Merrill Lynch & Co., Inc., and JPMorgan Chase & Co., a major diversified bank. Among our industrials holdings, stocks that performed particularly well included Lockheed Martin Corp., a defense contractor, and Pall Corp., which produces filtration devices. In materials, we had excellent performance from Air Products & Chemicals, Inc., which produces industrial gases, and Phelps Dodge Corp., the world’s largest copper mining company. We sold our position in Phelps Dodge during the year.

Stock selection in the consumer discretionary sector held back results, as did the fund’s overweighting of the lagging health care sector. Among our consumer discretionary investments, the biggest disappointment was specialty retailer Chico’s FAS, Inc., which had been a strong performer in 2005. Its stock price fell after it announced disappointing earnings because of slowing same-store sales growth. This led to concerns about the future growth prospects for the retailer, which specializes in women’s apparel. Technology company QUALCOMM, Inc. was another disappointment. This company, which has developed the dominant operating system for wireless communications systems, became embroiled in a dispute with a key customer, Nokia Corp., over royalty payments. Although QUALCOMM maintained its good earnings record, investors worried about the impact of the dispute on future growth. Internet auctioneer eBay, Inc. also disappointed because of concerns about its growth, while adult education company Apollo Group, Inc. underperformed because of worries about the costs involved in instituting operational changes in some of its programs. Other notable disappointments included asset manager Legg Mason, Inc. and biotechnology company Amgen, Inc.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of December 31, 2006, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2006	12/31/2006	Period*

Actual
Class 1	$ 1,000.00	$ 1,108.03	$ 3.93
Class 2	$ 1,000.00	$ 1,106.46	$ 5.26
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,021.48	$ 3.77
Class 2	$ 1,000.00	$ 1,020.21	$ 5.04

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.74% for Class 1 and 0.99% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1[1]	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 17.89	$ 16.56	$15.34	$ 11.86	$ 14.19

Income from investment operations
Net investment income (loss)	0.25	0.16	0.20	0.10	0.14
Net realized and unrealized gains or losses on investments	2.02	1.34	1.21	3.47	(2.33)

Total from investment operations	2.27	1.50	1.41	3.57	(2.19)

Distributions to shareholders from
Net investment income	(0.24)	(0.17)	(0.19)	(0.09)	(0.14)
Net realized gains	(0.32)	0	0	0	0[2]

Total distributions to shareholders	(0.56)	(0.17)	(0.19)	(0.09)	(0.14)

Net asset value, end of period	$ 19.60	$ 17.89	$16.56	$ 15.34	$ 11.86

Total return[3]	12.67%	9.01%	9.21%	30.14%	(15.41%)

Ratios and supplemental data
Net assets, end of period (thousands)	$112,413	$127,059	$94,461	$94,239	$48,262
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.74%	0.79%	0.91%	0.99%	0.93%
Expenses excluding waivers/reimbursements and expense reductions	0.74%	0.79%	0.91%	0.99%	0.93%
Net investment income (loss)	1.19%	0.99%	1.23%	1.18%	1.10%
Portfolio turnover rate	21%	29%	80%	30%	76%

1 Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2 Amount represents less than $0.005 per share.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$ 17.83	$ 16.51	$15.30	$ 11.86	$12.29

Income from investment operations
Net investment income (loss)	0.18	0.13	0.17	0.11	0.08[2]
Net realized and unrealized gains or losses on investments	2.03	1.32	1.20	3.42	(0.37)

Total from investment operations	2.21	1.45	1.37	3.53	(0.29)

Distributions to shareholders from
Net investment income	(0.19)	(0.13)	(0.16)	(0.09)	(0.14)
Net realized gains	(0.32)	0	0	0	0

Total distributions to shareholders	(0.51)	(0.13)	(0.16)	(0.09)	(0.14)

Net asset value, end of period	$ 19.53	$ 17.83	$16.51	$ 15.30	$11.86

Total return[3]	12.39%	8.75%	8.93%	29.77%	(2.39%)

Ratios and supplemental data
Net assets, end of period (thousands)	$65,913	$57,360	$37,721	$24,131	$ 67
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.99%	1.04%	1.16%	1.24%	1.21%[4]
Expenses excluding waivers/reimbursements and expense reductions	0.99%	1.04%	1.16%	1.24%	1.21%[4]
Net investment income (loss)	0.94%	0.74%	1.02%	1.12%	1.65%[4]
Portfolio turnover rate	21%	29%	80%	30%	76%

1 For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

4 Annualized

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value

COMMON STOCKS 99.0%
CONSUMER DISCRETIONARY 9.5%
Diversified Consumer Services 2.1%
Apollo Group, Inc., Class A *	96,923	$3,777,089

Internet & Catalog Retail 1.6%
Amazon.com, Inc. *	70,778	2,792,900

Media 3.6%
News Corp., Class A	68,900	1,479,972
Omnicom Group, Inc.	24,856	2,598,446
Time Warner, Inc.	63,213	1,376,779
Walt Disney Co.	30,961	1,061,034

		6,516,231

Multi-line Retail 0.9%
J.C. Penney Co., Inc.	19,777	1,529,949

Specialty Retail 1.3%
Best Buy Co., Inc.	34,721	1,707,926
Chico’s FAS, Inc. *	30,138	623,555

		2,331,481

CONSUMER STAPLES 9.7%
Beverages 1.9%
Diageo plc	76,392	1,499,648
Diageo plc, ADR	7,100	563,101
PepsiCo, Inc.	21,266	1,330,188

		3,392,937

Food & Staples Retailing 3.2%
BJ’s Wholesale Club, Inc. *	35,246	1,096,503
Wal-Mart Stores, Inc.	81,327	3,755,681
Whole Foods Market, Inc.	17,829	836,715

		5,688,899

Household Products 2.6%
Procter & Gamble Co.	72,475	4,657,968

Tobacco 2.0%
Altria Group, Inc.	41,173	3,533,467

ENERGY 9.6%
Energy Equipment & Services 1.9%
Schlumberger, Ltd.	38,359	2,422,754
Weatherford International, Ltd. *	21,234	887,369

		3,310,123

Oil, Gas & Consumable Fuels 7.7%
Apache Corp.	27,102	1,802,554
BP plc, ADR	34,264	2,299,115
ConocoPhillips	24,463	1,760,113

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Exxon Mobil Corp.	88,319	$6,767,885
Occidental Petroleum Corp.	23,940	1,168,990

		13,798,657

FINANCIALS 21.9%
Capital Markets 6.0%
Goldman Sachs Group, Inc.	8,945	1,783,186
Legg Mason, Inc.	24,331	2,312,661
Merrill Lynch & Co., Inc.	25,057	2,332,807
Morgan Stanley	23,102	1,881,196
State Street Corp.	22,455	1,514,365
T. Rowe Price Group, Inc.	19,710	862,707

		10,686,922

Commercial Banks 2.9%
U.S. Bancorp	65,322	2,364,003
Wells Fargo & Co.	78,314	2,784,846

		5,148,849

Consumer Finance 1.5%
American Express Co.	30,349	1,841,274
Capital One Financial Corp.	12,398	952,414

		2,793,688

Diversified Financial Services 8.5%
Bank of America Corp.	94,863	5,064,735
Citigroup, Inc.	125,118	6,969,073
JPMorgan Chase & Co.	64,260	3,103,758

		15,137,566

Insurance 3.0%
American International Group, Inc.	31,269	2,240,737
Hartford Financial Services Group, Inc.	17,182	1,603,252
Prudential Financial, Inc.	18,104	1,554,410

		5,398,399

HEALTH CARE 15.9%
Biotechnology 2.3%
Amgen, Inc. *	26,230	1,791,771
Biogen Idec, Inc. *	46,867	2,305,388

		4,097,159

Health Care Equipment & Supplies 3.3%
Baxter International, Inc.	47,819	2,218,323
Medtronic, Inc.	17,272	924,225
St. Jude Medical, Inc. *	30,585	1,118,188
Zimmer Holdings, Inc. *	20,416	1,600,206

		5,860,942

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 2.4%
Aetna, Inc.	20,745	$895,769
Caremark Rx, Inc.	36,751	2,098,849
WellPoint, Inc. *	15,997	1,258,804

		4,253,422

Pharmaceuticals 7.9%
Abbott Laboratories	29,621	1,442,839
Bristol-Myers Co.	105,649	2,780,682
Johnson & Johnson	52,389	3,458,722
Novartis AG, ADR	16,411	942,648
Pfizer, Inc.	137,459	3,560,188
Wyeth	37,369	1,902,829

		14,087,908

INDUSTRIALS 8.2%
Aerospace & Defense 1.6%
Lockheed Martin Corp.	20,525	1,889,737
United Technologies Corp.	14,412	901,038

		2,790,775

Air Freight & Logistics 0.9%
United Parcel Service, Inc., Class B	21,633	1,622,042

Commercial Services & Supplies 0.5%
Cintas Corp.	22,921	910,193

Industrial Conglomerates 3.3%
General Electric Co.	156,589	5,826,677

Machinery 1.9%
Deere & Co.	10,931	1,039,210
Pall Corp.	70,143	2,423,441

		3,462,651

INFORMATION TECHNOLOGY 17.8%
Communications Equipment 4.9%
Cisco Systems, Inc. *	152,955	4,180,260
QUALCOMM, Inc.	118,565	4,480,571

		8,660,831

Computers & Peripherals 1.8%
Dell, Inc. *	130,128	3,264,912

Internet Software & Services 2.7%
eBay, Inc. *	55,452	1,667,442
Google, Inc., Class A *	6,801	3,131,724

		4,799,166

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services 1.8%
Accenture, Ltd., Class A	46,922	$1,732,829
Automatic Data Processing, Inc.	30,494	1,501,830

		3,234,659

Semiconductors & Semiconductor Equipment 3.0%
Altera Corp. *	93,253	1,835,219
Intel Corp.	110,668	2,241,027
Texas Instruments, Inc.	42,294	1,218,067

		5,294,313

Software 3.6%
Microsoft Corp.	99,344	2,966,412
Oracle Corp. *	204,679	3,508,198

		6,474,610

MATERIALS 1.7%
Chemicals 1.1%
Air Products & Chemicals, Inc.	26,586	1,868,464

Paper & Forest Products 0.6%
Weyerhaeuser Co.	15,761	1,113,515

TELECOMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 1.5%
AT&T, Inc.	42,674	1,525,595
Verizon Communications, Inc.	28,948	1,078,024

		2,603,619

Wireless Telecommunication Services 1.5%
Alltel Corp.	20,625	1,247,400
Sprint Nextel Corp.	81,071	1,531,431

		2,778,831

UTILITIES 1.7%
Electric Utilities 1.2%
DPL, Inc.	35,233	978,773
Exelon Corp.	17,403	1,077,071

		2,055,844

Independent Power Producers & Energy Traders 0.5%
TXU Corp.	17,948	972,961

Total Common Stocks (cost $137,048,414)		176,528,619

SHORT-TERM INVESTMENTS 0.6%
MUTUAL FUND SHARES 0.6%
Evergreen Institutional U.S. Government Money
Market Fund, Class I, 5.01% q ø (cost $1,023,107)	1,023,107	1,023,107

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2006

Value

Total Investments (cost $138,071,521) 99.6%	$177,551,726
Other Assets and Liabilities 0.4%	774,605

Net Assets 100.0%	$178,326,331

*     Non-income producing security

q     Rate shown is the 7-day annualized yield at period end.

ø     Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR    American Depository Receipt

The following table shows the percent of total long-term investments by sector as of December 31, 2006:

Financials	22.2%
Information Technology	18.0%
Health Care	16.0%
Consumer Staples	9.8%
Energy	9.7%
Consumer Discretionary	9.6%
Industrials	8.3%
Telecommunication Services	3.0%
Utilities	1.7%
Materials	1.7%

100.0%

See Notes to Financial Statements

13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

Assets
Investments in securities, at value (cost $137,048,414)	$176,528,619
Investments in affiliated money market fund, at value (cost $1,023,107)	1,023,107

Total investments	177,551,726
Foreign currency, at value (cost $27,549)	28,647
Receivable for securities sold	566,388
Receivable for Fund shares sold	11,419
Dividends receivable	294,247

Total assets	178,452,427

Liabilities
Payable for Fund shares redeemed	90,596
Advisory fee payable	14,223
Distribution Plan expenses payable	2,268
Due to other related parties	2,910
Accrued expenses and other liabilities	16,099

Total liabilities	126,096

Net assets	$178,326,331

Net assets represented by
Paid-in capital	$149,676,064
Overdistributed net investment income	(11,264)
Accumulated net realized losses on investments	(10,819,772)
Net unrealized gains on investments	39,481,303

Total net assets	$178,326,331

Net assets consists of
Class 1	$112,413,265
Class 2	65,913,066

Total net assets	$178,326,331

Shares outstanding (unlimited number of shares authorized)
Class 1	5,735,707
Class 2	3,375,169

Net asset value per share
Class 1	$19.60
Class 2	$19.53

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

Investment income
Dividends (net of foreign withholding taxes of $2,794)	$3,248,361
Income from affiliate	206,537
Securities lending	3,039

Total investment income	3,457,937

Expenses
Advisory fee	1,032,629
Distribution Plan expenses	153,192
Administrative services fee	178,765
Transfer agent fees	412
Trustees’ fees and expenses	2,252
Printing and postage expenses	30,195
Custodian and accounting fees	54,132
Professional fees	20,855
Other	3,509

Total expenses	1,475,941
Less: Expense reductions	(3,404)

Net expenses	1,472,537

Net investment income	1,985,400

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	11,888,055
Foreign currency related transactions	77

Net realized gains on investments	11,888,132
Net change in unrealized gains or losses on investments	7,163,682

Net realized and unrealized gains or losses on investments	19,051,814

Net increase in net assets resulting from operations	$21,037,214

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006		2005

Operations
Net investment income		$1,985,400		$1,550,215
Net realized gains on investments		11,888,132		8,597,044
Net change in unrealized gains or losses
on investments		7,163,682		7,801,178

Net increase in net assets resulting from
operations		21,037,214		17,948,437

Distributions to shareholders from
Net investment income
Class 1		(1,361,515)		(1,168,448)
Class 2		(632,977)		(395,842)
Net realized gains
Class 1		(1,804,545)		0
Class 2		(1,042,293)		0

Total distributions to shareholders		(4,841,330)		(1,564,290)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	127,735	2,406,156	147,510	2,528,275
Class 2	492,145	9,264,028	614,110	10,556,709

		11,670,184		13,084,984

Net asset value of shares issued in
reinvestment of distributions
Class 1	160,442	3,166,060	64,062	1,168,448
Class 2	85,281	1,675,270	21,782	395,842

		4,841,330		1,564,290

Payment for shares redeemed
Class 1	(1,654,133)	(30,962,342)	(1,785,702)	(30,620,035)
Class 2	(418,961)	(7,837,550)	(194,751)	(3,339,796)

		(38,799,892)		(33,959,831)

Net asset value of shares issued in
acquisition
Class 1	0	0	2,970,634	47,368,592
Class 2	0	0	490,590	7,794,145

		0		55,162,737

Net increase (decrease) in net assets
resulting from capital share
transactions		(22,288,378)		35,852,180

Total increase (decrease) in net assets		(6,092,494)		52,236,327
Net assets
Beginning of period		184,418,825		132,182,498

End of period	$ 178,326,331		$ 184,418,825

Undistributed (overdistributed) net
investment income		$(11,264)		$7,082

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Fundamental Large Cap Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

17

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended December 31, 2006, the following amounts were reclassified:

Paid-in capital	$ (58,019)
Overdistributed net investment income	(9,254)
Accumulated net realized losses on investments	67,273

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid

18

NOTES TO FINANCIAL STATEMENTS continued

an annual fee starting at 0.70% and declining to 0.50% as the aggregate average daily net assets of the Fund and its retail counterpart increase.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2006, the Fund paid brokerage commissions of $34,362 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. ACQUISITION

Effective at the close of business on April 15, 2005, the Fund acquired the net assets of Evergreen VA Fund in a tax-free exchange for Class 1 and Class 2 shares of the Fund. Shares were issued to Class 1 and Class 2 shareholders of Evergreen VA Fund at an exchange ratio of 0.76 and 0.76 for Class 1 and Class 2 shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $3,717,470. The aggregate net assets of the Fund and Evergreen VA Fund immediately prior to the acquisition were $123,648,355 and $55,162,737, respectively. The aggregate net assets of the Fund immediately after the acquisition were $178,811,092.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $37,580,281 and $61,330,279, respectively, for the year ended December 31, 2006.

On December 31, 2006, the aggregate cost of securities for federal income tax purposes was $138,758,417. The gross unrealized appreciation and depreciation on securities based on tax

19

NOTES TO FINANCIAL STATEMENTS continued

cost was $41,511,288 and $2,717,979, respectively, with a net unrealized appreciation of $38,793,309.

As of December 31, 2006, the Fund had $10,132,876 in capital loss carryovers for federal income tax purposes with $6,950,505 expiring in 2009 and $3,182,371 expiring in 2010.

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers was limited during the year ended December 31, 2006.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2006, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Overdistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryovers

$ 11,264	$ 38,794,407	$10,132,876

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for tax purposes.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2006	2005

Ordinary Income	$ 2,000,924	$ 1,564,290
Long-term Capital Gain	2,840,406	0

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

20

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09% . During the year ended December 31, 2006, the Fund had no borrowings.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

21

NOTES TO FINANCIAL STATEMENTS continued

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the

22

NOTES TO FINANCIAL STATEMENTS continued

application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Fundamental Large Cap Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2006 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Fundamental Large Cap Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 12, 2007

24

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $2,840,406 for the fiscal year ended December 31, 2006.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended December 31, 2006 qualified for the dividends received deduction.

25

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA Fundamental Large Cap Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

26

ADDITIONAL INFORMATION (unaudited) continued

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were generally lower than those charged to the funds. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required

27

ADDITIONAL INFORMATION (unaudited) continued

to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC and noted that the funds’ transfer agent had received Dalbar’s Mutual Fund Service Award for services provided to shareholders and Dalbar’s Financial Intermediary Service Quality Evaluation Award for services to broker-dealer representatives on a post-sale support basis. They reviewed information presented to them showing generally that the transfer agency fees charged to the funds were generally consistent with industry norms, and that transfer agency fees for a number of the funds had recently declined, or were expected to in the near future.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but

28

ADDITIONAL INFORMATION (unaudited) continued

considered that the enhancement process is an on-going one and that they would continue to monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

29

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31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Funds Family (consisting
of 51 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

James Angelos[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services,
DOB: 9/2/1947	Inc.
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 92 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

560858 rv4 2/2007

Evergreen VA Growth Fund

Evergreen

VA GROWTH FUND

Annual Report
as of December 31, 2006

Evergreen Investments™
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
25	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
26	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2007

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the annual report for the Evergreen VA Growth Fund covering the twelve-month period ended December 31, 2006.

The domestic equity and fixed income markets each delivered positive performance during 2006, despite considerable volatility over the first half of the year brought on by fears of the potential effects of rising interest rates and rapidly climbing energy prices. Those concerns subsided in the final six months of the year as oil prices began receding and the U.S. Federal Reserve Board (the “Fed”) paused in its cycle of credit tightening and held short-term interest rates steady, which led to significantly improved performance.

Throughout the year, the economic expansion persisted, although evidence grew that the rate of expansion was decelerating in the final six months. By the third quarter, the rate of growth of Gross Domestic Product had moderated to 2.0% — significantly below the 5.0% pace of the first quarter. Signs of slowing growth were most evident in the housing and automotive industries, while other parts of the economy appeared to hold up well. Personal consumption continued to rise as business investment expanded. These factors, combined with lower energy prices, appeared to boost consumer confidence and reduce fears of heightened inflationary pressures. However, in its pronouncements, the Fed continued to express its concern for the potential risks of inflation. Fed governors gave little indication that any reduction in short-term rates might be imminent.

As confidence grew in the stamina of the economic expansion and the sustainability of corporate profit trends, domestic small-, mid- and

1

LETTER TO SHAREHOLDERS continued

large-cap stocks rallied in tandem, while value stocks generally retained a performance edge over growth stocks. In most foreign stock markets, returns were even higher than in the U.S. market, reflecting the more direct impact of robust growth throughout the world. In the domestic fixed income market, high-yield corporate bonds outperformed the investment-grade market, where investors focused on a flat-to-inverted yield curve which resulted in few opportunities to gain performance by extending duration. Against this backdrop, managers of Evergreen’s variable annuity funds implemented strategies for each of the funds, consistent with the asset class in which each fund invested.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

2

Notice to Shareholders:

• The Fund’s prospectus has been amended to make the following change to the Fund’s short-term trading policy effective April 2, 2007:

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of the Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans:
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have immediate access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediary is applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

3

FUND AT A GLANCE

as of December 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Managers:

• Jeffrey S. Drummond, CFA

• Linda Z. Freeman, CFA

• Paul Carder, CFA

• Jeffrey Harrison, CFA

• Edward Rick, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/3/1998

	Class 1	Class 2
Class inception date	3/3/1998	7/31/2002

Average annual return

1-year	11.04%	10.63%

5-year	6.47%	6.22%

Since portfolio inception	5.52%	5.38%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA Growth Fund Class 1 shares versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 11.04% for the twelve-month period ended December 31, 2006. During the same period, the Russell 2000 Growth returned 13.35%.

The fund seeks long-term capital growth.

The fund delivered healthy returns during 2006, despite trailing its benchmark. Most of the lag in performance occurred during October, when the value of several holdings declined after announcing lower-than-expected earnings. In addition, several highly cyclical stocks that we did not own performed relatively well. We tend to favor companies with more consistent earnings trends over corporations whose earnings are highly dependent on stages in the economic cycle. Fund performance improved in the final two months of the year after we liquidated our positions in several disappointing holdings and added companies that we believed had superior growth prospects.

The nation’s equity markets delivered strong performance, helped by a backdrop of steady economic growth and strong corporate earnings growth. Beginning at the start of the year and continuing through mid-May, the markets staged a steady advance. However concerns grew in May when the U.S. Federal Reserve Board (the “Fed”) gave no indication that it was ending its policy of raising short-term rates. As the environment changed, stock prices backed off significantly. The dominant market sentiment changed again in August when the Fed left short-term rates unchanged at 5.25% for the remainder of 2006 and as a result, stocks rallied through the end of the year.

Throughout 2006, we overweighted information technology stocks and moved to overweights in both the telecommunications services and health care sectors. We moved from an overweighting to an underweighting in the energy sector after we became concerned about energy prices midway through the year. We also moved to an underweight position in industrial stocks as the year progressed.

Stock selection in information technology was particularly successful. Among the tech holdings that contributed to results were: Equinix, Inc., an operator of internet commerce sites for corporations; Interwoven, Inc., which produces enterprise-wide software for corporate customers; ValueClick, Inc., which provides on-line marketing services for corporations; and F5 Networks, Inc., which develops networking products to increase corporate efficiency. Our position in RSA Security, Inc., which provides software to protect the security of stored data, also helped results when the company was acquired at a premium price by EMC. In telecommunications services, another area of strength for the fund, we had noteworthy contributions from Cogent Communications Group, Inc., Time-Warner Telecom, Inc., and SBA Communications Corp. Several investments in industrials stocks helped results, especially in the capital goods area, led by Manitowoc Co., Quanta Services, Inc. and Aviall, Inc. Aviall, a distributor of aircraft parts, was acquired by Boeing. We have since sold our positions in RSA, SBA and Aviall.

Our investments in the health care sector proved to be a drag on results during the year. We sold several health care positions that were particularly disappointing, including: Centene, a Medicaid-related HMO; Amedysis, a home health care company; and PDL Biopharma, a biotechnology company. We also sold our position in Dexcom as we had concerns about production glitches in its glucose monitoring devices. Selection in consumer discretionary stocks also held back results. Disappointments included apparel company Warnaco Group, Inc., which we have sold, and apparel maker and retailer Carter’s, Inc., which we have retained. However, we sold our investment in Red Robin Gourmet Burgers after it announced disappointing earnings.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of December 31, 2006, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

The example illustrates your fund’s costs in two ways:

  Actual expenses
  The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
  Hypothetical example for comparison purposes
  The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2006	12/31/2006	Period*

Actual
Class 1	$ 1,000.00	$ 1,046.28	$ 4.59
Class 2	$ 1,000.00	$ 1,044.75	$ 5.88
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,020.72	$ 4.53
Class 2	$ 1,000.00	$ 1,019.46	$ 5.80

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.89% for Class 1 and 1.14% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1[1]	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 14.70	$ 13.80	$ 12.12	$ 8.72	$ 11.93

Income from investment operations
Net investment income (loss)	(0.08)	(0.09)[2]	(0.09)	(0.08)[2]	(0.07)[2]
Net realized and unrealized gains or losses on investments	1.70	0.99	1.77	3.48	(3.14)

Total from investment operations	1.62	0.90	1.68	3.40	(3.21)

Distributions to shareholders from
Net realized gains	(0.72)	0	0	0	0

Net asset value, end of period	$ 15.60	$ 14.70	$ 13.80	$ 12.12	$ 8.72

Total return[3]	11.04%	6.52%	13.86%	38.99%	(26.91%)

Ratios and supplemental data
Net assets, end of period (thousands)	$75,079	$79,250	$24,221	$19,855	$14,095
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.88%	0.92%	0.96%	1.00%	0.97%
Expenses excluding waivers/reimbursements and expense reductions	0.88%	0.92%	0.96%	1.08%	1.15%
Net investment income (loss)	(0.50%)	(0.64%)	(0.74%)	(0.75%)	(0.69%)
Portfolio turnover rate	101%	142%	81%	118%	94%

1 Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$ 14.58	$ 13.72	$12.08	$ 8.71	$8.79

Income from investment operations
Net investment income (loss)	(0.12)	(0.12)[2]	(0.10)	(0.11)[2]	(0.03)[2]
Net realized and unrealized gains or losses on investments	1.67	0.98	1.74	3.48	(0.05)

Total from investment operations	1.55	0.86	1.64	3.37	(0.08)

Distributions to shareholders from
Net realized gains	(0.72)	0	0	0	0

Net asset value, end of period	$ 15.41	$ 14.58	$13.72	$12.08	$8.71

Total return[3]	10.63%	6.27%	13.58%	38.69%	(0.91%)

Ratios and supplemental data
Net assets, end of period (thousands)	$14,636	$13,181	$4,960	$2,570	$ 264
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.13%	1.17%	1.21%	1.26%	1.20%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.13%	1.17%	1.21%	1.34%	1.23%[4]
Net investment income (loss)	(0.75%)	(0.90%)	(0.99%)	(1.03%)	(0.87%)[4]
Portfolio turnover rate	101%	142%	81%	118%	94%

1 For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

4 Annualized

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value

COMMON STOCKS 95.9%
CONSUMER DISCRETIONARY 13.8%
Diversified Consumer Services 0.8%
Steiner Leisure, Ltd. *	16,400	$ 746,200

Hotels, Restaurants & Leisure 5.2%
California Pizza Kitchen, Inc. *	20,000	666,200
Gaylord Entertainment Co. *	14,300	728,299
Penn National Gaming, Inc. *	18,560	772,467
Pinnacle Entertainment, Inc. *	23,300	772,162
Rare Hospitality International, Inc. *	18,360	604,595
Shuffle Master, Inc. * (p)	19,190	502,778
Texas Roadhouse, Inc., Class A *	47,600	631,176

		4,677,677

Leisure Equipment & Products 0.8%
Pool Corp	18,675	731,500

Multi-line Retail 0.8%
Conn’s, Inc. * (p)	28,600	665,522

Specialty Retail 5.2%
A.C. Moore Arts & Crafts, Inc. *	21,000	455,070
Children’s Place Retail Stores, Inc. *	10,000	635,200
Citi Trends, Inc. * (p)	15,200	602,528
DSW, Inc., Class A *	17,600	678,832
Hibbett Sporting Goods, Inc. *	25,080	765,692
Monro Muffler Brake, Inc	12,379	434,503
Stage Stores, Inc	20,978	637,522
Tractor Supply Co. *	10,000	447,100

		4,656,447

Textiles, Apparel & Luxury Goods 1.0%
Carter’s, Inc. *	34,800	887,400

CONSUMER STAPLES 1.2%
Food & Staples Retailing 1.2%
Central European Distribution Corp. *	17,349	515,265
United Natural Foods, Inc. *	15,700	563,944

		1,079,209

ENERGY 4.4%
Energy Equipment & Services 4.4%
Core Laboratories NV *	7,593	615,033
Oceaneering International, Inc. *	17,724	703,643
Superior Energy Services, Inc. *	29,392	960,530
Tetra Technologies, Inc. *	35,300	902,974
Universal Compression Holdings, Inc. *	11,900	739,109

		3,921,289

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
FINANCIALS 7.3%
Capital Markets 3.0%
Evercore Partners, Inc., Class A *	6,700	$ 246,895
GFI Group, Inc. *	11,900	740,894
Greenhill & Co	5,700	420,660
Investors Financial Services Corp	10,700	456,569
Waddell & Reed Financial, Inc., Class A	30,000	820,800

		2,685,818

Commercial Banks 2.6%
Home BancShares, Inc	21,900	526,476
PrivateBancorp, Inc	9,100	378,833
Signature Bank *	22,900	709,442
United Community Banks, Inc	21,000	678,720

		2,293,471

Consumer Finance 1.7%
CompuCredit Corp. * (p)	20,000	796,200
Dollar Financial Corp	11,400	317,604
First Cash Financial Services, Inc. *	17,200	444,964

		1,558,768

HEALTH CARE 21.0%
Biotechnology 4.4%
Arena Pharmaceuticals, Inc. *	26,200	338,242
BioMarin Pharmaceutical, Inc. *	33,800	553,982
Cubist Pharmaceuticals, Inc. *	17,600	318,736
Digene Corp. *	14,300	685,256
Human Genome Sciences, Inc. *	36,700	456,548
Medarex, Inc. *	26,200	387,498
Myriad Genetics, Inc. *	16,700	522,710
OSI Pharmaceuticals, Inc. *	7,800	272,844
Regeneron Pharmaceuticals, Inc. *	21,400	429,498

		3,965,314

Health Care Equipment & Supplies 6.1%
AngioDynamics, Inc *	29,500	633,955
ArthroCare Corp. *	16,700	666,664
Hologic, Inc. *	21,900	1,035,432
Immucor, Inc. *	20,250	591,908
Meridian Bioscience, Inc	22,400	549,472
NuVasive, Inc. *	22,000	508,200
Palomar Medical Technologies, Inc. *	13,800	699,246
West Pharmaceutical Services, Inc	15,200	778,696

		5,463,573

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 6.7%
AMN Healthcare Services, Inc. *	30,500	$ 839,970
HealthExtras, Inc. *	31,900	768,790
Pediatrix Medical Group, Inc. *	9,516	465,332
PSS World Medical, Inc. *	21,700	423,801
Psychiatric Solutions, Inc. *	24,822	931,321
Sun Healthcare Group, Inc. *	50,500	637,815
Sunrise Senior Living, Inc. *	15,200	466,944
Symbion, Inc. *	34,800	644,148
VCA Antech, Inc. *	26,645	857,703

		6,035,824

Health Care Technology 0.6%
Allscripts Heathcare Solutions, Inc. *	21,400	577,586

Life Sciences Tools & Services 1.2%
PAREXEL International Corp. *	16,200	469,314
Ventana Medical Systems, Inc. *	13,300	572,299

		1,041,613

Pharmaceuticals 2.0%
Cardiome Pharma Corp. *	46,700	520,705
Medicines Co. *	13,800	437,736
Medicis Pharmaceutical Corp., Class A	15,700	551,541
MGI Pharma, Inc. *	16,200	298,242

		1,808,224

INDUSTRIALS 14.4%
Aerospace & Defense 3.5%
ARGON ST, Inc. *	34,368	740,286
BE Aerospace, Inc. *	41,900	1,075,992
EDO Corp	15,700	372,718
Hexcel Corp. *	52,900	920,989

		3,109,985

Air Freight & Logistics 0.5%
EGL, Inc. *	14,000	416,920

Airlines 1.6%
AirTran Holdings, Inc. *	64,300	754,882
SkyWest, Inc	28,100	716,831

		1,471,713

Commercial Services & Supplies 1.5%
Advisory Board Co. *	11,900	637,126
Heidrick & Struggles International, Inc. *	16,200	686,232

		1,323,358

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Construction & Engineering 1.4%
Quanta Services, Inc. *	62,900	$ 1,237,243

Electrical Equipment 0.8%
Power-One, Inc. *	96,939	705,716

Machinery 3.6%
ESCO Technologies, Inc. *	19,500	886,080
IDEX Corp	17,400	824,934
Manitowoc Co	15,700	933,051
RBC Bearings, Inc. *	21,000	601,860

		3,245,925

Road & Rail 0.1%
Heartland Express, Inc	6,700	100,634

Trading Companies & Distributors 1.4%
Interline Brands, Inc. *	26,291	590,759
Williams Scotsman International, Inc. *	35,300	692,586

		1,283,345

INFORMATION TECHNOLOGY 28.3%
Communications Equipment 3.9%
Comtech Telecommunications Corp. *	28,800	1,096,416
F5 Networks, Inc. *	12,800	949,888
Foundry Networks, Inc. *	67,700	1,014,146
Sonus Networks, Inc. *	68,100	448,779

		3,509,229

Computers & Peripherals 0.9%
Stratasys, Inc. *	25,023	785,972

Electronic Equipment & Instruments 1.1%
Benchmark Electronics, Inc. *	19,222	468,248
Color Kinetics, Inc. *	24,800	529,480

		997,728

Internet Software & Services 7.5%
aQuantive, Inc. *	26,200	646,092
Bankrate, Inc. * (p)	12,900	489,555
Equinix, Inc. *	16,878	1,276,314
InterNAP Network Services Corp. * (p)	31,000	615,970
Interwoven, Inc. *	35,268	517,382
LivePerson, Inc. *	76,700	401,141
NIC, Inc. *	102,411	508,983
SAVVIS, Inc. *	24,300	867,753
SonicWALL, Inc. *	10,400	87,568
ValueClick, Inc. *	38,500	909,755
Vocus, Inc. *	26,950	452,760

		6,773,273

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services 1.8%
eFunds Corp. *	38,800	$ 1,067,000
MPS Group, Inc. *	35,750	506,935

		1,573,935

Semiconductors & Semiconductor Equipment 7.0%
ATMI, Inc. *	43,361	1,323,812
FormFactor, Inc. *	15,200	566,200
NetLogic Microsystems, Inc. *	17,200	373,068
PDF Solutions, Inc. *	54,400	786,080
Power Integrations, Inc. *	47,200	1,106,840
Rudolph Technologies, Inc. *	48,022	764,510
SiRF Technology Holdings, Inc. *	15,800	403,216
Supertex, Inc. *	13,800	541,650
Trident Microsystems, Inc. *	24,346	442,610

		6,307,986

Software 6.1%
Agile Software Corp. *	27,828	171,142
Altiris, Inc. *	16,900	428,922
Blackboard, Inc. *	21,000	630,840
Bottomline Technologies, Inc. *	59,100	676,695
Concur Technologies, Inc. *	49,764	798,214
Micros Systems, Inc. *	14,800	779,960
Moldflow Corp. * +	14,500	201,405
Opsware, Inc. *	41,700	367,794
Quality Systems, Inc	11,440	426,369
Transaction Systems Architects, Inc. *	31,000	1,009,670

		5,491,011

MATERIALS 1.8%
Chemicals 0.9%
Cytec Industries, Inc	14,800	836,348

Metals & Mining 0.9%
AMCOL International Corp	29,828	827,429

TELECOMMUNICATION SERVICES 3.7%
Diversified Telecommunication Services 2.7%
Cogent Communications Group, Inc. *	64,500	1,046,190
Time Warner Telecom, Inc. *	66,100	1,317,373
US LEC Corp. *	5,400	50,274

		2,413,837

Wireless Telecommunication Services 1.0%
Leap Wireless International, Inc. *	14,800	880,157

Total Common Stocks (cost $72,383,818)		86,087,179

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS 7.1%
COMMERCIAL PAPER 1.1%
Ebury Finance, Ltd., 5.38%, maturing 01/02/2007 (pp)	$ 999,851	$ 999,851

REPURCHASE AGREEMENTS † 1.3%
Banc of America Securities, LLC, 5.35%, dated 12/29/2006, maturing 01/02/2007,
maturity value $400,238 (pp) (1)	400,000	400,000
Cantor Fitzgerald & Co., 5.36%, dated 12/29/2006, maturing 01/02/2007,
maturity value $800,477 (pp) (2)	800,000	800,000

		1,200,000

	Shares	Value

MUTUAL FUND SHARES 4.7%
AIM Short-Term Investment Co. Liquid Assets Portfolio, Class I, 5.27% q (pp)	673,850	673,850
Evergreen Institutional Money Market Fund, Class I, 5.24% q ø	3,489,767	3,489,767

		4,163,617

Total Short-Term Investments (cost $6,363,468)		6,363,468

Total Investments (cost $78,747,286) 103.0%		92,450,647
Other Assets and Liabilities (3.0%)		(2,734,910)

Net Assets 100.0%		$ 89,715,737

*	Non-income producing security.
(p)	All or a portion of this security is on loan.
+	Security is deemed illiquid and is valued using market quotations when readily available.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(pp)	Represents investment of cash collateral received from securities on loan.
†	Collateralized by:
(1) $45,281 Allstate Corp., 5.48%, 8/15/2014, value including accrued interest is $45,076; $114,169 Transcanada
Pipeline, 5.68%, 1/1/2021, value including accrued interest is $158,924; $202,446 Bear Stearns Cos., 5.58%,
8/15/2011, value including accrued interest is $204,000.
(2) $558,400 Greenpoint Mortgage Funding Trust, 6.23%,10/25/2045, value including accrued interest is $411,110;
$58,912 Greenpoint Mortgage Funding Trust, 5.56%, 4/25/2036, value including accrued interest is $54,703;
$107,504 Harborview Mortgage Loan Trust, 6.23%, 03/25/2036, value including accrued interest is $108,025;
$394,240 Harborview Mortgage Loan Trust, 6.38%, 06/19/2045, value including accrued interest is $242,163.

The following table shows the percent of total long-term investments by sector as of December 31, 2006:
Information Technology	29.5%
Health Care	21.9%
Industrials	15.0%
Consumer Discretionary	14.4%
Financials	7.6%
Energy	4.6%
Telecommunication Services	3.8%
Materials	1.9%
Consumer Staples	1.3%

100.0%

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

Assets
Investments in securities, at value (cost $75,257,519) including $2,766,325 of securities
loaned	$ 88,960,880
Investments in affiliated money market fund, at value (cost $3,489,767)	3,489,767

Total investments	92,450,647
Receivable for securities sold	564,513
Receivable for Fund shares sold	22,961
Dividends receivable	21,795
Prepaid expenses and other assets	1,080

Total assets	93,060,996

Liabilities
Payable for securities purchased	339,655
Payable for Fund shares redeemed	114,754
Payable for securities on loan	2,873,701
Advisory fee payable	8,628
Distribution Plan expenses payable	530
Due to other related parties	1,240
Accrued expenses and other liabilities	6,751

Total liabilities	3,345,259

Net assets	$ 89,715,737

Net assets represented by
Paid-in capital	$ 69,711,429
Undistributed net investment loss	(1,387)
Accumulated net realized gains on investments	6,302,334
Net unrealized gains on investments	13,703,361

Total net assets	$ 89,715,737

Net assets consists of
Class 1	$ 75,079,381
Class 2	14,636,356

Total net assets	$ 89,715,737

Shares outstanding (unlimited number of shares authorized)
Class 1	4,814,088
Class 2	949,560

Net asset value per share
Class 1	$ 15.60
Class 2	$ 15.41

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

Investment income
Dividends (net of foreign withholding taxes of $515)	$ 173,716
Income from affiliate	166,397
Securities lending	28,064

Total investment income	368,177

Expenses
Advisory fee	673,921
Distribution Plan expenses	37,487
Administrative services fee	96,504
Transfer agent fees	226
Trustees’ fees and expenses	3,430
Printing and postage expenses	27,106
Custodian and accounting fees	29,574
Professional fees	24,607
Other	1,199

Total expenses	894,054
Less: Expense reductions	(1,940)

Net expenses	892,114

Net investment loss	(523,937)

Net realized and unrealized gains or losses on investments
Net realized gains on investments	6,790,122
Net change in unrealized gains or losses on investments	2,780,670

Net realized and unrealized gains or losses on investments	9,570,792

Net increase in net assets resulting from operations	$ 9,046,855

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006		2005

Operations
Net investment loss	$ (523,937)		$ (477,744)
Net realized gains on investments		6,790,122		10,361,698
Net change in unrealized gains or losses
on investments		2,780,670		1,378,724

Net increase in net assets resulting from
operations		9,046,855		11,262,678

Distributions to shareholders from
Net realized gains
Class 1		(4,035,219)		0
Class 2		(678,474)		0

Total distributions to shareholders		(4,713,693)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	1,220,872	18,909,744	506,624	7,250,121
Class 2	128,574	1,944,973	212,097	2,922,165

		20,854,717		10,172,286

Net asset value of shares issued in
reinvestment of distributions
Class 1	260,505	4,035,219	0	0
Class 2	44,229	678,474	0	0

		4,713,693		0

Payment for shares redeemed
Class 1	(2,056,896)	(30,686,212)	(1,102,558)	(15,003,945)
Class 2	(127,528)	(1,930,014)	(43,637)	(597,100)

		(32,616,226)		(15,601,045)

Net asset value of shares issued in
acquisition
Class 1	0	0	4,230,770	52,778,753
Class 2	0	0	374,264	4,636,811

		0		57,415,564

Net increase (decrease) in net assets
resulting from capital share transactions		(7,047,816)		51,986,805

Total increase (decrease) in net assets		(2,714,654)		63,249,483
Net assets
Beginning of period		92,430,391		29,180,908

End of period	$ 89,715,737		$ 92,430,391

Undistributed net investment loss	$ (1,387)		$ (671)

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at their fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign market between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximate market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the

18

NOTES TO FINANCIAL STATEMENTS continued

benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses. During the year ended December 31, 2006, the following amounts were reclassified:

Paid-in capital	$ (181,814)
Undistributed net investment loss	523,221
Accumulated net realized gains on investments	(341,407)

19

NOTES TO FINANCIAL STATEMENTS continued

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.65% as the aggregate average daily net assets of the Fund and its retail counterpart increase.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2006, the Fund paid brokerage commissions of $2,708 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. ACQUISITION

Effective at the close of business on April 15, 2005, the Fund acquired the net assets of Evergreen VA Special Equity Fund in a tax-free exchange for Class 1 and Class 2 shares of the Fund. Shares were issued to Class 1 and Class 2 shareholders of Evergreen VA Special Equity Fund at an exchange ratio of 0.82 and 0.82 for Class 1 and Class 2 shares, respectively, of the Fund. The

20

NOTES TO FINANCIAL STATEMENTS continued

acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $2,868,148. The aggregate net assets of the Fund and Evergreen VA Special Equity Fund immediately prior to the acquisition were $25,309,085 and $57,415,564, respectively. The aggregate net assets of the Fund immediately after the acquisition were $82,724,649.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $93,736,949 and $104,356,435, respectively, for the year ended December 31, 2006.

During the year ended December 31, 2006, the Fund loaned securities to certain brokers. At December 31, 2006, the value of securities on loan and the value of collateral amounted to $2,766,325 and $2,873,701, respectively.

On December 31, 2006, the aggregate cost of securities for federal income tax purposes was $78,904,918 . The gross unrealized appreciation and depreciation on securities based on tax cost was $14,709,238 and $1,163,509, respectively, with a net unrealized appreciation of $13,545,729.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2006, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed
Undistributed	Long-term	Unrealized
Ordinary Loss	Capital Gain	Appreciation

$1,387	$6,459,966	$13,545,729

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid were $4,713,693 and $0 of long-term capital gain for the years ended December 31, 2006 and December 31, 2005, respectively .

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

21

NOTES TO FINANCIAL STATEMENTS continued

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09% . During the year ended December 31, 2006, the Fund had no borrowings.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small

22

NOTES TO FINANCIAL STATEMENTS continued

Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

23

NOTES TO FINANCIAL STATEMENTS continued

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Growth Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2006 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Growth Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 12, 2007

25

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $4,713,693 for the fiscal year ended December 31, 2006.

26

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

27

ADDITIONAL INFORMATION (unaudited) continued

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were generally lower than those charged to the funds. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required

28

ADDITIONAL INFORMATION (unaudited) continued

to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC and noted that the funds’ transfer agent had received Dalbar’s Mutual Fund Service Award for services provided to shareholders and Dalbar’s Financial Intermediary Service Quality Evaluation Award for services to broker-dealer representatives on a post-sale support basis. They reviewed information presented to them showing generally that the transfer agency fees charged to the funds were generally consistent with industry norms, and that transfer agency fees for a number of the funds had recently declined, or were expected to in the near future.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but

29

ADDITIONAL INFORMATION (unaudited) continued

considered that the enhancement process is an on-going one and that they would continue to monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

30

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31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Funds Family (consisting
of 51 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications)
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

James Angelos[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services,
DOB: 9/2/1947	Inc.
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 92 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $273 billion in assets as of December 31, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858

Evergreen Investor Services 800.343.2898

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

560859 rv4 2/2007

Evergreen Investments™
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

560859 rv4 2/2007

Evergreen VA High Income Fund

Evergreen

VA HIGH INCOME FUND

Annual Report
as of December 31, 2006

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
6	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2007

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the annual report for the Evergreen VA High Income Fund covering the twelvemonth period ended December 31, 2006.

The domestic equity and fixed income markets each delivered positive performance during 2006, despite considerable volatility over the first half of the year brought on by fears of the potential effects of rising interest rates and rapidly climbing energy prices. Those concerns subsided in the final six months of the year as oil prices began receding and the U.S. Federal Reserve Board (the “Fed”) paused in its cycle of credit tightening and held short-term interest rates steady, which led to significantly improved performance.

Throughout the year, the economic expansion persisted, although evidence grew that the rate of expansion was decelerating in the final six months. By the third quarter, the rate of growth of Gross Domestic Product had moderated to 2.0% — significantly below the 5.0% pace of the first quarter. Signs of slowing growth were most evident in the housing and automotive industries, while other parts of the economy appeared to hold up well. Personal consumption continued to rise as business investment expanded. These factors, combined with lower energy prices, appeared to boost consumer confidence and reduce fears of heightened inflationary pressures. However, in its pronouncements, the Fed continued to express its concern for the potential risks of inflation. Fed

1

LETTER TO SHAREHOLDERS continued

governors gave little indication that any reduction in short-term rates might be imminent.

As confidence grew in the stamina of the economic expansion and the sustainability of corporate profit trends, domestic small-, mid- and large-cap stocks rallied in tandem, while value stocks generally retained a performance edge over growth stocks. In most foreign stock markets, returns were even higher than in the U.S. market, reflecting the more direct impact of robust growth throughout the world. In the domestic fixed income market, high-yield corporate bonds outperformed the investment-grade market, where investors focused on a flat-to-inverted yield curve which resulted in few opportunities to gain performance by extending duration. Against this backdrop, managers of Evergreen’s variable annuity funds implemented strategies for each of the funds, consistent with the asset class in which each fund invested.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

3

Notification of Investment Strategy Change:

  Effective April 1, 2007, the Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options, and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with other types of investments. For example, the use of derivatives involves the risk of loss due to the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile and may be illiquid or difficult to price. Derivatives are highly specialized instruments, and involve the risk that an investment advisor may not accurately predict the performance of a derivative under all market conditions. When the Fund uses a derivative instrument, it could lose more than the principal amount invested. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More information about derivatives and the risks associated with them can be found in the Fund’s prospectus and statement of additional information, which may be obtained by calling 1.800.343.2898 or visiting our website at EvergreenInvestments.com

4

Notice to Shareholders:

• The Fund’s prospectus has been amended to make the following change to the Fund’s short-term trading policy effective April 2, 2007:

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of the Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans:
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have immediate access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediary is applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

5

FUND AT A GLANCE

as of December 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub Advisor:

• Tattersall Advisory Group, Inc.

Portfolio Manager:

• Gary Pzegeo, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 6/30/1999

	Class 1	Class 2
Class inception date	6/30/1999	7/31/2002

Average annual return

1-year	8.95%	8.66%

5-year	8.78%	8.53%

Since portfolio inception	7.96%	7.80%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies. Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA High Income Fund Class 1 shares versus a similar investment in the Merrill Lynch High Yield Master Index† (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

6

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 8.95% for the twelve-month period ended December 31, 2006. During the same period, the MLHYMI† returned 11.64% .

The fund seeks a high level of current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

The fund delivered solid, positive results for 2006, although it trailed its benchmark. The primary factor holding back the fund’s relative performance was its more defensive posture in the high-yield universe during a period in which the highest-yielding, highest-risk investments tended to provide the best returns. During the year, for example, securities rated BB returned, on average, 9.9% while bonds rated CCC and below returned 18.6% . These trends occurred during a year in which the domestic economy continued to expand and corporations reported generally improving profitability.

The fund’s emphasis on bonds of cable companies helped performance, as the cash flow of these companies improved with the success of bundled television programming, high-speed internet access and telephone service. Among the specific contributors were Charter Communications and NTL, Inc. We also had good results from our investments in securities issued by independent power producers such as Dynegy, Inc. and Reliant Energy, Inc. Also helping relative results was the lack of exposure to some of the poorest-performing bonds, including Dura Automotive Systems, Inc. This automotive parts producer eventually filed for bankruptcy protection late in 2006 after its orders from major domestic customers declined at the same time that its raw material costs were climbing. In addition, we were underweighted in health care services, which helped results as that industry performed relatively poorly due mainly to the leveraged buyout of hospital company HCA, Inc., which lowered the credit rating of its outstanding bonds.

Automotive industry bonds produced the best returns in the high-yield market, returning an average of 40% over the year, led by bonds issued by auto giants General Motors Corp. and Ford Motor Co., which had performed poorly in the previous year when they were downgraded from investment grade to high-yield. Other industries that performed relatively well included the cable communications and the land-line telecommunications industries. The fund’s underweight positions in the automotive and land-line telecommunications industries tended to detract from results for the year. Bonds from lower-yielding industries, including non-electric utilities, banking and health care services, did not perform well during the year. Also, our investment in bonds of IMAX Corp., detracted from results as the company, which produces theater equipment for large-format theaters, performed poorly. IMAX’s revenues failed to meet expectations as theater operators delayed orders for new digital technology equipment. In addition, the investment in paper producer Abitibi-Consolidated, Inc. produced disappointing results as the company was hurt by declines in newspaper circulation and advertising which resulted in declining newsprint orders.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rise when prevailing interest rates fall, and fall when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

†Copyright 2007. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2006, and subject to change.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

The example illustrates your fund’s costs in two ways:

  Actual expenses
  The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
  Hypothetical example for comparison purposes
  The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2006	12/31/2006	Period*

Actual
Class 1	$ 1,000.00	$ 1,070.62	$ 3.86
Class 2	$ 1,000.00	$ 1,069.78	$ 5.16
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,021.48	$ 3.77
Class 2	$ 1,000.00	$ 1,020.21	$ 5.04

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.74% for Class 1 and 0.99% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1[1]	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 10.27	$ 10.76	$ 10.45	$ 9.93	$ 9.52

Income from investment operations
Net investment income (loss)	0.76[2]	0.80	0.72	0.83[2]	0.27
Net realized and unrealized gains or losses on investments	0.15	(0.64)	0.19	0.98	0.41

Total from investment operations	0.91	0.16	0.91	1.81	0.68

Distributions to shareholders from
Net investment income	(0.77)	(0.65)	(0.60)	(1.29)	(0.27)

Net asset value, end of period	$ 10.41	$ 10.27	$ 10.76	$ 10.45	$ 9.93

Total return[3]	8.95%	1.48%	8.69%	18.26%	7.15%

Ratios and supplemental data
Net assets, end of period (thousands)	$10,083	$10,598	$11,736	$11,485	$26,222
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.75%	0.78%	0.99%	0.98%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.75%	0.78%	1.00%	0.98%	1.31%
Net investment income (loss)	7.20%	6.79%	6.60%	7.76%	7.93%
Portfolio turnover rate	58%	67%	65%	77%	87%

1 Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$ 10.23	$ 10.73	$ 10.43	$ 9.91	$9.77

Income from investment operations
Net investment income (loss)	0.73[2]	0.74	0.68[2]	0.80[2]	0.15
Net realized and unrealized gains or losses on investments	0.16	(0.62)	0.19	0.99	0.26

Total from investment operations	0.89	0.12	0.87	1.79	0.41

Distributions to shareholders from
Net investment income	(0.74)	(0.62)	(0.57)	(1.27)	(0.27)

Net asset value, end of period	$ 10.38	$ 10.23	$ 10.73	$10.43	$9.91

Total return[3]	8.66%	1.15%	8.39%	18.11%	4.16%

Ratios and supplemental data
Net assets, end of period (thousands)	$29,510	$26,770	$16,698	$7,804	$ 965
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	1.03%	1.24%	1.25%	1.27%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.00%	1.03%	1.25%	1.25%	1.27%[4]
Net investment income (loss)	6.95%	6.55%	6.31%	7.39%	7.63%[4]
Portfolio turnover rate	58%	67%	65%	77%	87%

1 For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

4 Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS 85.1%
CONSUMER DISCRETIONARY 22.4%
Auto Components 2.1%
Accuride Corp., 8.50%, 02/01/2015	$ 200,000	$ 193,500
American Axle & Manufacturing Holdings, Inc., 5.25%, 02/11/2014	600,000	511,500
ArvinMeritor, Inc., 6.80%, 02/15/2009	25,000	24,562
Goodyear Tire & Rubber Co., 9.00%, 07/01/2015	100,000	105,250

		834,812

Automobiles 1.2%
Ford Motor Co.:
5.80%, 01/12/2009	75,000	73,673
7.45%, 07/16/2031 (p)	175,000	138,250
General Motors Corp., 8.375%, 07/15/2033 (p)	300,000	279,000

		490,923

Diversified Consumer Services 1.4%
Education Management Corp., 8.75%, 06/01/2014 144A	125,000	130,000
Service Corporation International, 7.00%, 06/15/2017	400,000	407,000

		537,000

Hotels, Restaurants & Leisure 3.6%
Festival Fun Parks, LLC, 10.875%, 04/15/2014	250,000	251,875
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	100,000	108,500
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	275,000	275,000
Las Vegas Sands Corp., 6.375%, 02/15/2015	225,000	219,094
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	350,000	360,062
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	200,000	220,000

		1,434,531

Household Durables 1.1%
Jarden Corp., 9.75%, 05/01/2012	200,000	212,500
Libbey, Inc., FRN, 12.35%, 06/01/2011 144A	200,000	216,000

		428,500

Media 6.7%
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	300,000	296,250
CCH I, LLC:
11.00%, 10/01/2015	300,000	309,187
13.50%, 01/15/2014	50,000	49,375
Cinemark USA, Inc., 9.00%, 02/01/2013	125,000	133,125
Dex Media East, LLC, 9.875%, 11/15/2009	375,000	393,750
Lamar Media Corp., 6.625%, 08/15/2015	400,000	398,500
Mediacom Broadband, LLC, 8.50%, 10/15/2015 144A	250,000	254,375
Mediacom Communications Corp., 9.50%, 01/15/2013	525,000	543,375
Paxson Communications Corp., FRN, 11.62%, 01/15/2013 144A	250,000	254,375

		2,632,312

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Multi-line Retail 1.6%
J.C. Penney Co., Inc., 7.375%, 08/15/2008	$ 400,000	$ 409,774
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	200,000	219,250

		629,024

Specialty Retail 3.1%
Baker & Taylor, Inc., 11.50%, 07/01/2013 144A	225,000	232,031
Linens ‘n Things, Inc., FRN, 11.00%, 01/15/2014	225,000	219,375
Michaels Stores, Inc., 10.00%, 11/01/2014 144A	150,000	156,750
Payless ShoeSource, Inc., 8.25%, 08/01/2013	300,000	313,500
Sally Beauty Holdings, Inc., 9.25%, 11/15/2014 144A	100,000	102,375
United Auto Group, Inc., 9.625%, 03/15/2012	200,000	211,250

		1,235,281

Textiles, Apparel & Luxury Goods 1.6%
Levi Strauss & Co., 9.75%, 01/15/2015	200,000	216,500
Oxford Industries, Inc., 8.875%, 06/01/2011	200,000	207,500
Unifi, Inc., 11.50%, 05/15/2014 144A	141,000	130,425
Warnaco Group, Inc., 8.875%, 06/15/2013	75,000	80,063

		634,488

CONSUMER STAPLES 1.6%
Food & Staples Retailing 1.0%
SUPERVALU, Inc., 7.50%, 11/15/2014	375,000	392,888

Personal Products 0.6%
Elizabeth Arden, Inc., 7.75%, 01/15/2014	250,000	253,125

ENERGY 12.8%
Energy Equipment & Services 2.8%
Dresser-Rand Group, Inc., 7.375%, 11/01/2014	193,000	195,412
GulfMark Offshore, Inc., 7.75%, 07/15/2014	175,000	179,375
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	175,000	167,781
Parker Drilling Co., 9.625%, 10/01/2013	70,000	77,088
PHI, Inc., 7.125%, 04/15/2013	500,000	486,250

		1,105,906

Oil, Gas & Consumable Fuels 10.0%
ANR Pipeline Co., 8.875%, 03/15/2010	70,000	73,786
Chesapeake Energy Corp., 6.875%, 01/15/2016	300,000	304,125
Clayton Williams Energy, Inc., 7.75%, 08/01/2013	165,000	153,038
El Paso Corp., 7.875%, 06/15/2012 (p)	450,000	484,875
El Paso Production Holdings Co., 7.75%, 06/01/2013	400,000	420,500
Encore Acquisition Co., 6.25%, 04/15/2014 (p)	400,000	377,000
Exco Resources, Inc., 7.25%, 01/15/2011	400,000	408,000
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	200,000	211,250
Peabody Energy Corp.:
5.875%, 04/15/2016	200,000	196,000
6.875%, 03/15/2013	300,000	309,000

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Regency Energy Partners, LP, 8.375%, 12/15/2013 144A (p)	$ 75,000	$ 75,563
Sabine Pass LNG, LP, 7.25%, 11/30/2013 144A	250,000	249,062
Targa Resources, Inc., 8.50%, 11/01/2013 144A	250,000	253,125
Williams Cos., 8.125%, 03/15/2012	400,000	435,000

		3,950,324

FINANCIALS 9.9%
Consumer Finance 7.2%
CCH II Capital Corp., 10.25%, 09/15/2010	500,000	525,625
Ford Motor Credit Co., 5.70%, 01/15/2010	190,000	182,259
General Motors Acceptance Corp., 6.875%, 08/28/2012	600,000	616,810
Hexion U.S. Finance Corp., 9.75%, 11/15/2014 144A	200,000	203,750
NXP Funding, LLC, 7.875%, 10/15/2014 144A	300,000	311,625
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	500,000	470,000
Terra Capital, Inc., 11.50%, 06/01/2010	250,000	270,000
UGS Capital Corp. II, FRN, 10.35%, 06/01/2011 144A	262,615	270,494

		2,850,563

Diversified Financial Services 0.7%
Dow Jones CDX NA, 8.375%, 12/29/2011 144A	250,000	255,763

Real Estate Investment Trusts 2.0%
Host Marriott Corp., Ser. J, 7.125%, 11/01/2013	200,000	205,500
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	275,000	278,437
7.00%, 01/15/2016	150,000	151,125
Thornburg Mortgage, Inc., 8.00%, 05/15/2013	175,000	174,125

		809,187

HEALTH CARE 1.7%
Health Care Providers & Services 1.7%
HCA, Inc.:
6.375%, 01/15/2015	100,000	85,000
9.25%, 11/15/2016 144A	440,000	472,450
HealthSouth Corp., 10.75%, 06/15/2016 144A	100,000	108,125

		665,575

INDUSTRIALS 6.7%
Aerospace & Defense 0.6%
DRS Technologies, Inc., 7.625%, 02/01/2018	225,000	232,875

Commercial Services & Supplies 0.6%
West Corp., 11.00%, 10/15/2016 144A	250,000	253,750

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Machinery 2.0%
Case New Holland, Inc., 9.25%, 08/01/2011	$ 190,000	$ 202,114
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	230,000	225,975
RBS Global, Inc.:
9.50%, 08/01/2014 144A	250,000	261,250
11.75%, 08/01/2016 144A	100,000	105,000

		794,339

Marine 0.5%
Horizon Lines, LLC, Sr. Disc. Note, Step Bond, 0.00%, 04/01/2013 †	195,000	179,156

Road & Rail 1.2%
Avis Rent-A-Car, Inc., 7.75%, 05/15/2016 144A	500,000	483,750

Trading Companies & Distributors 1.8%
Ashtead Group plc, 9.00%, 08/15/2016 144A	250,000	268,750
Rental Service Corp., 9.50%, 12/01/2014 144A	175,000	181,563
United Rentals, Inc., 7.00%, 02/15/2014	250,000	246,562

		696,875

INFORMATION TECHNOLOGY 3.9%
IT Services 1.8%
CompuCom Systems, Inc., 12.00%, 11/01/2014 144A	125,000	129,375
ipayment, Inc., 9.75%, 05/15/2014	150,000	154,875
SunGard Data Systems, Inc., 9.125%, 08/15/2013	400,000	422,000

		706,250

Semiconductors & Semiconductor Equipment 1.1%
Freescale Semiconductor, 8.875%, 12/15/2014 144A	280,000	280,350
Spansion, Inc., 11.25%, 01/15/2016 144A	150,000	158,250

		438,600

Software 1.0%
Activant Solutions, Inc., 9.50%, 05/01/2016 144A	200,000	187,000
UGS Corp., 10.00%, 06/01/2012	200,000	219,000

		406,000

MATERIALS 10.4%
Chemicals 3.1%
Huntsman International, LLC:
FRN, 8.375%, 01/01/2015 144A	225,000	224,438
11.50%, 07/15/2012	290,000	328,425
Lyondell Chemical Co., 10.50%, 06/01/2013	275,000	303,875
Momentive Performance, 9.75%, 12/01/2014 144A	125,000	125,625
Tronox Worldwide, LLC, 9.50%, 12/01/2012	250,000	264,375

		1,246,738

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 3.3%
Berry Plastics Corp., 8.875%, 09/15/2014 144A	$250,000	$ 255,000
Crown Americas, Inc., 7.75%, 11/15/2015	375,000	390,937
Crown Cork & Seal, Inc., 8.00%, 04/15/2023	125,000	122,500
Owens-Brockway Glass Containers, Inc., 6.75%, 12/01/2014	300,000	292,500
Smurfit-Stone Container Corp., 8.375%, 07/01/2012	250,000	246,250

		1,307,187

Metals & Mining 1.2%
Aleris International, Inc., 9.00%, 12/15/2014 144A	75,000	75,750
Freeport-McMoRan Copper & Gold, Inc., 6.875%, 02/01/2014	370,000	379,250

		455,000

Paper & Forest Products 2.8%
Bowater, Inc., 6.50%, 06/15/2013	200,000	183,500
Buckeye Technologies, Inc., 8.50%, 10/01/2013	175,000	185,500
Georgia Pacific Corp., 8.125%, 05/15/2011	300,000	316,500
Verso Paper Holdings, LLC:
9.125%, 08/01/2014 144A	120,000	125,700
11.375%, 08/01/2016 144A	275,000	290,125

		1,101,325

TELECOMMUNICATION SERVICES 6.1%
Diversified Telecommunication Services 2.6%
Consolidated Communications, Inc., 9.75%, 04/01/2012	114,000	122,550
Insight Midwest, LP, 9.75%, 10/01/2009 (p)	208,000	211,900
Level 3 Communications, Inc., 6.375%, 10/15/2015	400,000	398,000
Qwest Communications International, Inc., 7.875%, 09/01/2011	275,000	294,250

		1,026,700

Wireless Telecommunication Services 3.5%
Centennial Communications Corp.:
8.125%, 02/01/2014	225,000	232,031
10.00%, 01/01/2013	200,000	213,750
Cricket Communications, Inc., 9.375%, 11/01/2014 144A (p)	200,000	212,000
Dobson Communications Corp., 8.875%, 10/01/2013	200,000	204,750
Horizon PCS, Inc., 11.375%, 07/15/2012	125,000	140,000
MetroPCS Wireless, Inc., 9.25%, 11/01/2014 144A	175,000	183,750
Rural Cellular Corp.:
8.25%, 03/15/2012	20,000	20,925
9.75%, 01/15/2010	200,000	206,500

		1,413,706

UTILITIES 9.6%
Electric Utilities 4.9%
Mirant North America, LLC, 7.375%, 12/31/2013	275,000	280,500
NRG Energy, Inc., 7.375%, 02/01/2016	800,000	806,000

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Electric Utilities continued
Reliant Energy, Inc.:
6.75%, 12/15/2014	$ 450,000	$ 442,125
9.50%, 07/15/2013	400,000	431,000

		1,959,625

Gas Utilities 1.0%
SEMCO Energy, Inc., 7.75%, 05/15/2013	400,000	405,765

Independent Power Producers & Energy Traders 3.7%
AES Corp., 7.75%, 03/01/2014	390,000	413,400
Dynegy, Inc., 8.375%, 05/01/2016	625,000	659,375
Orion Power Holdings, Inc., 12.00%, 05/01/2010	250,000	285,000
Tenaska, Inc., 7.00%, 06/30/2021 144A	96,921	96,742

		1,454,517

Total Corporate Bonds (cost $32,961,382)		33,702,360

YANKEE OBLIGATIONS - CORPORATE 8.2%
CONSUMER DISCRETIONARY 1.4%
Media 1.4%
IMAX Corp., 9.625%, 12/01/2010 (p)	231,000	198,371
National Cable plc, 9.125%, 08/15/2016	200,000	212,250
Quebecor World, Inc., 9.75%, 01/15/2015 144A (p)	135,000	136,519

		547,140

ENERGY 0.3%
Oil, Gas & Consumable Fuels 0.3%
OPTI Canada, Inc., 8.25%, 12/15/2014 144A	135,000	139,388

FINANCIALS 0.3%
Diversified Financial Services 0.3%
Ship Finance International, Ltd., 8.50%, 12/15/2013	125,000	125,469

MATERIALS 2.5%
Chemicals 0.7%
Ineos Group Holdings plc, 8.50%, 02/15/2016 144A	300,000	288,000

Metals & Mining 1.2%
Novelis, Inc., FRN, 8.25%, 02/15/2015 144A	500,000	486,250

Paper & Forest Products 0.6%
Abitibi-Consolidated, Inc., 8.375%, 04/01/2015 (p)	250,000	217,500

TELECOMMUNICATION SERVICES 3.7%
Diversified Telecommunication Services 1.1%
Nordic Telecom Holdings Co., 8.875%, 05/01/2016 144A	250,000	268,750
Northern Telecom, Ltd., 6.875%, 09/01/2023	200,000	169,000

		437,750

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

YANKEE OBLIGATIONS - CORPORATE continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services 2.6%
Intelsat, Ltd.:
9.25%, 06/15/2016 144A	$ 200,000	$ 216,000
11.25%, 06/15/2016 144A	125,000	137,812
Rogers Wireless, Inc.:
6.375%, 03/01/2014	410,000	417,175
9.625%, 05/01/2011	210,000	239,400

		1,010,387

Total Yankee Obligations - Corporate (cost $3,276,369)		3,251,884

	Shares	Value

COMMON STOCKS 0.5%
CONSUMER DISCRETIONARY 0.1%
Media 0.1%
Comcast Corp., Class A *	925	39,155

HEALTH CARE 0.0%
Health Care Providers & Services 0.0%
Sun Healthcare Group, Inc. *	244	3,082

MATERIALS 0.1%
Containers & Packaging 0.1%
Smurfit-Stone Container Corp.*	3,500	36,960

UTILITIES 0.3%
Electric Utilities 0.3%
Mirant Corp	3,500	110,495

Total Common Stocks (cost $666,434)		189,692

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Metricom, Inc., Expiring 02/15/2010 * + (h) (cost $10,603)	50	0

	Principal
	Amount	Value

DEBT OBLIGATIONS 1.5%
Blue Grass Energy Corp. Loan, FRN, 10.32%, 12/30/2013	$350,000	354,319
Commonwealth Brands, Inc. Loan, FRN, 7.75%, 12/01/2035	234,313	235,767

Total Debt Obligations (cost $584,313)		590,086

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS 7.4%
REPURCHASE AGREEMENT 4.4%
Bank of America Corp., 5.33%, dated 12/29/2006, maturing
1/2/2007; maturity value $1,762,809 (pp) ^	$ 1,761,765	$ 1,761,765

	Shares	Value

MUTUAL FUND SHARES 3.0%
Evergreen Institutional Money Market Fund, Class I, 5.24% q ø	1,171,415	1,171,415

Total Short-Term Investments (cost $2,933,180)		2,933,180

Total Investments (cost $40,432,281) 102.7%		40,667,202
Other Assets and Liabilities (2.7%)		(1,074,688)

Net Assets 100.0%		$ 39,592,514

(p)	All or a portion of this security is on loan.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition.
The rate shown is the stated rate at the current period end.
*	Non-income producing security
+	Security is deemed illiquid.
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
^	Collateralized by U.S. Government Agency Mortgages.
q	Rate shown is the 7-day annualized yield on period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
FRN	Floating Rate Note

The following table shows the percent of total investments (excluding equity positions and collateral from securities on loan) by credit quality based on Moody’s and Standard & Poor’s ratings as of December 31, 2006 (unaudited):
AAA	3.2%
BBB	1.1%
BB	19.5%
B	63.0%
CCC	11.6%
NR	1.6%

100.0%

The following table shows the percent of total investments (excluding equity positions and collateral from securities on loan)
based on effective maturity as of December 31, 2006 (unaudited):
Less than 1 year	4.1%
1 to 3 year(s)	2.9%
3 to 5 years	10.3%
5 to 10 years	77.8%
10 to 20 years	3.8%
20 to 30 years	1.1%

100.0%

See Notes to Financial Statements

18

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

Assets
Investments in securities, at value (cost $39,260,866) including $1,732,577 of securities
loaned	$ 39,495,787
Investments in affiliated money market fund, at value (cost $1,171,415)	1,171,415

Total investments	40,667,202
Receivable for Fund shares sold	158
Interest receivable	848,519
Prepaid expenses and other assets	1,538

Total assets	41,517,417

Liabilities
Payable for Fund shares redeemed	147,488
Payable for securities on loan	1,761,765
Advisory fee payable	2,719
Distribution Plan expenses payable	1,011
Due to other related parties	711
Accrued expenses and other liabilities	11,209

Total liabilities	1,924,903

Net assets	$ 39,592,514

Net assets represented by
Paid-in capital	$ 49,703,526
Undistributed net investment income	5,912
Accumulated net realized losses on investments	(10,351,845)
Net unrealized gains on investments	234,921

Total net assets	$ 39,592,514

Net assets consists of
Class 1	$ 10,083,011
Class 2	29,509,503

Total net assets	$ 39,592,514

Shares outstanding (unlimited number of shares authorized)
Class 1	968,229
Class 2	2,842,174

Net asset value per share
Class 1	$ 10.41
Class 2	$ 10.38

See Notes to Financial Statements

19

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

Investment income
Interest (net of foreign withholding taxes of $362)	$ 3,095,301
Income from affiliate	104,008
Securities lending	12,967
Dividends	1,642

Total investment income	3,213,918

Expenses
Advisory fee	202,200
Distribution Plan expenses	75,536
Administrative services fee	40,231
Transfer agent fees	404
Trustees’ fees and expenses	2,159
Printing and postage expenses	25,562
Custodian and accounting fees	14,118
Professional fees	19,371
Other	995

Total expenses	380,576
Less: Expense reductions	(2,924)

Net expenses	377,652

Net investment income	2,836,266

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(628,964)
Net change in unrealized gains or losses on investments	1,184,142

Net realized and unrealized gains or losses on investments	555,178

Net increase in net assets resulting from operations	$ 3,391,444

See Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006		2005

Operations
Net investment income	$ 2,836,266		$ 2,132,152
Net realized losses on investments		(628,964)		(269,115)
Net change in unrealized gains or losses
on investments		1,184,142		(1,422,614)

Net increase in net assets resulting from
operations		3,391,444		440,423

Distributions to shareholders from
Net investment income
Class 1		(708,642)		(631,103)
Class 2		(2,002,862)		(1,488,494)

Total distributions to shareholders		(2,711,504)		(2,119,597)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	7,034	75,015	32,107	346,223
Class 2	462,674	4,829,640	1,002,955	10,726,229

		4,904,655		11,072,452

Net asset value of shares issued in
reinvestment of distributions
Class 1	68,466	708,642	61,681	631,103
Class 2	194,072	2,002,862	145,966	1,488,494

		2,711,504		2,119,597

Payment for shares redeemed
Class 1	(139,518)	(1,470,193)	(151,925)	(1,631,915)
Class 2	(430,157)	(4,601,347)	(89,155)	(947,433)

		(6,071,540)		(2,579,348)

Net increase in net assets resulting from
capital share transactions		1,544,619		10,612,701

Total increase in net assets		2,224,559		8,933,527
Net assets
Beginning of period		37,367,955		28,434,428

End of period	$ 39,592,514		$ 37,367,955

Undistributed net investment income	$ 5,912		$ 3,920

See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA High Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

22

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to consent fee reclassifications. During the year ended December 31, 2006, the following amounts were reclassified:

Undistributed net investment income	$ (122,770)
Accumulated net realized losses on investments	122,770

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

23

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.50% and declining to 0.45% as average daily net assets increase.

Effective October 1, 2006, Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, became the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $29,528,552 and $21,655,947, respectively, for the year ended December 31, 2006.

During the year ended December 31, 2006, the Fund loaned securities to certain brokers. At December 31, 2006, the value of securities on loan and the value of collateral (including accrued interest) amounted to $1,732,577 and $1,761,765, respectively.

On December 31, 2006, the aggregate cost of securities for federal income tax purposes was $40,452,413. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,016,047 and $801,258, respectively, with a net unrealized appreciation of $214,789.

24

NOTES TO FINANCIAL STATEMENTS continued

As of December 31, 2006, the Fund had $10,294,812 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010	2011	2013	2014

$2,026,795	$2,435,731	$4,170,025	$11,033	$972,780	$37,216	$641,232

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers may be limited in accordance with income tax regulations.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2006, the Fund incurred and will elect to defer post-October losses of $36,901.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2006, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers and
Undistributed	Unrealized	Post-October
Ordinary Income	Appreciation	Losses

$ 5,912	$ 214,789	$ 10,331,713

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid were $2,711,504 and $2,119,597 of ordinary income for the years ended December 31, 2006 and December 31, 2005, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is

25

NOTES TO FINANCIAL STATEMENTS continued

based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09% . During the year ended December 31, 2006, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen

26

NOTES TO FINANCIAL STATEMENTS continued

Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

27

NOTES TO FINANCIAL STATEMENTS continued

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA High Income Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2006 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA High Income Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 12, 2007

29

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA High Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

Effective October 1, 2006, certain advisory personnel of EIMC were consolidated at TAG. In connection with the consolidation, the Board of Trustees approved a sub-advisory agreement with TAG. In approving that contract, the Trustees considered the factors described below, that the services previously provided by EIMC to the Fund would be provided by EIMC and TAG going forward, and that there would be no related change in the personnel managing the Fund or in the advisory fees paid by the Fund.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

30

ADDITIONAL INFORMATION (unaudited) continued

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds.

31

ADDITIONAL INFORMATION (unaudited) continued

The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were generally lower than those charged to the funds. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC and noted that the funds’ transfer agent had received Dalbar’s Mutual Fund Service Award for services provided to shareholders and Dalbar’s Financial Intermediary Service Quality Evaluation Award for services to broker-dealer representatives on a post-sale support basis. They reviewed information presented to them showing generally that the transfer agency fees charged to the funds were generally consistent with industry norms, and that transfer agency fees for a number of the funds had recently declined, or were expected to in the near future.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The

32

ADDITIONAL INFORMATION (unaudited) continued

Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but considered that the enhancement process is an on-going one and that they would continue to monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

EIMC noted to the Trustees that EIMC’s high-yield portfolio management team had generally maintained a relatively high-quality bias in that asset class. EIMC reported to the Trustees that, in recent periods, funds with a high-quality bias like the Fund had generally underperformed other investment products investing in lower-quality issuers, contributing substantially to the Fund’s relative underperformance.

In the course of the Trustees’ review of advisory arrangements for the various funds managed exclusively or in part by the high-yield team at EIMC, representatives of EIMC noted that a number of members of the team had recently resigned from EIMC. Representatives of EIMC described the steps that EIMC had taken to continue effective management of the affected funds without interruption, including the steps taken to ensure additional members of the team would be retained and the appointment of a principal portfolio manager of the team with substantial experience in the high-yield space. The Trustees determined that the steps EIMC had taken to date appeared appropriate under the circumstances and approved the continuation of the various advisory agreements in question with the understanding that they would evaluate carefully the capabilities and performance of the high yield team going forward and following the hiring of the additional personnel.

33

ADDITIONAL INFORMATION (unaudited) continued

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

34

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35

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Funds Family (consisting
of 51 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications)
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

James Angelos[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services,
DOB: 9/2/1947	Inc.
Term of office since: 2004

1	Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 92 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $273 billion in assets as of December 31, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

560860 rv4 2/2007

Evergreen Investments
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

560860 rv4 2/2007

Evergreen VA International Equity Fund

Evergreen

VA INTERNATIONAL EQUITY FUND

Annual Report
as of December 31, 2006

Evergreen Investments™
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2007

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the annual report for the Evergreen VA International Equity Fund covering the twelve-month period ended December 31, 2006.

The domestic equity and fixed income markets each delivered positive performance during 2006, despite considerable volatility over the first half of the year brought on by fears of the potential effects of rising interest rates and rapidly climbing energy prices. Those concerns subsided in the final six months of the year as oil prices began receding and the U.S. Federal Reserve Board (the “Fed”) paused in its cycle of credit tightening and held short-term interest rates steady, which led to significantly improved performance.

Throughout the year, the economic expansion persisted, although evidence grew that the rate of expansion was decelerating in the final six months. By the third quarter, the rate of growth of Gross Domestic Product had moderated to 2.0% — significantly below the 5.0% pace of the first quarter. Signs of slowing growth were most evident in the housing and automotive industries, while other parts of the economy appeared to hold up well. Personal consumption continued to rise as business investment expanded. These factors, combined with lower energy prices, appeared to boost consumer confidence and reduce fears of heightened inflationary pressures. However, in its pronouncements, the Fed continued to express its concern for the potential risks of inflation. Fed governors gave little indication that any reduction in short-term rates might be imminent.

As confidence grew in the stamina of the economic expansion and the sustainability of corporate profit

1

LETTER TO SHAREHOLDERS continued

trends, domestic small-, mid- and large-cap stocks rallied in tandem, while value stocks generally retained a performance edge over growth stocks. In most foreign stock markets, returns were even higher than in the U.S. market, reflecting the more direct impact of robust growth throughout the world. In the domestic fixed income market, high-yield corporate bonds outperformed the investment-grade market, where investors focused on a flat-to-inverted yield curve which resulted in few opportunities to gain performance by extending duration. Against this backdrop, managers of Evergreen’s variable annuity funds implemented strategies for each of the funds, consistent with the asset class in which each fund invested.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

2

Notice to Shareholders:

• The Fund’s prospectus has been amended to make the following change to the Fund’s short-term trading policy effective April 2, 2007:

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of the Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the finan- cial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or “wrap” pro- grams where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans:
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have immediate access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediary is applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

3

FUND AT A GLANCE

as of December 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Gilman C. Gunn

PERFORMANCE AND RETURNS

Portfolio inception date: 8/17/1998

	Class 1	Class 2
Class inception date	8/17/1998	7/31/2002

Average annual return

1-year	23.16%	22.89%

5-year	14.90%	14.65%

Since portfolio inception	8.75%	8.61%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA International Equity Fund Class 1 shares versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free) and the Consumer Price Index (CPI).

The MSCI EAFE Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 23.16% for the twelve-month period ended December 31, 2006. During the same period, the MSCI EAFE Free returned 26.34%.

The fund seeks to achieve long-term growth of capital and secondarily, modest income.

International equities maintained their performance edge over domestic stocks during 2006. A major factor in the solid performance in foreign markets was the robust development in emerging markets, led by China, which created a strong demand for goods and services from markets throughout the world.

During 2006, we made three significant asset allocation decisions. The first was to reduce our holdings in Japan early in the year, when we thought valuations of these stocks had risen too much. This decision helped performance through the remainder of the year, as the Japanese market underperformed other foreign stock markets. The second decision, made in the early spring, was to move from an overweight to an underweight position in industrials stocks to ready the fund for a moderation in global economic growth. The third decision was to become more defensive by increasing our positions in areas such as consumer staples, where consistent cash flows have historically tended to provide greater support to performance when economic growth was decelerating. However, the latter two decisions did not help results as the markets rallied strongly at the end of the year, helped by receding oil prices and the stabilization of the fed funds rate.

The fund’s performance was consistent with our long-term style, which pays careful attention to risk control. We seek to attain superior performance over extended periods. During particularly strong rallies in the markets, we may underperform the index because we try to limit risks posed by down-markets. Our style emphasizes companies that we believe reasonably valued, have strong balance sheets, and have shown their ability to generate predictable cash flows and consistent earnings. Four holdings we held in 2006 illustrate the types of investments we emphasize. The first was Japanese auto giant Toyota Motor Corp., which has grown to take an increasingly dominant position in the global automotive market. The second was SAP AG, the German-based company whose enterprise software looks to help companies throughout the world efficiently and effectively manage their supply chains, customer relationships and human resources programs. Another notable holding was the French industrial company Alstom SA, whose strong positions in power plant construction and mass transit equipment and infrastructure make it particularly well equipped, in our opinion to benefit from infrastructure growth in the emerging markets. The fourth is Swedish telecommunications company L.M. Ericsson Telephone Co., a leading producer of wireless communications infrastructure for the global markets.

Alstom was one of the leading positive contributors to performance during the year. Other noteworthy contributors included: Japan’s Nintendo Co., Ltd., a major producer of video game technology; British Land Co. plc, a commercial real estate company in the United Kingdom; Anglo-Irish Bank Corp. plc of Ireland; and Grupo Televisa SA of Mexico. Investments that detracted from results during the year included Nestle SA, the major Swiss-based global food company; Carrefour SA, the French-based retailing corporation; Teva Pharmaceutical Industries, Inc. of Israel; and GlaxoSmithKline plc, the major pharmaceutical company based in the U.K.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of December 31, 2006, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

The example illustrates your fund’s costs in two ways:

  Actual expenses
  The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
  Hypothetical example for comparison purposes
  The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2006	12/31/2006	Period*

Actual
Class 1	$ 1,000.00	$ 1,131.34	$ 3.65
Class 2	$ 1,000.00	$ 1,129.36	$ 4.99
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,021.78	$ 3.47
Class 2	$ 1,000.00	$ 1,020.52	$ 4.74

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.68% for Class 1 and 0.93% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1[1]	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 14.31	$ 12.62	$ 10.71	$ 8.24	$ 9.36

Income from investment operations
Net investment income (loss)	0.37	0.19	0.10	0.07[2]	0.13
Net realized and unrealized gains or losses on investments	2.90	1.82	1.95	2.50	(1.11)

Total from investment operations	3.27	2.01	2.05	2.57	(0.98)

Distributions to shareholders from
Net investment income	(0.58)	(0.32)	(0.14)	(0.10)	(0.14)
Net realized gains	(0.82)	0	0	0	0

Total distributions to shareholders	(1.40)	(0.32)	(0.14)	(0.10)	(0.14)

Net asset value, end of period	$ 16.18	$ 14.31	$ 12.62	$ 10.71	$ 8.24

Total return[3]	23.16%	16.00%	19.21%	31.32%	(10.47%)

Ratios and supplemental data
Net assets, end of period (thousands)	$175,518	$140,564	$96,614	$70,372	$22,324
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.68%	0.77%	0.96%	1.07%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.68%	0.77%	0.96%	1.12%	1.39%
Net investment income (loss)	2.53%	1.64%	0.98%	0.72%	1.32%
Portfolio turnover rate	74%	61%	65%	132%	76%

1 Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed as Class 1 shares.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$ 14.26	$ 12.59	$ 10.70	$ 8.24	$8.95

Income from investment operations
Net investment income (loss)	0.34	0.14	0.09	(0.01)[2]	0.02
Net realized and unrealized gains or losses on investments	2.88	1.83	1.92	2.56	(0.60)

Total from investment operations	3.22	1.97	2.01	2.55	(0.58)

Distributions to shareholders from
Net investment income	(0.54)	(0.30)	(0.12)	(0.09)	(0.13)
Net realized gains	(0.82)	0	0	0	0

Total distributions to shareholders	(1.36)	(0.30)	(0.12)	(0.09)	(0.13)

Net asset value, end of period	$ 16.12	$ 14.26	$ 12.59	$10.70	$8.24

Total return[3]	22.89%	15.67%	18.84%	31.06%	(6.42%)

Ratios and supplemental data
Net assets, end of period (thousands)	$109,836	$71,849	$25,451	$7,797	$ 477
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.93%	1.01%	1.21%	1.34%	1.18%[4]
Expenses excluding waivers/reimbursements and expense reductions	0.93%	1.01%	1.21%	1.39%	1.28%[4]
Net investment income (loss)	2.28%	1.22%	0.70%	(0.15%)	0.42%[4]
Portfolio turnover rate	74%	61%	65%	132%	76%

1 For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

4 Annualized

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2006

	Country	Shares	Value

COMMON STOCKS 93.8%
CONSUMER DISCRETIONARY 9.1%
Auto Components 0.6%
Compagnie Generale des Etablissements Michelin, Class B	France	16,478	$ 1,576,286

Automobiles 1.6%
TI Automotive, Ltd. * (h) +	United Kingdom	7,240	0
Toyota Motor Corp	Japan	68,700	4,595,202

			4,595,202

Hotels, Restaurants & Leisure 1.1%
Ladbrokes plc	United Kingdom	69,821	571,846
Sodexho Alliance SA	France	42,121	2,641,552

			3,213,398

Household Durables 1.3%
Koninklijke Philips Electronics NV	Netherlands	54,726	2,062,987
Sharp Corp	Japan	59,000	1,016,344
Turkiye Sise Ve Cam Fabrikalari AS	Turkey	184,779	651,962

			3,731,293

Media 2.2%
Grupo Televisa SA de CV	Mexico	26,468	714,901
Lagardere Groupe	France	8,520	685,744
Television Broadcasts, Ltd	Hong Kong	179,000	1,093,140
Toho Co., Ltd	Japan	19,600	354,103
Vivendi Universal	France	89,151	3,483,031

			6,330,919

Multi-line Retail 0.2%
Takashimaya Co., Ltd	Japan	42,000	593,622

Specialty Retail 0.9%
Inditex SA	Spain	22,212	1,196,043
Lindex AB	Sweden	57,100	731,325
Yamada Denki Co., Ltd	Japan	8,300	704,424

			2,631,792

Textiles, Apparel & Luxury Goods 1.2%
Adidas-Salomon AG	Germany	19,760	983,709
Christian Dior SA	France	15,200	1,619,492
Geox SpA	Italy	51,221	794,106

			3,397,307

CONSUMER STAPLES 11.7%
Beverages 4.5%
Companhia de Bebidas das Americas, ADR	Brazil	14,451	705,209
Diageo plc	United Kingdom	255,158	5,008,996
Foster’s Group, Ltd	Australia	109,507	597,857
Heineken NV	Netherlands	69,544	3,306,104

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Beverages continued
Scottish & Newcastle plc	United Kingdom	223,963	$ 2,453,768
Wolverhampton & Dudley Breweries plc	United Kingdom	22,488	797,052

			12,868,986

Food & Staples Retailing 1.2%
Carrefour SA	France	52,861	3,204,196
Controladora Comercial Mexicana SA de CV	Mexico	125,700	325,843

			3,530,039

Food Products 3.4%
Chocoladefabriken Lindt & Sprungli AG	Switzerland	377	930,360
Cresud S.A.C.I.F., ADR	Argentina	17,346	303,555
Ezaki Glico Co., Ltd	Japan	39,000	403,092
Lotte Confectionery Co., Ltd	South Korea	380	494,409
Nestle SA	Switzerland	16,512	5,865,695
Unilever NV	Netherlands	62,492	1,706,819

			9,703,930

Household Products 0.4%
Kao Corp	Japan	38,000	1,024,999

Personal Products 0.3%
Shiseido Co., Ltd	Japan	40,000	867,191

Tobacco 1.9%
Altadis SA	Spain	13,059	683,197
British American Tobacco plc	United Kingdom	119,622	3,347,344
Swedish Match AB	Sweden	76,000	1,419,877

			5,450,418

ENERGY 6.5%
Oil, Gas & Consumable Fuels 6.5%
BP plc	United Kingdom	548,175	6,091,752
ENI SpA	Italy	77,332	2,599,868
Mol Magyar Olaj-es Gazipari, GDR	Hungary	1,356	153,906
Petroleo Brasileiro SA, ADR	Brazil	10,632	1,094,990
Statoil ASA	Norway	53,000	1,403,633
Total SA	France	100,899	7,275,615

			18,619,764

FINANCIALS 27.8%
Capital Markets 2.3%
Deutsche Bank AG	Germany	32,173	4,301,948
UBS AG	Switzerland	36,434	2,213,420

			6,515,368

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks 12.4%
ABN AMRO Holding NV	Netherlands	67,977	$ 2,184,005
Anglo Irish Bank Corp. plc - Dublin Exchange	Ireland	69,731	1,445,422
Anglo Irish Bank Corp. plc - London Exchange	Ireland	2,656	54,845
Banco do Brasil SA	Brazil	10,900	326,745
Banco Macro Bansud SA, ADR	Argentina	19,196	599,107
Banco Santander Central Hispano SA	Spain	99,097	1,848,854
Bank of Yokohama, Ltd	Japan	219,000	1,715,121
BNP Paribas SA	France	41,738	4,551,632
Chinatrust Financial Holding Co., Ltd	Taiwan	1,053,920	881,366
Credit Suisse Group	Switzerland	4,173	291,860
Danske Bank AS	Denmark	6,200	275,378
DBS Group Holdings, Ltd	Singapore	63,000	928,071
HBOS plc	United Kingdom	52,665	1,167,416
HSBC Holdings plc - Hong Kong Exchange	United Kingdom	83,725	1,533,908
HSBC Holdings plc - London Exchange	United Kingdom	56,098	1,022,714
ICICI Bank, Ltd., ADR	India	11,954	498,960
Lloyds TSB Group plc	United Kingdom	193,163	2,161,709
Mitsubishi UFJ Financial Group, Inc	Japan	104	1,284,652
Mizuho Financial Group, Inc	Japan	220	1,571,363
National Australia Bank, Ltd	Australia	27,168	865,942
Royal Bank of Scotland Group plc	United Kingdom	165,766	6,469,338
Standard Chartered plc	United Kingdom	9,395	274,488
Sumitomo Mitsui Financial Group	Japan	135	1,383,975
Sumitomo Trust & Banking Co., Ltd	Japan	56,000	587,269
The Chiba Bank, Ltd	Japan	103,000	870,703
Unicredito Italian SpA	Italy	60,192	527,351

			35,322,194

Consumer Finance 0.3%
Orix Corp	Japan	3,390	981,349

Diversified Financial Services 3.7%
Compagnie Nationale a Portefeuille	Belgium	4,620	297,843
Groupe Bruxelles Lambert SA	Belgium	13,094	1,573,059
Guoco Group, Ltd	Bermuda	127,000	1,567,488
Hellenic Exchanges SA	Greece	22,664	416,862
IFIL Investments SpA	Italy	175,171	1,433,001
ING Groep NV	Netherlands	81,842	3,627,262
Pargesa Holdings SA	Switzerland	12,059	1,373,196
Sampo Oyj	Finland	14,300	382,646

			10,671,357

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 4.9%
Allianz AG	Germany	8,010	$ 1,635,626
Amlin plc	United Kingdom	96,563	615,014
Aviva plc	United Kingdom	17,283	278,194
AXA SA	France	36,801	1,489,245
Catlin Group, Ltd	United Kingdom	67,421	678,602
CNP Assurances	France	18,274	2,039,843
Irish Life & Permanent plc - Dublin Exchange	Ireland	7,691	212,091
Irish Life & Permanent plc - London Exchange	Ireland	80,215	2,222,632
Mitsui Sumitomo Insurance Co., Ltd	Japan	155,000	1,695,811
Old Mutual plc	United Kingdom	3,543	12,089
Prudential plc	United Kingdom	43,049	589,668
Sompo Japan Insurance, Inc	Japan	51,000	623,545
Swiss Reinsurance Co	Switzerland	16,916	1,437,770
TrygVesta AS	Denmark	5,587	426,602

			13,956,732

Real Estate Management & Development 4.2%
British Land Co. plc	United Kingdom	117,559	3,945,698
Chinese Estates (Holdings), Ltd	Bermuda	586,000	709,705
Hysan Development Co., Ltd	Hong Kong	310,000	811,064
IRSA Inversiones y Representaciones SA, GDR *	Argentina	43,487	735,365
IVG Immobilien AG	Germany	68,724	2,950,657
Mitsubishi Estate Co., Ltd	Japan	29,000	750,557
Patrizia Immobilien AG *	Germany	13,702	407,864
Shun Tak Holdings, Ltd	Hong Kong	482,000	737,434
Tokyo Tatemono Co., Ltd	Japan	84,000	935,961

			11,984,305

HEALTH CARE 3.8%
Health Care Equipment & Supplies 0.3%
Smith & Nephew plc	United Kingdom	71,848	749,893

Pharmaceuticals 3.5%
GlaxoSmithKline plc	United Kingdom	72,266	1,901,912
Novartis AG	Switzerland	42,000	2,420,625
Roche Holding AG	Switzerland	23,522	4,216,553
Teva Pharmaceutical Industries, Ltd., ADR	Israel	45,337	1,409,074

			9,948,164

INDUSTRIALS 8.9%
Aerospace & Defense 0.7%
BAE Systems plc	United Kingdom	148,244	1,235,916
Thales SA	France	14,911	743,295

			1,979,211

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Air Freight & Logistics 0.2%
Sinotrans, Ltd	China	1,166,000	$ 421,244

Building Products 1.0%
Assa Abloy AB, Class B	Sweden	37,800	822,063
Compagnie de Saint-Gobain SA	France	24,792	2,082,105

			2,904,168

Construction & Engineering 0.8%
Bilfinger Berger AG	Germany	17,072	1,250,623
Koninklijke Boskalis Westminster NV	Netherlands	5,555	549,716
Okumura Corp	Japan	110,000	544,431

			2,344,770

Electrical Equipment 2.4%
Alstom SA *	France	29,049	3,936,356
Carbone Lorraine SA	France	4,044	227,574
Mitsubishi Electric Corp	Japan	157,000	1,432,730
Schneider Electric SA	France	12,433	1,379,636

			6,976,296

Industrial Conglomerates 2.2%
Fraser & Neave, Ltd	Singapore	302,000	885,833
Keppel Corp., Ltd	Singapore	187,000	2,145,292
Siemens AG	Germany	25,545	2,532,618
Smiths Group plc	United Kingdom	37,075	719,832

			6,283,575

Machinery 1.2%
Fanuc, Ltd	Japan	6,100	600,748
Heidelberger Druckmaschinen AG	Germany	8,920	422,289
Ishikawajima-Harima Heavy Industries Co., Ltd	Japan	67,000	226,890
KCI Konecranes International Oyj	Finland	20,600	606,128
Komatsu, Ltd	Japan	34,000	689,971
THK Co., Ltd	Japan	39,100	1,008,672

			3,554,698

Transportation Infrastructure 0.4%
Macquarie Airports	Australia	216,698	615,470
Macquarie Infrastructure Group	Australia	152,971	417,576
Sydney Roads Group	Australia	1	1

			1,033,047

INFORMATION TECHNOLOGY 8.0%
Communications Equipment 0.9%
L.M. Ericsson Telephone Co., Ser. B	Sweden	630,000	2,542,510

Computers & Peripherals 0.2%
Ingenico SA	France	23,337	598,904

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments 0.1%
Barco NV	Belgium	2,657	$ 241,898

IT Services 0.1%
Altran Technologies SA *	France	39,812	362,982

Office Electronics 2.0%
Canon, Inc	Japan	56,500	3,180,959
Neopost	France	19,318	2,425,289

			5,606,248

Semiconductors & Semiconductor Equipment 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	Taiwan	105,770	1,156,066
Tokyo Electron, Ltd	Japan	5,300	417,747
United Microelectronics Corp	Taiwan	2,127,000	1,321,828

			2,895,641

Software 3.7%
Dassault Systemes SA	France	27,393	1,452,976
Nintendo Co., Ltd	Japan	19,800	5,141,128
SAP AG	Germany	54,548	2,897,646
Square Enix Co., Ltd	Japan	34,900	914,987

			10,406,737

MATERIALS 7.8%
Chemicals 3.1%
Akzo Nobel NV	Netherlands	20,872	1,272,602
BASF AG	Germany	10,589	1,031,806
Bayer AG	Germany	9,419	505,318
Hitachi Chemical Co., Ltd	Japan	22,900	631,167
Lonza Group AG	Switzerland	23,298	2,012,700
Sanyo Chemical Industries, Ltd	Japan	8,000	53,712
Sumitomo Chemical Co., Ltd	Japan	71,000	550,674
Tokuyama Corp	Japan	39,000	593,824
Toray Industries, Inc	Japan	216,000	1,619,024
Umicore SA	Belgium	3,324	565,775

			8,836,602

Construction Materials 1.0%
Cemex SA de CV, ADR	Mexico	30,337	1,027,818
CRH plc - London Exchange	Ireland	23,221	967,577
Imerys	France	9,318	828,658

			2,824,053

Containers & Packaging 0.3%
Rexam plc	United Kingdom	86,531	890,434

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining 3.4%
Anglo American plc	United Kingdom	8,444	$ 411,888
Barrick Gold Corp	Canada	21,348	655,384
BHP Billiton, Ltd	United Kingdom	176,455	3,229,017
Companhia Vale do Rio Doce, ADR	Brazil	31,808	945,970
Evraz Group SA, GDR	Luxembourg	15,874	407,803
Gold Fields, Ltd., ADR	South Africa	15,365	290,091
Goldcorp, Inc	Canada	9,456	268,929
Impala Platinum Holdings, Ltd	South Africa	11,231	295,015
Meridian Gold, Inc. *	Canada	20,712	575,586
Newcrest Mining, Ltd	Australia	29,381	610,797
Polyus Gold Mining Co., ADR *	Russia	2,710	133,603
Rio Tinto plc	United Kingdom	34,945	1,859,908

			9,683,991

TELECOMMUNICATION SERVICES 7.6%
Diversified Telecommunication Services 4.7%
BCE, Inc	Canada	21,700	584,976
Chunghwa Telecom Co., Ltd	Taiwan	995,460	1,851,308
France Telecom	France	37,974	1,049,695
Koninklijke KPN NV	Netherlands	66,247	941,401
KT Corp	South Korea	5,100	255,000
Nippon Telegraph & Telephone Corp	Japan	2	9,848
Telefonica SA	Spain	319,442	6,794,378
Telenor ASA	Norway	106,000	1,991,843

			13,478,449

Wireless Telecommunication Services 2.9%
Bouygues SA	France	20,061	1,287,210
China Unicom, Ltd	Hong Kong	2,072,000	3,036,854
Sistema JSFC, GDR	Russia	31,347	1,003,104
Vodafone Group plc	United Kingdom	1,010,778	2,800,718

			8,127,886

UTILITIES 2.6%
Electric Utilities 1.5%
British Energy Group plc *	United Kingdom	279,381	2,970,666
E.ON AG	Germany	5,331	723,304
Fortum Oyj	Finland	22,400	637,220

			4,331,190

Gas Utilities 0.4%
Tokyo Gas Co., Ltd	Japan	204,000	1,085,097

Multi-Utilities 0.7%
RWE AG	Germany	17,371	1,913,833

Total Common Stocks (cost $206,945,311)			267,587,972

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Country	Shares	Value

PREFERRED STOCKS 2.4%
CONSUMER DISCRETIONARY 0.2%
Automobiles 0.2%
Dr. Ing. h.c. F. Porsche AG	Germany	513	$ 652,551

FINANCIALS 0.4%
Diversified Financial Services 0.4%
Instituto Finanziario Industriale SpA	Italy	32,840	992,273

HEALTH CARE 1.1%
Health Care Equipment & Supplies 1.1%
Fresenius AG	Germany	13,960	2,998,881

INFORMATION TECHNOLOGY 0.5%
Semiconductors & Semiconductor Equipment 0.5%
Samsung Electronics Co., Ltd	South Korea	2,809	1,449,806

UTILITIES 0.2%
Electric Utilities 0.2%
Centrais Eletricas Brasileiras SA, Class B	Brazil	30,600,000	686,529

Total Preferred Stocks (cost $4,882,569)			6,780,040

SHORT-TERM INVESTMENTS 3.4%
MUTUAL FUND SHARES 3.4%
Evergreen Institutional U.S. Government Money Market Fund,
Class I, 5.01% q ø (cost $9,913,297)	United States	9,913,297	9,913,297

Total Investments (cost $221,741,177) 99.6%			284,281,309
Other Assets and Liabilities 0.4%			1,072,585

Net Assets 100.0%			$ 285,353,894

*	Non-income producing security
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
+	Security is deemed illiquid.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

December 31, 2006

The following table shows the percent of total long-term investments by geographic location as of December 31, 2006:
United Kingdom	19.5%
France	16.4%
Japan	14.8%
Germany	9.2%
Switzerland	7.6%
Netherlands	5.7%
Spain	3.8%
Italy	2.3%
Hong Kong	2.1%
Sweden	2.0%
Taiwan	1.9%
Ireland	1.8%
Singapore	1.4%
Brazil	1.4%
Norway	1.2%
Australia	1.1%
Belgium	1.0%
Bermuda	0.8%
South Korea	0.8%
Canada	0.8%
Mexico	0.8%
Argentina	0.6%
Finland	0.6%
Israel	0.5%
Russia	0.4%
Denmark	0.3%
Turkey	0.2%
South Africa	0.2%
India	0.2%
China	0.2%
Greece	0.2%
Luxembourg	0.1%
Hungary	0.1%

100.0%

The following table shows the percent of total long-term investments by sector as of December 31, 2006:
Financials	29.3%
Consumer Staples	12.2%
Consumer Discretionary	9.7%
Industrials	9.3%
Information Technology	8.8%
Materials	8.1%
Telecommunication Services	7.9%
Energy	6.8%
Health Care	5.0%
Utilities	2.9%

100.0%

See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

Assets
Investments in securities, at value (cost $211,827,880)	$ 274,368,012
Investments in affiliated money market fund, at value (cost $9,913,297)	9,913,297

Total investments	284,281,309
Foreign currency, at value (cost $651,521)	651,135
Receivable for securities sold	114,217
Receivable for Fund shares sold	238,878
Dividends receivable	343,617

Total assets	285,629,156

Liabilities
Payable for securities purchased	74,511
Payable for Fund shares redeemed	136,722
Advisory fee payable	15,358
Distribution Plan expenses payable	3,769
Due to other related parties	4,086
Accrued expenses and other liabilities	40,816

Total liabilities	275,262

Net assets	$ 285,353,894

Net assets represented by
Paid-in capital	$ 228,506,210
Overdistributed net investment income	(7,089)
Accumulated net realized losses on investments	(5,692,206)
Net unrealized gains on investments	62,546,979

Total net assets	$ 285,353,894

Net assets consists of
Class 1	$ 175,518,036
Class 2	109,835,858

Total net assets	$ 285,353,894

Shares outstanding (unlimited number of shares authorized)
Class 1	10,848,586
Class 2	6,814,799

Net asset value per share
Class 1	$ 16.18
Class 2	$ 16.12

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

Investment income
Dividends (net of foreign withholding taxes of $567,610)	$ 7,673,974
Income from affiliate	270,197

Total investment income	7,944,171

Expenses
Advisory fee	981,718
Distribution Plan expenses	234,814
Administrative services fee	246,578
Transfer agent fees	573
Trustees’ fees and expenses	3,618
Printing and postage expenses	47,862
Custodian and accounting fees	365,044
Professional fees	24,317
Interest expense	1,390
Other	5,200

Total expenses	1,911,114
Less: Expense reductions	(4,854)

Net expenses	1,906,260

Net investment income	6,037,911

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	19,315,192
Foreign currency related transactions	(425,636)

Net realized gains on investments	18,889,556
Net change in unrealized gains or losses on investments	25,370,029

Net realized and unrealized gains or losses on investments	44,259,585

Net increase in net assets resulting from operations	$ 50,297,496

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006		2005

Operations
Net investment income	$ 6,037,911		$ 2,399,153
Net realized gains on investments		18,889,556		11,624,756
Net change in unrealized gains or losses
on investments		25,370,029		12,547,737

Net increase in net assets resulting from
operations		50,297,496		26,571,646

Distributions to shareholders from
Net investment income
Class 1		(5,913,245)		(3,032,455)
Class 2		(3,441,302)		(1,338,050)
Net realized gains
Class 1		(8,031,031)		0
Class 2		(5,152,031)		0

Total distributions to shareholders		(22,537,609)		(4,370,505)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	3,530,571	55,024,964	3,751,483	49,261,968
Class 2	1,715,986	26,307,831	2,989,307	38,938,034

		81,332,795		88,200,002

Net asset value of shares issued in
reinvestment of distributions
Class 1	868,550	13,944,276	216,342	3,032,455
Class 2	537,341	8,593,333	95,442	1,338,050

		22,537,609		4,370,505

Payment for shares redeemed
Class 1	(3,372,226)	(51,435,517)	(1,802,353)	(23,528,327)
Class 2	(475,582)	(7,254,048)	(69,673)	(895,050)

		(58,689,565)		(24,423,377)

Net increase in net assets resulting from
capital share transactions		45,180,839		68,147,130

Total increase in net assets		72,940,726		90,348,271
Net assets
Beginning of period		212,413,168		122,064,897

End of period	$ 285,353,894		$ 212,413,168

Undistributed (overdistributed) net
investment income	$ (7,089)		$ 1,805,134

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA International Equity Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

21

NOTES TO FINANCIAL STATEMENTS continued

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, passive foreign investment companies and dividend redesignations. During the year ended December 31, 2006, the following amounts were reclassified:

Overdistributed net investment income	$ 1,504,413
Accumulated net realized losses on investments	(1,504,413)

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.36% as the aggregate average daily net assets of the Fund and its retail counterpart increase.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the

22

NOTES TO FINANCIAL STATEMENTS continued

aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $197,278,693 and $178,673,827, respectively, for the year ended December 31, 2006.

On December 31, 2006, the aggregate cost of securities for federal income tax purposes was $224,289,499. The gross unrealized appreciation and depreciation on securities based on tax cost was $61,125,241 and $1,133,431, respectively, with a net unrealized appreciation of $59,991,810.

As of December 31, 2006, the Fund had $5,186,119 in capital loss carryovers for federal income tax purposes with $1,598,134 expiring in 2009 and $3,587,985 expiring in 2010.

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended December 31, 2006 in accordance with income tax regulations.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2006, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed
Undistributed	Long-term	Unrealized	Capital Loss
Ordinary Income	Capital Gain	Appreciation	Carryovers

$40,429	$1,994,717	$59,998,657	$5,186,119

23

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2006	2005

Ordinary Income	$ 9,354,547	$ 4,370,505
Long-term Capital Gain	13,183,062	0

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09%.

During the year ended December 31, 2006, the Fund had average borrowings outstanding of $25,599 at an average rate of 5.43% and paid interest of $1,390.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

24

NOTES TO FINANCIAL STATEMENTS continued

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant

25

NOTES TO FINANCIAL STATEMENTS continued

to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA International Equity Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2006 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA International Equity Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 12, 2007

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $13,183,062 for the fiscal year ended December 31, 2006.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA International Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received

28

ADDITIONAL INFORMATION (unaudited) continued

directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were generally lower than those charged to the funds. EIMC explained that compliance, reporting, and

29

ADDITIONAL INFORMATION (unaudited) continued

other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC and noted that the funds’ transfer agent had received Dalbar’s Mutual Fund Service Award for services provided to shareholders and Dalbar’s Financial Intermediary Service Quality Evaluation Award for services to broker-dealer representatives on a post-sale support basis. They reviewed information presented to them showing generally that the transfer agency fees charged to the funds were generally consistent with industry norms, and that transfer agency fees for a number of the funds had recently declined, or were expected to in the near future.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but considered that the enhancement process is an on-going one and that they would continue to

30

ADDITIONAL INFORMATION (unaudited) continued

monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

The Trustees noted that the Fund’s performance had declined recently relative to its peers, but that the Fund’s longer-term performance was favorable. EIMC identified factors contributing to the Fund’s short-term underperformance and expressed confidence in the Fund’s approach and portfolio management team.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Funds Family (consisting
of 51 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications)
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

James Angelos[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services,
DOB: 9/2/1947	Inc.
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 92 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $273 billion in assets as of December 31, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

DALBAR MUTUAL FUND SERVICE AWARD 2006

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

560861 rv4 2/2007

Evergreen Investments™
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

560861 rv4 2/2007

Evergreen VA Omega Fund

Evergreen

VA OMEGA FUND

Annual Report
as of December 31, 2006

Evergreen Investments
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
12	STATEMENT OF ASSETS AND LIABILITIES
13	STATEMENT OF OPERATIONS
14	STATEMENTS OF CHANGES IN NET ASSETS
15	NOTES TO FINANCIAL STATEMENTS
21	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
22	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the annual report for the Evergreen VA Omega Fund covering the twelve-month period ended December 31, 2006.

The domestic equity and fixed income markets each delivered positive performance during 2006, despite considerable volatility over the first half of the year brought on by fears of the potential effects of rising interest rates and rapidly climbing energy prices. Those concerns subsided in the final six months of the year as oil prices began receding and the U.S. Federal Reserve Board (the “Fed”) paused in its cycle of credit tightening and held short-term interest rates steady, which led to significantly improved performance.

Throughout the year, the economic expansion persisted, although evidence grew that the rate of expansion was decelerating in the final six months. By the third quarter, the rate of growth of Gross Domestic Product had moderated to 2.0% — significantly below the 5.0% pace of the first quarter. Signs of slowing growth were most evident in the housing and automotive industries, while other parts of the economy appeared to hold up well. Personal consumption continued to rise as business investment expanded. These factors, combined with lower energy prices, appeared to boost consumer confidence and reduce fears of heightened inflationary pressures. However, in its pronouncements, the Fed continued to express its concern for the potential risks of inflation. Fed governors gave little indication that any reduction in short-term rates might be imminent.

As confidence grew in the stamina of the economic expansion and the

1

LETTER TO SHAREHOLDERS continued

sustainability of corporate profit trends, domestic small-, mid- and large-cap stocks rallied in tandem, while value stocks generally retained a performance edge over growth stocks. In most foreign stock markets, returns were even higher than in the U.S. market, reflecting the more direct impact of robust growth throughout the world. In the domestic fixed income market, high-yield corporate bonds outperformed the investment-grade market, where investors focused on a flat-to-inverted yield curve which resulted in few opportunities to gain performance by extending duration. Against this backdrop, managers of Evergreen’s variable annuity funds implemented strategies for each of the funds, consistent with the asset class in which each fund invested.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

2

Notice to Shareholders:

• The Fund’s prospectus has been amended to make the following change to the Fund’s short-term trading policy effective April 2, 2007:

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of the Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

• Money market funds;

• Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

• Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

• Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

• Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans:

• Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

• Purchases below $5,000 (including purchases that are a part of an exchange transaction).

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have immediate access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediary is applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

3

FUND AT A GLANCE

as of December 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Aziz Hamzaogullari, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/6/1997
	Class 1	Class 2
Class inception date	3/6/1997	7/31/2002

Average annual return

1-year	6.02%	5.70%

5-year	4.29%	4.04%

Since portfolio inception	6.39%	6.27%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA Omega Fund Class 1 shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 6.02% for the twelve-month period ended December 31, 2006. During the same period, the Russell 1000 Growth returned 9.07%.

The fund seeks long-term capital growth.

The fund generated moderate returns for 2006, although trailing its benchmark. The U.S. equity markets provided investors with solid returns for the year, but the returns for large-cap growth investors trailed those of both small cap and value investors. In the first half of the year, investment themes from 2005 continued to do fairly well. Sectors such as energy, telecommunications services, utilities, materials and industrials have all been closely tied to economic growth both in the U.S. and abroad and tended to do well during the first six months of the year. Despite a third quarter pause in momentum, as it appeared economic growth had begun to wane, these same areas proved beneficial to investors again in the fourth quarter. Laggards for the year on a sector basis included health care and technology, large areas of representation in the Russell 1000 Growth. Midway through the year, the management style of the fund changed to an emphasis on bottom-up stock selection. As this process unfolded, we reduced investments in the energy, materials and industrials sectors, and positioned the fund with an emphasis on large-cap stocks. Our stock selection process resulted in overweight positions in the information technology and health care sectors, while selectively emphasizing consumer companies.

The investment philosophy guiding the fund’s management centers on fundamental, bottom-up, disciplined long-term investing. Stock selection is based on our independent analysis of the long-term structural attractiveness of a business. Our ultimate goal is to invest in structurally sound businesses with sustainable competitive advantages and an ability to grow profitably on a secular basis. We seek to determine the intrinsic value of a company’s business by analyzing a company’s cash flow. We believe successful investing requires the identification of a small number of companies capable of sustaining above-average growth in their long-term cash flows. Since we are long-term investors, we anticipate that portfolio turnover should be somewhat lower than found in a typical growth fund. Our sector weighting decisions are by-products of our bottom-up company fundamental analysis as we refrain from forecasting macro variables such as interest rates, employment growth and inflation.

The biggest areas of positive contribution in the portfolio came from a large sector allocation in energy in the first half of the year and stock selection in energy, technology, industrials and materials. Several energy holdings in the services and equipment area, including Weatherford International, Ltd. and Diamond Offshore Drilling, Inc., benefited from the major oil companies’ spending plans. As commodity prices declined into late spring, we took advantage of a strong market to cut our allocation in the energy sector dramatically. In materials and industrials, we took the same approach in a late spring review and sold our positions in Martin Marietta Materials, Inc., Cooper Industries, Inc. and BHP Billiton, Ltd. after they recorded strong gains. The fund’s technology holdings, on the whole, were solid contributors throughout the year. Strong performers included Cisco Systems, Inc., Lexmark International, Inc., MEMC Electronic Materials, Inc., Oracle Corp., Microsoft Corp. and Cognizant Technology Solutions Corp. An initial underweight position in Intel Corp. throughout much of the year followed by an overweight later in the year aided performance as well.

Despite good performances from consumer discretionary stocks Best Buy Co., Inc. and Lamar Advertising Co., and health care position Zimmer Holdings, Inc., stock selection in the consumer discretionary and health care sectors proved to be the biggest detractor from performance over the year. In consumer discretionary, two major disappointments were Apollo Group, Inc. and Chico’s FAS, Inc. Chico’s, a long-term holding in the specialty retail segment, acquired smaller retailers and diversified out of its historical market causing disruptions in revenue growth, margins and earnings. Apollo Group, a leader in post-secondary adult education, announced it, too, was under severe margin pressure due to slowing enrollment growth and increased competition. Its shares declined dramatically in the fourth quarter.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of December 31, 2006, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2006	12/31/2006	Period*

Actual
Class 1	$ 1,000.00	$ 1,102.85	$ 3.71
Class 2	$ 1,000.00	$ 1,101.25	$ 5.03
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,021.68	$ 3.57
Class 2	$ 1,000.00	$ 1,020.42	$ 4.84

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.70% for Class 1 and 0.95% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1[1]	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 16.79	$ 16.20	$15.11	$ 10.79	$ 14.46

Income from investment operations
Net investment income (loss)	0.05	(0.01)	0.03	(0.02)	(0.01)[2]
Net realized and unrealized gains or losses on investments	0.96	0.63	1.06	4.34	(3.66)

Total from investment operations	1.01	0.62	1.09	4.32	(3.67)

Distributions to shareholders from net investment income	0	(0.03)	0	0	0

Net asset value, end of period	$ 17.80	$ 16.79	$16.20	$ 15.11	$ 10.79

Total return[3]	6.02%	3.85%	7.21%	40.04%	(25.38%)

Ratios and supplemental data
Net assets, end of period (thousands)	$78,068	$94,372	$119,438	$108,348	$75,169
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.70%	0.71%	0.68%	0.72%	0.70%
Expenses excluding waivers/reimbursements and expense reductions	0.70%	0.71%	0.68%	0.72%	0.70%
Net investment income (loss)	0.26%	(0.09%)	0.18%	(0.20%)	(0.06%)
Portfolio turnover rate	126%	124%	169%	180%	184%

1 Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$ 16.67	$ 16.10	$15.05	$10.78	$11.13

Income from investment operations
Net investment income (loss)	0.01	(0.04)	0.01	(0.03)	(0.01)[2]
Net realized and unrealized gains or losses on investments	0.94	0.61	1.04	4.30	(0.34)

Total from investment operations	0.95	0.57	1.05	4.27	(0.35)

Distributions to shareholders from net investment income	0	0[3]	0	0	0

Net asset value, end of period	$ 17.62	$ 16.67	$16.10	$15.05	$10.78

Total return[4]	5.70%	3.57%	6.98%	39.61%	(3.14%)

Ratios and supplemental data
Net assets, end of period (thousands)	$37,036	$30,108	$19,662	$7,609	$ 822
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.95%	0.96%	0.93%	0.99%	0.96%[5]
Expenses excluding waivers/reimbursements and expense reductions	0.95%	0.96%	0.93%	0.99%	0.96%[5]
Net investment income (loss)	0.02%	(0.32%)	0.04%	(0.46%)	(0.27%)[5]
Portfolio turnover rate	126%	124%	169%	180%	184%

1 For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Amount represents less than $0.005 per share.

4 Total return does not reflect charges attributable to your insurance company’s separate account.

5 Annualized

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value

COMMON STOCKS 99.7%
CONSUMER DISCRETIONARY 17.4%
Diversified Consumer Services 3.8%
Apollo Group, Inc., Class A *	111,900	$4,360,743

Hotels, Restaurants & Leisure 3.9%
Carnival Corp.	28,570	1,401,359
OSI Restaurant Partners, Inc.	77,997	3,057,482

		4,458,841

Internet & Catalog Retail 4.5%
Amazon.com, Inc. *	131,531	5,190,213

Media 2.9%
Omnicom Group, Inc.	32,063	3,351,866

Multi-line Retail 0.9%
Target Corp.	17,962	1,024,732

Specialty Retail 1.4%
Best Buy Co., Inc.	33,785	1,661,884

CONSUMER STAPLES 8.2%
Beverages 2.8%
Coca-Cola Co.	67,393	3,251,712

Food & Staples Retailing 3.0%
Wal-Mart Stores, Inc.	74,736	3,451,309

Household Products 2.4%
Procter & Gamble Co.	43,392	2,788,804

ENERGY 2.1%
Oil, Gas & Consumable Fuels 2.1%
Chevron Corp.	16,300	1,198,539
ConocoPhillips	16,346	1,176,095

		2,374,634

FINANCIALS 7.3%
Capital Markets 1.6%
Legg Mason, Inc.	18,800	1,786,940

Diversified Financial Services 2.9%
Citigroup, Inc.	60,395	3,364,001

Insurance 2.8%
Marsh & McLennan Cos.	104,433	3,201,916

HEALTH CARE 20.7%
Biotechnology 7.1%
Amgen, Inc. *	60,913	4,160,967
Biogen Idec, Inc. *	80,722	3,970,715

		8,131,682

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies 8.8%
Medtronic, Inc.	60,699	$3,248,004
St. Jude Medical, Inc. *	90,460	3,307,218
Zimmer Holdings, Inc. *	45,632	3,576,636

		10,131,858

Pharmaceuticals 4.8%
Abbott Laboratories	6,080	296,157
Bristol-Myers Co.	139,601	3,674,298
Johnson & Johnson	4,447	293,591
Pfizer, Inc.	50,630	1,311,317

		5,575,363

INDUSTRIALS 5.8%
Industrial Conglomerates 4.0%
Tyco International, Ltd.	151,971	4,619,918

Machinery 1.8%
Pall Corp.	59,676	2,061,806

INFORMATION TECHNOLOGY 38.2%
Communications Equipment 6.2%
Cisco Systems, Inc. *	142,903	3,905,539
QUALCOMM, Inc.	87,087	3,291,018

		7,196,557

Computers & Peripherals 6.6%
Dell, Inc. *	144,884	3,635,140
Lexmark International, Inc., Class A *	54,800	4,011,360

		7,646,500

Internet Software & Services 6.8%
eBay, Inc. *	135,115	4,062,908
Google, Inc., Class A *	8,086	3,723,441

		7,786,349

IT Services 3.1%
Affiliated Computer Services, Inc., Class A *	47,145	2,302,562
Automatic Data Processing, Inc.	25,787	1,270,009

		3,572,571

Semiconductors & Semiconductor Equipment 7.7%
Altera Corp. *	224,438	4,416,940
Intel Corp.	130,840	2,649,510
KLA-Tencor Corp.	14,525	722,619
Texas Instruments, Inc.	37,305	1,074,384

		8,863,453

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 7.8%
Microsoft Corp.	149,439	$4,462,248
Oracle Corp. *	260,664	4,467,781

		8,930,029

Total Common Stocks (cost $103,190,580)		114,783,681

SHORT-TERM INVESTMENTS 0.4%
MUTUAL FUND SHARES 0.4%
Evergreen Institutional U.S. Government Money Market Fund,
Class I, 5.01% q ø (cost $414,513)	414,513	414,513

Total Investments (cost $103,605,093) 100.1%		115,198,194
Other Assets and Liabilities (0.1%)		(94,071)

Net Assets 100.0%		$115,104,123

*    Non-income producing security

q    Rate shown is the 7-day annualized yield at period end.

ø    Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of December 31, 2006:

Information Technology	38.2%
Health Care	20.8%
Consumer Discretionary	17.5%
Consumer Staples	8.3%
Financials	7.3%
Industrials	5.8%
Energy	2.1%

100.0%

See Notes to Financial Statements

11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

Assets
Investments in securities, at value (cost $103,190,580)	$114,783,681
Investments in affiliated money market fund, at value (cost $414,513)	414,513

Total investments	115,198,194
Receivable for Fund shares sold	188
Dividends receivable	62,386

Total assets	115,260,768

Liabilities
Payable for Fund shares redeemed	125,430
Advisory fee payable	8,199
Distribution Plan expenses payable	1,275
Due to other related parties	1,775
Accrued expenses and other liabilities	19,966

Total liabilities	156,645

Net assets	$115,104,123

Net assets represented by
Paid-in capital	$128,922,969
Undistributed net investment income	226,417
Accumulated net realized losses on investments	(25,638,364)
Net unrealized gains on investments	11,593,101

Total net assets	$115,104,123

Net assets consists of
Class 1	$78,068,020
Class 2	37,036,103

Total net assets	$115,104,123

Shares outstanding (unlimited number of shares authorized)
Class 1	4,386,864
Class 2	2,101,882

Net asset value per share
Class 1	$17.80
Class 2	$17.62

See Notes to Financial Statements

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

Investment income
Dividends (net of foreign withholding taxes of $7,560)	$1,027,565
Income from affiliate	111,498
Securities lending	1,790

Total investment income	1,140,853

Expenses
Advisory fee	614,428
Distribution Plan expenses	86,881
Administrative services fee	117,784
Transfer agent fees	515
Trustees’ fees and expenses	4,281
Printing and postage expenses	36,789
Custodian and accounting fees	32,984
Professional fees	20,462
Other	1,952

Total expenses	916,076
Less: Expense reductions	(2,151)

Net expenses	913,925

Net investment income	226,928

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	13,918,689
Foreign currency related transactions	1,128

Net realized gains on investments	13,919,817
Net change in unrealized gains or losses on investments	(7,659,912)

Net realized and unrealized gains or losses on investments	6,259,905

Net increase in net assets resulting from operations	$6,486,833

See Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006		2005

Operations
Net investment income (loss)		$226,928		$(163,315)
Net realized gains on investments		13,919,817		8,365,714
Net change in unrealized gains or losses
on investments		(7,659,912)		(4,165,545)

Net increase in net assets resulting
from operations		6,486,833		4,036,854

Distributions to shareholders from
Net investment income
Class 1		0		(213,838)
Class 2		0		(5,633)

Total distributions to shareholders		0		(219,471)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	342,291	5,790,877	296,988	4,727,929
Class 2	437,637	7,415,379	670,718	10,615,116

		13,206,256		15,343,045

Net asset value of shares issued in
reinvestment of distributions
Class 1	0	0	13,734	213,838
Class 2	0	0	364	5,633

		0		219,471

Payment for shares redeemed
Class 1	(1,574,954)	(26,648,596)	(2,061,652)	(32,624,550)
Class 2	(141,907)	(2,420,522)	(86,324)	(1,375,097)

		(29,069,118)		(33,999,647)

Net decrease in net assets resulting from
capital share transactions		(15,862,862)		(18,437,131)

Total decrease in net assets		(9,376,029)		(14,619,748)
Net assets
Beginning of period		124,480,152		139,099,900

End of period	$ 115,104,123		$ 124,480,152

Undistributed (overdistributed)
net investment income (loss)		$226,417		$(1,464)

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Omega Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

15

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended December 31, 2006, the following amounts were reclassified:

Paid-in capital	$175
Undistributed net investment income	953
Accumulated net realized losses on investments	(1,128)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid

16

NOTES TO FINANCIAL STATEMENTS continued

an annual fee starting at 0.52% and declining to 0.41% as the aggregate average daily net assets of the Fund and its retail counterpart increase. Prior to October 2, 2006, the fund paid EIMC a fee at an annual rate starting at 0.52% and declining to 0.41% as the aggregate average daily net assets of the Fund increase.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2006, the Fund paid brokerage commissions of $25,920 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $146,852,530 and $156,488,180, respectively, for the year ended December 31, 2006.

On December 31, 2006, the aggregate cost of securities for federal income tax purposes was $103,704,123. The gross unrealized appreciation and depreciation on securities based on tax cost was $12,655,331 and $1,161,260, respectively, with a net unrealized appreciation of $11,494,071.

As of December 31, 2006, the Fund had $25,539,334 in capital loss carryovers for federal income tax purposes with $9,415,219 expiring in 2009 and $16,124,115 expiring in 2010.

17

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2006, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryovers

$226,417	$11,494,071	$25,539,334

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09%. During the year ended December 31, 2006, the Fund had no borrowings.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

18

NOTES TO FINANCIAL STATEMENTS continued

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia

19

NOTES TO FINANCIAL STATEMENTS continued

Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Omega Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Omega Fund, as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 12, 2007

21

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA Omega Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

22

ADDITIONAL INFORMATION (unaudited) continued

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were generally lower than those charged to the funds. EIMC explained that compliance, reporting, and

23

ADDITIONAL INFORMATION (unaudited) continued

other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC and noted that the funds’ transfer agent had received Dalbar’s Mutual Fund Service Award for services provided to shareholders and Dalbar’s Financial Intermediary Service Quality Evaluation Award for services to broker-dealer representatives on a post-sale support basis. They reviewed information presented to them showing generally that the transfer agency fees charged to the funds were generally consistent with industry norms, and that transfer agency fees for a number of the funds had recently declined, or were expected to in the near future.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were

24

ADDITIONAL INFORMATION (unaudited) continued

appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but considered that the enhancement process is an on-going one and that they would continue to monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

The Trustees noted that the Fund’s portfolio management team had changed significantly during the prior year and that the Fund’s new portfolio management team relies on a somewhat different process from that of the predecessor management team. The Trustees noted that it will take some time to determine whether this new approach will deliver improved returns, although EIMC represented that returns had improved recently.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that for purposes of calculating the Fund’s advisory fee, EIMC has agreed to aggregate the Fund’s assets with those of its retail counterpart, so that the Fund may receive greater benefit from its advisory fee breakpoint schedule. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They

25

ADDITIONAL INFORMATION (unaudited) continued

considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

26

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27

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Funds Family (consisting
of 51 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

28

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

James Angelos[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services,
DOB: 9/2/1947	Inc.
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 92 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

560863 rv4 2/2007

Evergreen VA Special Values Fund

Evergreen

VA SPECIAL VALUES FUND

Annual Report
as of December 31, 2006

Evergreen Investments™
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
25	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
26	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2007

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the annual report for the Evergreen VA Special Values Fund covering the twelvemonth period ended December 31, 2006.

The domestic equity and fixed income markets each delivered positive performance during 2006, despite considerable volatility over the first half of the year brought on by fears of the potential effects of rising interest rates and rapidly climbing energy prices. Those concerns subsided in the final six months of the year as oil prices began receding and the U.S. Federal Reserve Board (the “Fed”) paused in its cycle of credit tightening and held short-term interest rates steady, which led to significantly improved performance.

Throughout the year, the economic expansion persisted, although evidence grew that the rate of expansion was decelerating in the final six months. By the third quarter, the rate of growth of Gross Domestic Product had moderated to 2.0% — significantly below the 5.0% pace of the first quarter. Signs of slowing growth were most evident in the housing and automotive industries, while other parts of the economy appeared to hold up well. Personal consumption continued to rise as business investment expanded. These factors, combined with lower energy prices, appeared to boost consumer confidence and reduce fears of heightened inflationary pressures. However, in its pronouncements, the Fed continued to express its concern for the potential risks of inflation. Fed governors gave little indication that any reduction in short-term rates might be imminent.

As confidence grew in the stamina of the economic expansion and the sustainability of corporate profit

1

LETTER TO SHAREHOLDERS continued

trends, domestic small-, mid- and large-cap stocks rallied in tandem, while value stocks generally retained a performance edge over growth stocks. In most foreign stock markets, returns were even higher than in the U.S. market, reflecting the more direct impact of robust growth throughout the world. In the domestic fixed income market, high-yield corporate bonds outperformed the investment-grade market, where investors focused on a flat-to-inverted yield curve which resulted in few opportunities to gain performance by extending duration. Against this backdrop, managers of Evergreen’s variable annuity funds implemented strategies for each of the funds, consistent with the asset class in which each fund invested.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

2

Notice to Shareholders:

• The Fund’s prospectus has been amended to make the following change to the Fund’s short-term trading policy effective April 2, 2007:

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of the Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans:
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have immediate access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediary is applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

3

FUND AT A GLANCE

as of December 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• James M. Tringas, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 5/1/1998

	Class 1	Class 2
Class inception date	5/1/1998	7/31/2002

Average annual return

1-year	21.55%	21.19%

5-year	12.90%	12.66%

Since portfolio inception	12.83%	12.69%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA Special Values Fund Class 1 shares versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 21.55% for the twelve-month period ended December 31, 2006. During the same period, the Russell 2000 Value returned 23.48% .

The fund seeks capital growth in the value of its shares.

During a year in which small-cap value stocks represented one of the strongest areas in the domestic equity market, the fund delivered solid results, despite trailing its benchmark. Throughout the year, we maintained our long-term discipline, focusing on quality companies with strong balance sheets. We believe these companies were well positioned for the environment of 2006, which was highlighted by a persistently expanding economy and historically low interest rates. We paid close attention to stock valuations and tried to take advantage of opportunities, as they presented themselves, to invest in high quality companies that might be trading temporarily at discounts to their intrinsic values. Our primary focus was on individual company research, and sector weightings within the fund tended to result from our individual stock selection process. Although small-cap value stocks have benefited from a cyclical recovery that has lasted seven years, we believed valuations remained reasonable throughout the year.

Our selections in materials, where we were substantially overweighted, and in consumer staples gave support to performance. Among our materials holdings, H.B. Fuller Co. was a notable contributor. This producer of adhesives, sealants and coatings was a major holding at the start of the year. Its stock appreciated substantially as it successfully completed an acquisition and was able to maintain its pricing power. We eventually took profits and sold our position. We also took gains and exited our position in another successful materials sector investment, Rock-Tenn Co., a container and packaging company. It successfully completed the integration of operations of a company it acquired in 2005, reduced its debt, strengthened its balance sheet and reduced overall costs. It accomplished all this while enjoying strong demand from its end-market customers. In consumer staples, the fund benefited from its position in Delta & Pine Land Co., a producer of genetically modified cotton seed, which was acquired by Monsanto Co. at a premium to its stock price. TreeHouse Foods, Inc., which produces a variety of packaged food products, was another notably successful investment as it recovered from problems that had driven down its stock valuation in 2006.

Heavy merger-and-acquisition activity resulted in fund gains as several holdings were acquired at premium prices. Fund investments purchased during the year included: Ryan’s Restaurant Group, Inc.; Lone Star Steakhouse & Saloon, Inc.; the California-based Mid-State Bancshares; John H. Harland Co., a specialist in printing of checks and other forms for financial institutions; and Commonwealth Telephone Enterprises, Inc.

We did have some disappointments, however. One notable holding that detracted from results was Valassis Communications, Inc., a printer specializing in coupon booklets, newspaper inserts and other products for consumer companies. Under the pressure of competition from media giant, News Corp., Valassis made a poor acquisition in our opinion which resulted in a weakened balance sheet and had a decline in stock price. We sold our position in Valassis. However, we maintained our investments in two other poor-performing holdings in which we retained confidence. One was Stone Energy Corp., an exploration and production company. After it agreed to be acquired by another company, its share price appreciated. However the acquisition deal fell through when the other company was itself acquired, leading to a significant drop in Stone Energy’s share price. The other was Briggs & Stratton Corp., the well-known manufacturer of small engines. The company’s inventory of generators and lawnmower engines increased while demand for generators declined due to a relatively mild hurricane season in 2006. At the same time, many of Briggs & Stratton’s lawnmower customers reduced their inventories or began acquiring engines from other sources. However, we still believed Briggs & Stratton to be a high-quality company with a very strong franchise.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of December 31, 2006, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

The example illustrates your fund’s costs in two ways:

  Actual expenses
  The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
  Hypothetical example for comparison purposes
  The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2006	12/31/2006	Period*

Actual
Class 1	$ 1,000.00	$ 1,115.67	$ 5.07
Class 2	$ 1,000.00	$ 1,113.44	$ 6.39
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,020.42	$ 4.84
Class 2	$ 1,000.00	$ 1,019.16	$ 6.11

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.95% for Class 1 and 1.20% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1[1]	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 16.13	$ 16.31	$ 13.78	$ 10.65	$ 12.60

Income from investment operations
Net investment income (loss)	0.13	0.16	0.16	0.01	0.02[2]
Net realized and unrealized gains or losses on investments	3.33	1.59	2.64	3.13	(1.58)

Total from investment operations	3.46	1.75	2.80	3.14	(1.56)

Distributions to shareholders from
Net investment income	(0.13)	(0.16)	(0.15)	(0.01)	(0.02)
Net realized gains	(2.13)	(1.77)	(0.12)	0	(0.37)

Total distributions to shareholders	(2.26)	(1.93)	(0.27)	(0.01)	(0.39)

Net asset value, end of period	$ 17.33	$ 16.13	$ 16.31	$ 13.78	$ 10.65

Total return[3]	21.55%	10.76%	20.37%	29.52%	(12.60%)

Ratios and supplemental data
Net assets, end of period (thousands)	$111,236	$83,784	$65,151	$46,621	$32,300
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.95%	0.98%	1.00%	1.00%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.95%	0.98%	1.05%	1.14%	1.13%
Net investment income (loss)	0.86%	1.13%	1.20%	0.14%	0.18%
Portfolio turnover rate	55%	44%	34%	98%	61%

1 Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$ 16.09	$ 16.28	$ 13.76	$10.65	$11.39

Income from investment operations
Net investment income (loss)	0.10	0.14	0.13	0	0.02[2]
Net realized and unrealized gains or losses on investments	3.29	1.56	2.63	3.11	(0.49)

Total from investment operations	3.39	1.70	2.76	3.11	(0.47)

Distributions to shareholders from
Net investment income	(0.08)	(0.12)	(0.12)	0	(0.01)
Net realized gains	(2.13)	(1.77)	(0.12)	0	(0.26)

Total distributions to shareholders	(2.21)	(1.89)	(0.24)	0	(0.27)

Net asset value, end of period	$ 17.27	$ 16.09	$ 16.28	$13.76	$10.65

Total return[3]	21.19%	10.48%	20.10%	29.20%	(4.11%)

Ratios and supplemental data
Net assets, end of period (thousands)	$22,375	$19,633	$17,162	$7,479	$1,055
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.20%	1.23%	1.25%	1.26%	1.28%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.20%	1.23%	1.30%	1.40%	1.55%[4]
Net investment income (loss)	0.60%	0.88%	0.98%	(0.11%)	0.46%[4]
Portfolio turnover rate	55%	44%	34%	98%	61%

1 For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

4 Annualized

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value

COMMON STOCKS 92.6%
CONSUMER DISCRETIONARY 16.8%
Auto Components 1.2%
Modine Manufacturing Co	31,400	$ 785,942
Superior Industries International, Inc. (p)	39,306	757,427

		1,543,369

Hotels, Restaurants & Leisure 4.4%
Cheesecake Factory, Inc. *	12,000	295,200
IHOP Corp	14,236	750,237
Rare Hospitality International, Inc. *	41,104	1,353,555
Triarc Companies, Inc., Class A	33,700	732,638
Triarc Companies, Inc., Class B	140,673	2,813,460

		5,945,090

Household Durables 3.7%
BLYTH, Inc	21,889	454,197
Cavco Industries, Inc. *	16,285	570,626
Champion Enterprises, Inc	56,100	525,096
Dixie Group, Inc. * +	28,100	355,184
Ethan Allen Interiors, Inc	17,100	617,481
Furniture Brands International, Inc. (p)	49,100	796,893
La-Z-Boy, Inc. (p)	45,300	537,711
Tupperware Brands Corp	45,630	1,031,694

		4,888,882

Leisure Equipment & Products 0.5%
Polaris Industries, Inc. (p)	15,200	711,816

Media 1.3%
Journal Communications, Inc., Class A	80,700	1,017,627
Media General, Inc., Class A	18,593	691,102

		1,708,729

Specialty Retail 2.9%
Deb Shops, Inc. +	15,000	396,000
Foot Locker, Inc	74,200	1,627,206
Genesco, Inc	7,000	261,100
Pier 1 Imports, Inc	42,700	254,065
Zale Corp. *	48,463	1,367,141

		3,905,512

Textiles, Apparel & Luxury Goods 2.8%
Cutter & Buck, Inc. +	11,150	120,086
Kellwood Co	49,896	1,622,618
Kenneth Cole Productions, Inc., Class A	27,600	662,124
Stride Rite Corp. +	65,015	980,426
Xerium Technologies, Inc	39,500	386,705

		3,771,959

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 3.6%
Food & Staples Retailing 1.9%
Casey’s General Stores, Inc	85,720	$ 2,018,706
Topps Co	64,580	574,762

		2,593,468

Food Products 1.7%
American Italian Pasta Co., Class A	15,800	140,620
Tootsie Roll Industries, Inc	41,892	1,369,868
TreeHouse Foods, Inc. *	24,100	751,920

		2,262,408

ENERGY 6.8%
Energy Equipment & Services 2.3%
Atwood Oceanics, Inc	39,220	1,920,603
Carbo Ceramics, Inc	29,412	1,099,127

		3,019,730

Oil, Gas & Consumable Fuels 4.5%
Forest Oil Corp	33,022	1,079,159
Mariner Energy, Inc. *	84,941	1,664,843
Stone Energy Corp. *	20,800	735,280
Venoco, Inc	18,400	323,104
Whiting Petroleum Corp. *	48,740	2,271,284

		6,073,670

FINANCIALS 20.2%
Capital Markets 1.1%
ACA Capital Holdings, Inc	33,500	517,910
Knight Capital Group, Inc., Class A	45,500	872,235
Westwood Holdings Group, Inc. +	3,900	89,817

		1,479,962

Commercial Banks 5.7%
Amcore Financial, Inc. +	56,400	1,842,588
BancorpSouth, Inc	70,800	1,898,856
Citizens Banking Corp	17,785	471,303
First Citizens Bancshares, Inc	12,330	2,498,551
Mid-State Bancshares +	18,450	671,395
UMB Financial Corp	7,400	270,174

		7,652,867

Insurance 7.3%
Assured Guaranty, Ltd	67,500	1,795,500
Endurance Specialty Holdings, Ltd	53,202	1,946,129
Hilb, Rogal & Hobbs Co	42,400	1,785,888
IPC Holdings, Ltd	33,995	1,069,143
LandAmerica Financial Group, Inc	11,170	704,939
Stewart Information Services Corp	54,980	2,383,933

		9,685,532

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Real Estate Investment Trusts 1.9%
Deerfield Triarc Capital Corp	92,500	$ 1,566,025
Post Properties, Inc	20,980	958,786

		2,524,811

Real Estate Management & Development 0.9%
Forest City Enterprises, Inc., Class A	19,810	1,156,904

Thrifts & Mortgage Finance 3.3%
BankAtlantic Bancorp, Inc., Class A	115,784	1,598,977
First Financial Bancorp, Inc	20,500	340,505
NetBank, Inc	71,300	330,832
NewAlliance Bancshares, Inc	118,112	1,937,037
PFF Bancorp, Inc	7,300	251,923

		4,459,274

HEALTH CARE 2.9%
Health Care Equipment & Supplies 1.0%
Edwards Lifesciences Corp. *	10,550	496,272
VIASYS Healthcare, Inc. *	30,830	857,691

		1,353,963

Life Sciences Tools & Services 0.7%
Cambrex Corp	41,531	943,584

Pharmaceuticals 1.2%
Alpharma, Inc	11,900	286,790
Aspreva Pharmaceuticals Corp	32,351	663,842
Par Pharmaceutical Companies, Inc	30,200	675,574

		1,626,206

INDUSTRIALS 18.0%
Aerospace & Defense 0.6%
GenCorp, Inc	60,690	850,874

Building Products 1.1%
Apogee Enterprises, Inc	31,493	608,130
Simpson Manufacturing Co., Inc. (p)	21,200	670,980
Universal Forest Products, Inc	4,900	228,438

		1,507,548

Commercial Services & Supplies 4.6%
ACCO Brands Corp. *	18,700	494,989
Deluxe Corp	49,640	1,250,928
Heidrick & Struggles International, Inc. *	29,410	1,245,808
John H. Harland Co	41,511	2,083,852
Viad Corp	28,052	1,138,911

		6,214,488

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Electrical Equipment 3.3%
Belden CDT, Inc	36,189	$ 1,414,628
EnerSys, Inc	33,900	542,400
Franklin Electric Co., Inc	18,100	930,159
Genlyte Group, Inc. *	9,700	757,667
Superior Essex, Inc. *	21,700	721,525

		4,366,379

Machinery 5.6%
Briggs & Stratton Corp	54,380	1,465,541
Circor International, Inc. +	22,400	824,096
Crane Co	22,600	828,064
EnPro Industries, Inc. *	20,650	685,786
Gardner Denver, Inc. *	11,200	417,872
Kadant, Inc. * +	50,339	1,227,265
Mueller Industries, Inc	61,200	1,940,040
Supreme Industries, Inc., Class A +	9,340	59,589

		7,448,253

Marine 0.6%
Horizon Lines, Inc	12,800	345,088
TBS International, Ltd., Class A * +	48,700	425,638

		770,726

Road & Rail 2.0%
Arkansas Best Corp	28,984	1,043,424
Dollar Thrifty Automotive Group, Inc. *	17,985	820,296
Werner Enterprises, Inc	45,000	786,600

		2,650,320

Trading Companies & Distributors 0.2%
NuCo2, Inc	9,000	221,310

INFORMATION TECHNOLOGY 9.5%
Communications Equipment 1.4%
3Com Corp	57,600	236,736
Black Box Corp	30,000	1,259,700
CommScope, Inc. *	6,676	203,485
Extreme Networks, Inc	37,181	155,788

		1,855,709

Computers & Peripherals 2.8%
Adaptec, Inc	182,000	848,120
Imation Corp	51,335	2,383,484
Palm, Inc	9,900	139,491
Quantum Corp. *	165,572	384,127

		3,755,222

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments 0.4%
AVX Corp	28,500	$ 421,515
Kemet Corp. *	12,700	92,710

		514,225

IT Services 2.0%
eFunds Corp. *	39,800	1,094,500
Gevity HR, Inc	11,900	281,911
Keane, Inc	39,500	470,445
MoneyGram International, Inc	24,541	769,606

		2,616,462

Semiconductors & Semiconductor Equipment 1.8%
Cabot Microelectronics Corp. *	25,800	875,652
Cree, Inc. *	8,200	142,024
DSP Group, Inc	6,200	134,540
Exar Corp	11,325	147,225
Lattice Semiconductor Corp. *	45,140	292,507
Nextest Systems Corp. *	7,400	83,398
Standard Microsystems Corp	21,440	599,891
Zoran Corp. *	6,900	100,602

		2,375,839

Software 1.1%
Borland Software Corp. *	87,700	477,088
Corel Corp	47,900	646,650
Novell, Inc. *	65,800	407,960

		1,531,698

MATERIALS 9.5%
Chemicals 1.4%
A. Schulman, Inc	24,200	538,450
American Pacific Corp. * +	16,000	127,840
Arch Chemicals, Inc	34,590	1,152,193

		1,818,483

Construction Materials 1.8%
Eagle Materials, Inc	55,886	2,415,952

Containers & Packaging 1.5%
Owens-Illinois, Inc. *	54,860	1,012,167
Packaging Corporation of America	38,270	845,767
Rock-Tenn Co., Class A	6,949	188,387

		2,046,321

Metals & Mining 1.5%
Quanex Corp	59,228	2,048,697

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Paper & Forest Products 3.3%
Deltic Timber Corp	5,570	$ 310,695
Glatfelter	29,214	452,817
Louisiana-Pacific Corp	60,496	1,302,479
Neenah Paper, Inc	48,085	1,698,362
Schweitzer-Mauduit International, Inc	22,611	589,016

		4,353,369

TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.9%
Commonwealth Telephone Enterprises, Inc	50,867	2,129,293
Premiere Global Services, Inc	51,175	483,092

		2,612,385

UTILITIES 3.4%
Electric Utilities 2.6%
Allete, Inc	44,739	2,082,153
El Paso Electric Co	56,500	1,376,905

		3,459,058

Gas Utilities 0.8%
Atmos Energy Corp	32,200	1,027,502

Total Common Stocks (cost $102,916,588)		123,768,556

EXCHANGE TRADED FUND 0.4%
iShares Russell Microcap Index Fund - (cost $469,438)	9,028	528,138

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS 9.3%
COMMERCIAL PAPER 0.8%
Ebury Finance, Ltd., 5.38%, 01/02/2007 (pp)	$ 999,851	999,851

REPURCHASE AGREEMENT 1.1%
Credit Suisse First Boston, LLC , 5.35%, dated 12/29/2006, maturing 01/02/2007,
maturity value $1,500,892 † (pp)	1,500,000	1,500,000

	Shares	Value

MUTUAL FUND SHARES 7.4%
AIM Short-Term Investment Co. Liquid Assets Portfolio, Class I, 5.27% q (pp)	840,791	840,791
Evergreen Institutional Money Market Fund, Class I, 5.24% ø q	9,003,908	9,003,908

		9,844,699

Total Short-Term Investments (cost $12,344,550)		12,344,550

Total Investments (cost $115,730,576) 102.3%		136,641,244
Other Assets and Liabilities (2.3%)		(3,030,792)

Net Assets 100.0%		$ 133,610,452

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2006

(p)	All or a portion of this security is on loan.
*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available.
(pp)	Represents investment of cash collateral received from securities on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
†	Collateralized by:
$103,800 DTE Energy Co., 5.40% to 6.125%, 10/1/2010 to 8/1/2014, value including accrued interest is $105,728;
$3,300 Duke Energy Corp., 6.25%, 1/15/2012, value including accrued interest is $3,533; $60,000 Genworth Financial,
6.15%, 11/15/2066, value including accrued interest $60,447; $300,000 Glitnir Bank, 7.40%, 9/13/2036, value including accrued interest $322,987; $7,500 CB Key Corp. Capital, 7.00%, 7/15/2029, value including accrued interest
$9,100; $750,000 Lincoln National Corp., 7.00%, 5/17/2046, value including accrued interest $795,818; $45,000 Mid
America, 6.93%, 3/1/2029, value including accrued interest $51,034; $13,800 Motorola Inc., 8.00%, 11/1/2011, value including accrued interest $15,462; $6,000 PSI Energy, 8.00%, 7/15/2009, value including accrued interest $6,354;
$68,520 Pemex Finance Ltd., 8.02% to 9.03%, 5/15/2007 to 2/15/2011, value including accrued interest $12,567;
$75,000 Transocean Inc., 7.45%, 4/15/2027, value including accrued interest $84,725; $60,000 CB Wisconsin Energy
Corp., 6.50%, 4/1/2011, value including accrued interest $62,343.

The following table shows the percent of total long-term investments by sector as of December 31, 2006:
Financials	21.7%
Industrials	19.3%
Consumer Discretionary	18.1%
Materials	10.2%
Information Technology	10.2%
Energy	7.3%
Consumer Staples	3.9%
Utilities	3.6%
Health Care	3.2%
Telecommunication Services	2.1%
Other	0.4%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

Assets
Investments in securities, at value (cost $106,726,668) including $3,403,840 of securities
loaned	$ 127,637,336
Investments in affiliated money market fund, at value (cost $9,003,908)	9,003,908

Total investments	136,641,244
Cash at other bank	165,000
Receivable for securities sold	159,359
Receivable for Fund shares sold	129,975
Dividends receivable	176,872

Total assets	137,272,450

Liabilities
Payable for securities purchased	72,723
Payable for Fund shares redeemed	55,650
Payable for securities on loan	3,505,642
Advisory fee payable	14,345
Distribution Plan expenses payable	774
Due to other related parties	1,984
Accrued expenses and other liabilities	10,880

Total liabilities	3,661,998

Net assets	$ 133,610,452

Net assets represented by
Paid-in capital	$ 108,628,113
Undistributed net investment income	62,683
Accumulated net realized gains on investments	4,008,988
Net unrealized gains on investments	20,910,668

Total net assets	$ 133,610,452

Net assets consists of
Class 1	$ 111,235,880
Class 2	22,374,572

Total net assets	$ 133,610,452

Shares outstanding (unlimited number of shares authorized)
Class 1	6,419,864
Class 2	1,295,335

Net asset value per share
Class 1	$ 17.33
Class 2	$ 17.27

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

Investment income
Dividends	$ 1,819,256
Income from affiliate	294,952
Securities lending	42,435

Total investment income	2,156,643

Expenses
Advisory fee	926,371
Distribution Plan expenses	52,612
Administrative services fee	118,410
Transfer agent fees	336
Trustees’ fees and expenses	1,986
Printing and postage expenses	30,143
Custodian and accounting fees	34,595
Professional fees	21,981
Other	2,256

Total expenses	1,188,690
Less: Expense reductions	(2,614)

Net expenses	1,186,076

Net investment income	970,567

Net realized and unrealized gains or losses on investments
Net realized gains on investments	17,174,231
Net change in unrealized gains or losses on investments	4,851,882

Net realized and unrealized gains or losses on investments	22,026,113

Net increase in net assets resulting from operations	$ 22,996,680

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006		2005

Operations
Net investment income	$ 970,567		$ 982,953
Net realized gains on investments		17,174,231		10,019,411
Net change in unrealized gains or losses
on investments		4,851,882		(1,576,989)

Net increase in net assets resulting from
operations		22,996,680		9,425,375

Distributions to shareholders from
Net investment income
Class 1		(798,109)		(793,758)
Class 2		(106,388)		(143,131)
Net realized gains
Class 1		(12,056,568)		(7,960,400)
Class 2		(2,495,532)		(1,957,402)

Total distributions to shareholders		(15,456,597)		(10,854,691)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	1,269,953	22,118,777	1,275,491	21,148,241
Class 2	41,306	712,113	118,040	1,956,667

		22,830,890		23,104,908

Net asset value of shares issued in
reinvestment of distributions
Class 1	734,315	12,854,677	535,209	8,754,158
Class 2	149,333	2,601,920	128,914	2,100,533

		15,456,597		10,854,691

Payment for shares redeemed
Class 1	(779,312)	(13,624,470)	(609,324)	(10,083,841)
Class 2	(115,694)	(2,009,201)	(80,600)	(1,342,518)

		(15,633,671)		(11,426,359)

Net increase in net assets resulting from
capital share transactions		22,653,816		22,533,240

Total increase in net assets		30,193,899		21,103,924
Net assets
Beginning of period		103,416,553		82,312,629

End of period	$ 133,610,452		$ 103,416,553

Undistributed net investment income	$ 62,683		$ 34,030

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Special Values Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

Shares of the Fund are only available for purchase by existing shareholders including qualified retirement plans and their successor plans and insurance companies that have entered into participation agreements relating to the Fund on or before April 8, 2005. In addition, members of the Fund’s portfolio management team may open new accounts after April 8, 2005.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

19

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from real estate investment trusts. During the year ended December 31, 2006, the following amounts were reclassified:

Undistributed net investment income	$ (37,417)
Accumulated net realized gains on investments	37,417

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.75% as the aggregate average daily net assets of the Fund and its retail counterpart increase.

20

NOTES TO FINANCIAL STATEMENTS continued

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2006, the Fund paid brokerage commissions of $12,490 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $69,277,794 and $62,448,983, respectively, for the year ended December 31, 2006.

During the year ended December 31, 2006, the Fund loaned securities to certain brokers. At December 31, 2006, the value of securities on loan and the value of collateral amounted to $3,403,840 and $3,505,642 (including $165,000 of segregated cash), respectively.

On December 31, 2006, the aggregate cost of securities for federal income tax purposes was $115,792,953. The gross unrealized appreciation and depreciation on securities based on tax cost was $22,938,175 and $2,089,884, respectively, with a net unrealized appreciation of $20,848,291.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2006, the Fund did not participate in the interfund lending program.

21

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed
Undistributed	Long-term	Unrealized
Ordinary Income	Capital Gain	Appreciation

$ 1,019,736	$ 3,114,312	$ 20,848,291

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and real estate investment trusts. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2006	2005

Ordinary Income	$ 2,094,124	$ 2,010,132
Long-term Capital Gain	13,362,473	8,844,559

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09% . During the year ended December 31, 2006, the Fund had no borrowings.

22

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia

23

NOTES TO FINANCIAL STATEMENTS continued

Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen fund.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Special Values Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2006 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Special Values Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 12, 2007

25

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $13,362,473 for the fiscal year ended December 31, 2006.

For corporate shareholders, 55.63% of ordinary income dividends paid during the fiscal year ended December 31, 2006 qualified for the dividends received deduction.

26

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA Special Values Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

27

ADDITIONAL INFORMATION (unaudited) continued

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were generally lower than those charged to the funds. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required

28

ADDITIONAL INFORMATION (unaudited) continued

to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC and noted that the funds’ transfer agent had received Dalbar’s Mutual Fund Service Award for services provided to shareholders and Dalbar’s Financial Intermediary Service Quality Evaluation Award for services to broker-dealer representatives on a post-sale support basis. They reviewed information presented to them showing generally that the transfer agency fees charged to the funds were generally consistent with industry norms, and that transfer agency fees for a number of the funds had recently declined, or were expected to in the near future.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but

29

ADDITIONAL INFORMATION (unaudited) continued

considered that the enhancement process is an on-going one and that they would continue to monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

30

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31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Funds Family (consisting
of 51 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications)
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

James Angelos[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services,
DOB: 9/2/1947	Inc.
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 92 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $273 billion in assets as of December 31, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

568807 rv4 2/2007

Evergreen Investments™
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

568807 rv4 2/2007

Evergreen VA Strategic Income Fund

Evergreen

VA STRATEGIC INCOME FUND

Annual Report
as of December 31, 2006

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
6	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
24	STATEMENT OF ASSETS AND LIABILITIES
25	STATEMENT OF OPERATIONS
26	STATEMENTS OF CHANGES IN NET ASSETS
27	NOTES TO FINANCIAL STATEMENTS
35	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
36	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2007

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the annual report for the Evergreen VA Strategic Income Fund covering the twelvemonth period ended December 31, 2006.

The domestic equity and fixed income markets each delivered positive performance during 2006, despite considerable volatility over the first half of the year brought on by fears of the potential effects of rising interest rates and rapidly climbing energy prices. Those concerns subsided in the final six months of the year as oil prices began receding and the U.S. Federal Reserve Board (the “Fed”) paused in its cycle of credit tightening and held short-term interest rates steady, which led to significantly improved performance.

Throughout the year, the economic expansion persisted, although evidence grew that the rate of expansion was decelerating in the final six months. By the third quarter, the rate of growth of Gross Domestic Product had moderated to 2.0% — significantly below the 5.0% pace of the first quarter. Signs of slowing growth were most evident in the housing and automotive industries, while other parts of the economy appeared to hold up well. Personal consumption continued to rise as business investment expanded. These factors, combined with lower energy prices, appeared to boost consumer confidence and reduce fears of heightened inflationary pressures. However, in its pronouncements, the Fed continued to express its concern for the potential risks of inflation. Fed

LETTER TO SHAREHOLDERS continued

governors gave little indication that any reduction in short-term rates might be imminent.

As confidence grew in the stamina of the economic expansion and the sustainability of corporate profit trends, domestic small-, mid- and large-cap stocks rallied in tandem, while value stocks generally retained a performance edge over growth stocks. In most foreign stock markets, returns were even higher than in the U.S. market, reflecting the more direct impact of robust growth throughout the world. In the domestic fixed income market, high-yield corporate bonds outperformed the investment-grade market, where investors focused on a flat-to-inverted yield curve which resulted in few opportunities to gain performance by extending duration. Against this backdrop, managers of Evergreen’s variable annuity funds implemented strategies for each of the funds, consistent with the asset class in which each fund invested.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

LETTER TO SHAREHOLDERS continued

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

Notification of Investment Strategy Change:

  Effective April 1, 2007, the Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options, and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with other types of investments. For example, the use of derivatives involves the risk of loss due to the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile and may be illiquid or difficult to price. Derivatives are highly specialized instruments, and involve the risk that an investment advisor may not accurately predict the performance of a derivative under all market conditions. When the Fund uses a derivative instrument, it could lose more than the principal amount invested. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More information about derivatives and the risks associated with them can be found in the Fund’s prospectus and statement of additional information, which may be obtained by calling 1.800.343.2898 or visiting our website at EvergreenInvestments.com

Notice to Shareholders:

  The Fund’s prospectus has been amended to make the following change to the Fund’s short-term trading policy effective April 2, 2007:

  To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of the Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short- term trading policy does not apply to:
  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans:
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have immediate access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediary is applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

FUND AT A GLANCE

as of December 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub-Advisors:

• Evergreen International Advisors

• Tattersall Advisory Group, Inc.

Portfolio Managers:

• Anthony Norris

• Lisa Brown-Premo

• Gary Pzegeo, CFA

• Michael Lee

• Alex Perrin

• Peter Wilson

PERFORMANCE AND RETURNS

Portfolio inception date: 3/6/1997

	Class 1	Class 2
Class inception date	3/6/1997	7/31/2002

Average annual return

1-year	5.94%	5.68%

5-year	9.00%	8.76%

Since portfolio inception	6.40%	6.28%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies. Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA Strategic Income Fund Class 1 shares versus a similar investment in the Evergreen Strategic Income Blended Index (ESIBI), the JPMorgan Global Government Bond Index Excluding U.S. (JPMGXUS), the Lehman Brothers Aggregate Bond Index (LBABI), the Merrill Lynch High Yield Master Index† (MLHYMI) and the Consumer Price Index (CPI).

The ESIBI, the JPMGXUS, the LBABI and the MLHYMI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 5.94% for the twelve-month period ended December 31, 2006. During the same period, the ESIBI returned 8.61%, the JPMGXUS returned 6.84%, the LBABI returned 4.33% and the MLHYMI† returned 11.64% .

The fund seeks high current income from interest on debt securities. Secondarily, the fund considers potential for growth of capital in selecting securities. The fund produced moderate, positive results in a challenging year for fixed-income investing. Throughout the year, we maintained a diversified strategy, with allocations to three principal asset classes: high-quality domestic bonds—primarily adjustable rate mortgages issued by government agencies; lower-rated, domestic high-yield corporate bonds; and foreign bonds—both government and corporate as well as foreign currencies.

A principal factor affecting the domestic high-grade market during 2006 was the policy of the U.S. Federal Reserve Board (the “Fed”), which raised short-term rates four separate times in the first six months of the fiscal year, then left rates unchanged during the final six months. During the first half of the year, yields rose on higher-quality securities of different maturities. During the second half of the year, yields of short-term securities remained stable while the yields of many longer-term fixed-income investments tended to recede. This resulted in an inverted yield curve, where the yields of some longer-maturity securities fell below the yields of some shorter-maturity securities. This situation worked against our high-grade, domestic strategy, as we were unable to lengthen portfolio duration or add more fixed-rate securities to add value to the portfolio. However, security selection and portfolio positioning in the adjustable rate mortgage sleeve of the fund was helpful, as we emphasized securities with relatively stable cash flows and lower risks of prepayment.

Domestic high-yield corporate bonds delivered strong results during the year, helped by the continued expansion of the U.S. economy and persistently rising corporate profits. In this environment, the lower-rated, higher risk areas of the high-yield market delivered the best results. The high-yield sleeve of the portfolio was underweight in the riskier parts of the market which led to its underperformance versus high-yield benchmarks. The high-yield portfolio, for example, was underweighted in the automotive industry, which was the best-performing part of the market, and slightly underweighted in fixed-line telecommunications companies, which also produced strong results. However, our overweighting of the cable sector supported results, as that sector performed particularly well during the year. The lack of exposure to some of the worst-performing bonds in the high-yield market, including Dura Automotive, an auto parts supplier that filed for bankruptcy, also added to performance.

The international bond and currency markets offered opportunities and challenges during the year. Early in 2006 and again in the final months of the year, smaller, higher-yielding markets were performing well, as the global economic expansion supported many emerging markets. This trend was interrupted during the second quarter of 2006, however, as the bond markets became increasingly concerned that the Fed might raise short-term rates too far and reduce liquidity in the markets. These fears eased over the second half of the year as the Fed left rates unchanged and emerging markets began to perform well yet again. Supporting performance was the exposure of the international sleeve of the portfolio to smaller economies such as Mexico, Korea, Singapore and New Zealand, all of which performed well during the year. Duration management also supported performance. The portfolio’s shorter duration early and late in the year helped results when market interest rates began to rise, while the longer duration in mid-year also added to results as market interest rates declined. Detracting from results was the portfolio’s exposure to inflation-protected government securities as inflation fears subsided in the second half of the fiscal year. Moreover, the underweighting of the Canadian dollar, euro and related currencies in the second quarter detracted from results during a period when those currencies gained against the U.S. dollar.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rise when prevailing interest rates fall, and fall when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The Evergreen Strategic Income Blended Index is composed of the following indexes: MLHYMI (50%), JPMGXUS (25%) and LBABI (25%).

† Copyright 2007. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2006, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

The example illustrates your fund’s costs in two ways:

  Actual expenses
  The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
  Hypothetical example for comparison purposes
  The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assesed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2006	12/31/2006	Period*

Actual
Class 1	$ 1,000.00	$ 1,055.21	$ 3.21
Class 2	$ 1,000.00	$ 1,053.69	$ 4.50
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,022.08	$ 3.16
Class 2	$ 1,000.00	$ 1,020.82	$ 4.43

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.62% for Class 1 and 0.87% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1[1]	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 10.08	$ 10.78	$ 10.50	$ 9.88	$ 9.03

Income from investment operations
Net investment income (loss)	0.56[2]	0.54[2]	0.55[2]	0.63[2]	0.59[2]
Net realized and unrealized gains or losses on investments	0.04	(0.62)	0.33	1.02	0.81

Total from investment operations	0.60	(0.08)	0.88	1.65	1.40

Distributions to shareholders from
Net investment income	(0.37)	(0.53)	(0.50)	(1.03)	(0.55)
Net realized gains	0	(0.09)	(0.10)	0	0

Total distributions to shareholders	(0.37)	(0.62)	(0.60)	(1.03)	(0.55)

Net asset value, end of period	$ 10.31	$ 10.08	$ 10.78	$ 10.50	$ 9.88

Total return[3]	5.94%	(0.69%)	8.41%	16.75%	15.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$41,395	$45,293	$49,593	$50,637	$37,693
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.61%	0.61%	0.73%	0.78%	0.79%
Expenses excluding waivers/reimbursements and expense reductions	0.61%	0.61%	0.73%	0.78%	0.79%
Net investment income (loss)	5.51%	5.02%	5.19%	5.87%	6.12%
Portfolio turnover rate	97%	81%	125%	114%	189%

1 Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares. 2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2006	2005	2004	2003	2002[1]

Net asset value, beginning of period	$ 10.05	$ 10.76	$ 10.49	$ 9.88	$9.57

Income from investment operations
Net investment income (loss)	0.54[2]	0.51[2]	0.53[2]	0.57[2]	0.26[2]
Net realized and unrealized gains or losses on investments	0.03	(0.62)	0.32	1.05	0.59

Total from investment operations	0.57	(0.11)	0.85	1.62	0.85

Distributions to shareholders from
Net investment income	(0.34)	(0.51)	(0.48)	(1.01)	(0.54)
Net realized gains	0	(0.09)	(0.10)	0	0

Total distributions to shareholders	(0.34)	(0.60)	(0.58)	(1.01)	(0.54)

Net asset value, end of period	$ 10.28	$ 10.05	$ 10.76	$10.49	$9.88

Total return[3]	5.68%	(1.01%)	8.14%	16.50%	8.88%

Ratios and supplemental data
Net assets, end of period (thousands)	$48,667	$41,332	$25,784	$7,493	$ 339
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.86%	0.87%	0.97%	1.04%	1.05%[4]
Expenses excluding waivers/reimbursements and expense reductions	0.86%	0.87%	0.97%	1.04%	1.05%[4]
Net investment income (loss)	5.27%	4.77%	4.98%	5.33%	6.12%[4]
Portfolio turnover rate	97%	81%	125%	114%	189%

1 For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

4 Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2006

	Principal
	Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.6%
FIXED-RATE 3.6%
FNMA:
4.44%, 04/01/2014	$ 441,853	$ 423,344
4.89%, 02/01/2013	186,071	183,315
5.24%, 07/01/2035	589,710	586,909
6.07%, 09/01/2013	266,746	278,027
6.18%, 06/01/2013	317,899	331,962
6.50%, 04/01/2017	122,115	132,518
7.50%, 07/01/2010	140,072	149,556
Ser. 1998-M5, Class D, 6.35%, 06/25/2020	440,000	454,254
Ser. 2003-M1, Class B, 4.91%, 07/25/2020	590,000	573,710
GNMA, Ser. 2004-9, Class A, 3.36%, 08/16/2022	168,651	161,666

Total Agency Commercial Mortgage-Backed Securities
(cost $3,341,812)		3,275,261

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 2.2%
FLOATING-RATE 2.2%
FHLMC:
Ser. 1307, Class A, 5.975%, 06/15/2007	11,042	11,049
Ser. 2334, Class FO, 6.32%, 07/15/2031	290,878	298,605
Ser. 2372, Class F, 5.85%, 10/15/2031	92,545	94,293
Ser. 2710, Class FY, 5.75%, 10/15/2018	62,761	63,058
FNMA:
Ser. 1992-73, Class F, 6.09%, 05/25/2022	40,225	41,727
Ser. 2001-61, Class FH, 5.95%, 11/18/2031	108,717	110,449
Ser. 2002-67, Class FA, 6.32%, 11/25/2032	370,578	386,372
Ser. 2002-77, Class FA, 6.35%, 10/18/2030	549,940	571,421
Ser. G92-23, Class F, 6.04%, 04/25/2022	256,141	260,687
Ser. G93-32, Class F, 5.99%, 09/25/2023	151,123	154,713

Total Agency Mortgage-Backed Collateralized Mortgage Obligations
(cost $1,967,396)		1,992,374

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 12.9%
FIXED-RATE 12.6%
FHLMC:
5.875%, 09/15/2007	5,153	5,157
6.00%, 04/01/2036	879,336	886,114
FHLMC 15 year, 5.50%, TBA #	315,000	314,803
FHLMC 30 year:
5.50%, TBA #	1,585,000	1,567,663
6.50%, TBA #	690,000	702,938
FNMA, 7.50%, 06/01/2031 – 01/01/2036	690,146	725,613
FNMA 15 year:
4.50%, TBA #	1,050,000	1,012,922
5.00%, TBA #	2,900,000	2,851,063
6.00%, TBA #	925,000	938,007

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FIXED-RATE continued
FNMA 30 year:
5.50%, TBA #	$ 1,825,000	$ 1,803,899
6.50%, TBA #	545,000	555,389
GNMA, 8.00%, 01/15/2030	2,492	2,642

		11,366,210

FLOATING-RATE 0.3%
FHLMC, 7.55%, 03/25/2036	88,249	91,052
FNMA, 4.99%, 05/01/2035	190,214	191,083

		282,135

Total Agency Mortgage-Backed Pass Through Securities
(cost $11,673,190)		11,648,345

AGENCY REPERFORMING MORTGAGE-BACKED PASS THROUGH
SECURITIES 0.3%
FIXED-RATE 0.3%
FNMA, Ser. 2004-T1, Class 1A-2, 6.50%, 01/25/2044 (cost $298,121)	291,650	298,405

ASSET-BACKED SECURITIES 0.9%
C-Bass, Ltd., Ser. 11A, Class C, FRN, 6.71%, 09/15/2039 144A	685,000	687,959
Trapeza CDO, LLC, Ser. 2004-7A, Class B1, FRN, 6.93%, 01/25/2035 144A	125,000	126,759

Total Asset-Backed Securities (cost $810,000)		814,718

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.0%
FLOATING-RATE 1.0%
Banc of America Large Loan, Ser. 2005-BBA6, Class G, 5.77%, 01/15/2019 144A	460,000	460,442
Greenwich Capital Comml. Funding Corp., Ser. 2005-FL3A, Class D, 5.70%,
10/05/2020 144A	405,000	405,353

Total Commercial Mortgage-Backed Securities (cost $865,601)		865,795

CORPORATE BONDS 31.5%
CONSUMER DISCRETIONARY 8.6%
Auto Components 0.9%
Accuride Corp., 8.50%, 02/01/2015	225,000	217,687
American Axle & Manufacturing Holdings, Inc., 5.25%, 02/11/2014	500,000	426,250
ArvinMeritor, Inc., 6.80%, 02/15/2009	25,000	24,563
Goodyear Tire & Rubber Co., 9.00%, 07/01/2015	125,000	131,562

		800,062

Automobiles 0.5%
Ford Motor Co., 7.45%, 07/16/2031	125,000	98,750
General Motors Corp., 8.375%, 07/15/2033	325,000	302,250

		401,000

Diversified Consumer Services 0.6%
Education Management Corp., 8.75%, 06/01/2014 144A	100,000	104,000
Service Corporation International, 6.75%, 04/01/2016	425,000	425,000

		529,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Hotels, Restaurants & Leisure 0.8%
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	$ 300,000	$ 300,000
Las Vegas Sands Corp., 6.375%, 02/15/2015	250,000	243,437
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	200,000	205,750

		749,187

Household Durables 0.8%
Jarden Corp., 9.75%, 05/01/2012	510,000	541,875
Libbey, Inc., FRN, 12.35%, 06/01/2011 144A	150,000	162,000

		703,875

Media 3.3%
AMC Entertainment, Inc., Ser. B, 8.625%, 08/15/2012	425,000	446,781
American Media Operations, Inc., Ser. B, 10.25%, 05/01/2009	300,000	291,375
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	200,000	197,500
CCH I, LLC, 11.00%, 10/01/2015	100,000	103,125
Cinemark USA, Inc., 9.00%, 02/01/2013	180,000	191,700
Dex Media East, LLC, 9.875%, 11/15/2009	350,000	367,500
Lamar Media Corp., 6.625%, 08/15/2015	550,000	547,938
Mediacom Communications Corp., 9.50%, 01/15/2013	575,000	595,125
Paxson Communications Corp., FRN, 11.62%, 01/15/2013 144A	200,000	203,500

		2,944,544

Multi-line Retail 0.2%
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	150,000	164,438

Specialty Retail 1.0%
Baker & Taylor, Inc., 11.50%, 07/01/2013 144A	175,000	180,469
Payless ShoeSource, Inc., 8.25%, 08/01/2013	450,000	470,250
Sally Beauty Holdings, Inc., 9.25%, 11/15/2014 144A	75,000	76,781
United Auto Group, Inc., 9.625%, 03/15/2012	200,000	211,250

		938,750

Textiles, Apparel & Luxury Goods 0.5%
Levi Strauss & Co., 9.75%, 01/15/2015	225,000	243,562
Oxford Industries, Inc., 8.875%, 06/01/2011	70,000	72,625
Unifi, Inc., 11.50%, 05/15/2014 144A	116,000	107,300
Warnaco Group, Inc., 8.875%, 06/15/2013	65,000	69,388

		492,875

ENERGY 4.0%
Energy Equipment & Services 0.7%
Dresser-Rand Group, Inc., 7.375%, 11/01/2014	219,000	221,737
GulfMark Offshore, Inc., 7.75%, 07/15/2014	100,000	102,500
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	140,000	134,225
Parker Drilling Co., 9.625%, 10/01/2013	150,000	165,188

		623,650

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels 3.3%
ANR Pipeline Co., 8.875%, 03/15/2010	$ 60,000	$ 63,245
Chesapeake Energy Corp., 6.875%, 01/15/2016	435,000	440,981
Clayton Williams Energy, Inc., 7.75%, 08/01/2013	150,000	139,125
El Paso Corp., 7.875%, 06/15/2012	300,000	323,250
El Paso Production Holdings Co., 7.75%, 06/01/2013	200,000	210,250
Encore Acquisition Co., 6.25%, 04/15/2014	200,000	188,500
Exco Resources, Inc., 7.25%, 01/15/2011	200,000	204,000
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	100,000	105,625
Peabody Energy Corp.:
5.875%, 04/15/2016	225,000	220,500
6.875%, 03/15/2013	160,000	164,800
Sabine Pass LNG, LP, 7.25%, 11/30/2013 144A	200,000	199,250
Targa Resources, Inc., 8.50%, 11/01/2013 144A	100,000	101,250
Williams Cos.:
7.50%, 01/15/2031	275,000	286,688
8.125%, 03/15/2012	300,000	326,250

		2,973,714

FINANCIALS 6.4%
Capital Markets 0.7%
Goldman Sachs Group, Inc., 6.875%, 01/15/2011	600,000	635,701

Consumer Finance 2.9%
CCH II Capital Corp., 10.25%, 09/15/2010	425,000	446,781
Ford Motor Credit Co., 5.70%, 01/15/2010	350,000	335,740
General Electric Capital Corp., 6.125%, 02/22/2011	305,000	315,565
General Motors Acceptance Corp.:
6.875%, 08/28/2012	550,000	565,409
FRN, 6.27%, 01/16/2007	100,000	100,000
Hexion US Finance Corp., 9.75%, 11/15/2014 144A	150,000	152,813
Northern Telecom Capital Corp., 7.875%, 06/15/2026	350,000	315,000
NXP Funding, LLC, 7.875%, 10/15/2014 144A	200,000	207,750
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	175,000	164,500

		2,603,558

Diversified Financial Services 1.7%
Dow Jones CDX NA, 8.375%, 12/29/2011 144A	1,500,000	1,534,575

Insurance 0.4%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013	300,000	326,250

Real Estate Investment Trusts 0.7%
Host Marriott Corp., Ser. J, 7.125%, 11/01/2013	200,000	205,500
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	150,000	151,875
Thornburg Mortgage, Inc., 8.00%, 05/15/2013	300,000	298,500

		655,875

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
HEALTH CARE 0.8%
Health Care Equipment & Supplies 0.4%
Universal Hospital Services, Inc., 10.125%, 11/01/2011	$ 300,000	$ 321,750

Health Care Providers & Services 0.4%
HCA, Inc., 9.25%, 11/15/2016 144A	300,000	322,125
HealthSouth Corp., 10.75%, 06/15/2016 144A	75,000	81,094

		403,219

INDUSTRIALS 2.5%
Aerospace & Defense 0.5%
Bombardier, Inc., 8.00%, 11/15/2014 144A	100,000	103,000
DRS Technologies, Inc., 7.625%, 02/01/2018	350,000	362,250

		465,250

Machinery 0.6%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	250,000	245,625
RBS Global, Inc., 11.75%, 08/01/2016 144A	300,000	315,000

		560,625

Marine 0.2%
Horizon Lines, LLC, Sr. Disc. Note, 0.00%, 04/01/2013 †	228,000	209,475

Trading Companies & Distributors 1.2%
Ashtead Group plc, 9.00%, 08/15/2016 144A	550,000	591,250
Rental Service Corp., 9.50%, 12/01/2014 144A	130,000	134,875
United Rentals, Inc., 7.00%, 02/15/2014	350,000	345,188

		1,071,313

INFORMATION TECHNOLOGY 1.0%
IT Services 0.8%
CompuCom Systems, Inc., 12.00%, 11/01/2014 144A	100,000	103,500
SunGard Data Systems, Inc.:
9.125%, 08/15/2013	425,000	448,375
10.25%, 08/15/2015	100,000	107,250

		659,125

Semiconductors & Semiconductor Equipment 0.2%
Freescale Semiconductor, 8.875%, 12/15/2014 144A	200,000	200,250

MATERIALS 3.2%
Chemicals 1.2%
Huntsman International, LLC:
7.375%, 01/01/2015 144A	200,000	199,500
11.50%, 07/15/2012	149,000	168,743
Lyondell Chemical Co., 10.50%, 06/01/2013	350,000	386,750
Tronox Worldwide, LLC, 9.50%, 12/01/2012	325,000	343,687

		1,098,680

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 1.2%
Berry Plastics Corp., 8.875%, 09/15/2014 144A	$ 150,000	$ 153,000
Crown Americas, Inc., 7.75%, 11/15/2015	350,000	364,875
Owens-Brockway Glass Containers, Inc., 6.75%, 12/01/2014	300,000	292,500
Smurfit-Stone Container Corp., 8.375%, 07/01/2012	275,000	270,875

		1,081,250

Metals & Mining 0.3%
Freeport-McMoRan Copper & Gold, Inc., 10.125%, 02/01/2010	220,000	232,375

Paper & Forest Products 0.5%
Bowater, Inc., 6.50%, 06/15/2013	125,000	114,687
Verso Paper Holdings, LLC:
9.125%, 08/01/2014 144A	85,000	89,038
11.375%, 08/01/2016 144A	225,000	237,375

		441,100

TELECOMMUNICATION SERVICES 2.4%
Diversified Telecommunication Services 0.8%
Consolidated Communications, Inc., 9.75%, 04/01/2012	97,000	104,275
Level 3 Communications, Inc., 6.375%, 10/15/2015	250,000	248,750
Qwest Communications International, Inc., 7.875%, 09/01/2011	350,000	374,500

		727,525

Wireless Telecommunication Services 1.6%
Centennial Communications Corp.:
8.125%, 02/01/2014	255,000	262,969
10.00%, 01/01/2013	300,000	320,625
Dobson Communications Corp., 8.875%, 10/01/2013	275,000	281,531
Horizon PCS, Inc., 11.375%, 07/15/2012	120,000	134,400
MetroPCS Wireless, Inc., 9.25%, 11/01/2014 144A	125,000	131,250
Rural Cellular Corp.:
8.25%, 03/15/2012	75,000	78,469
9.75%, 01/15/2010	205,000	211,662

		1,420,906

UTILITIES 2.6%
Electric Utilities 1.0%
Mirant North America, LLC, 7.375%, 12/31/2013	300,000	306,000
NRG Energy, Inc., 7.375%, 02/01/2016	300,000	302,250
Reliant Energy, Inc., 6.75%, 12/15/2014	300,000	294,750

		903,000

Gas Utilities 0.5%
SEMCO Energy, Inc., 7.75%, 05/15/2013	425,000	431,126

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Independent Power Producers & Energy Traders 1.1%
AES Corp., 7.75%, 03/01/2014	$ 300,000	$ 318,000
Dynegy, Inc., 8.375%, 05/01/2016	275,000	290,125
Orion Power Holdings, Inc., 12.00%, 05/01/2010	300,000	342,000
Tenaska, Inc., 7.00%, 06/30/2021 144A	96,921	96,742

		1,046,867

Total Corporate Bonds (cost $27,804,648)		28,350,890

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) 12.0%
CONSUMER DISCRETIONARY 0.5%
Household Durables 0.4%
Taylor Woodrow plc, 6.625%, 02/07/2012 GBP	170,000	341,633

Media 0.1%
Central European Media Enterprise, Ltd., 8.25%, 05/15/2012 EUR	70,000	101,251

CONSUMER STAPLES 1.2%
Food & Staples Retailing 0.1%
Tesco plc, 3.875%, 03/24/2011 EUR	90,000	117,177

Tobacco 1.1%
British American Tobacco plc, 5.75%, 12/09/2013 GBP	500,000	980,155

ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Transco plc, 7.00%, 12/15/2008 AUD	170,000	134,692

FINANCIALS 8.3%
Capital Markets 1.2%
Deutsche Bank AG, 6.00%, 03/05/2008 AUD	180,000	140,804
Goldman Sachs Group, Inc., 5.25%, 12/15/2015 GBP	200,000	382,789
Morgan Stanley, 5.375%, 11/14/2013 GBP	300,000	581,997

		1,105,590

Commercial Banks 3.1%
Australia & New Zealand Banking Group, Ltd.:
4.875%, 12/22/2008 GBP	50,000	96,769
6.00%, 03/01/2010 AUD	500,000	387,091
Eurofima, 5.50%, 09/15/2009 AUD	500,000	385,864
European Investment Bank:
2.91%, 08/16/2013 GBP	55,000	124,655
4.00%, 04/15/2009 SEK	1,000,000	146,359
5.75%, 09/15/2009 AUD	325,000	252,537
6.75%, 11/17/2008 NZD	646,000	449,891
National Australia Bank, Ltd., 5.50%, 01/15/2010 AUD	1,200,000	917,751

		2,760,917

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) continued
FINANCIALS continued
Consumer Finance 0.5%
KfW International Finance, Inc., 6.25%, 12/17/2007 NZD	650,000	$ 451,395

Thrifts & Mortgage Finance 3.5%
Nykredit, 5.00%, 10/01/2035 DKK	8,916,766	1,572,976
Realkredit Danmark AS, 4.00%, 10/01/2035 DKK	4,920,000	805,758
Totalkredit, FRN, 3.71%, 01/01/2015 DKK	4,290,292	767,540

		3,146,274

INDUSTRIALS 0.1%
Machinery 0.1%
Savcio Holdings, Ltd., 8.00%, 02/15/2013 EUR	50,000	69,353

TELECOMMUNICATION SERVICES 1.2%
Diversified Telecommunication Services 1.2%
France Telecom, 7.50%, 03/14/2011 GBP	500,000	1,046,952

UTILITIES 0.6%
Water Utilities 0.6%
GIE Suez Alliance, 4.25%, 06/24/2010 EUR	430,000	567,420

Total Foreign Bonds - Corporate (Principal Amount Denominated in
Currency Indicated) (cost $10,252,662)		10,822,809

FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) 21.8%
Australia, 6.00%, 02/15/2017 AUD	1,400,000	1,114,449
Brazil, 9.50%, 10/05/2007 EUR	40,000	54,852
Canada:
4.25%, 12/01/2026 CAD	1,061,294	1,284,979
4.60%, 09/15/2011 CAD	520,000	455,750
5.00%, 06/01/2014 CAD	1,460,000	1,327,487
5.25%, 11/30/2011 CAD	1,400,000	1,253,666
Hong Kong, 4.23%, 03/21/2011 HKD	7,800,000	1,025,394
Hungary, 6.50%, 08/12/2008 HUF	188,000,000	967,305
Jamaica, 11.00%, 07/27/2012 EUR	30,000	48,070
Korea:
4.75%, 06/10/2009 KRW	651,000,000	697,108
5.25%, 09/10/2015 KRW	235,000,000	256,410
Mexico:
5.50%, 02/17/2020 EUR	285,000	397,177
10.00%, 12/05/2024 MXN	9,450,000	1,086,162
New Zealand, 6.00%, 07/15/2008 NZD	940,000	655,745
Norway:
4.25%, 05/19/2017 NOK	2,520,000	400,465
5.00%, 05/15/2015 NOK	7,690,000	1,284,460
Philippines, 6.25%, 03/15/2016 EUR	200,000	276,768
Poland, 4.25%, 05/24/2011 PLN	3,045,000	1,017,794

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) continued
Romania, 8.50%, 05/08/2012 EUR	35,000	$ 55,188
Singapore, 3.625%, 07/01/2014 SGD	1,540,000	1,043,476
South Africa, 5.25%, 05/16/2013 EUR	70,000	95,571
Sweden:
3.00%, 07/12/2016 SEK	12,710,000	1,742,255
5.50%, 10/08/2012 SEK	8,545,000	1,353,521
Turkey, 5.50%, 09/21/2009 EUR	295,000	402,956
United Kingdom:
1.25%, 11/22/2017 GBP	519,224	981,869
FRN, 5.52%, 08/16/2013 GBP	60,000	270,819
Venezuela, 7.00%, 03/16/2015 EUR	35,000	49,510

Total Foreign Bonds - Government (Principal Amount Denominated in
Currency Indicated) (cost $18,917,099)		19,599,206

U.S. TREASURY OBLIGATIONS 5.0%
U.S. Treasury Bonds:
4.50%, 02/15/2036 ##	$ 1,490,000	1,417,364
6.25%, 08/15/2023 ##	1,860,000	2,141,472
U.S. Treasury Note, 2.00%, 01/15/2016 ##	1,017,280	982,550

Total U.S. Treasury Obligations (cost $4,620,895)		4,541,386

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 2.5%
FIXED-RATE 2.3%
Countrywide Home Loans, Inc.:
Ser. 2003-R4, Class 2A, 6.50%, 01/25/2034 144A	357,253	364,260
Ser. 2006-18, Class 2A5, 6.00%, 12/25/2036	500,000	494,940
Ser. 2006-J1, Class 1A5, 5.75%, 02/25/2036	340,000	332,969
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2002-26, Class 4A1, 7.00%,
10/25/2017	69,597	70,504
Credit Suisse Mtge. Capital Cert., Ser. 2006-9, Class 4A1, 6.00%, 11/25/2036	297,198	297,151
Structured Asset Securities Corp.:
Ser. 2004-20, Class 5A-1, 6.25%, 11/25/2034	289,069	290,244
Ser. 2005-RM1, Class A, IO, 5.00%, 03/25/2045 144A	787,027	171,425

		2,021,493

FLOATING-RATE 0.2%
MASTR Adjustable Rate Mtge. Trust, Ser. 2005-1, Class 7A3, 4.87%, 02/25/2035	193,464	192,258

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations
(cost $2,231,466)		2,213,751

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 0.1%
FLOATING-RATE 0.1%
Bear Stearns Adjustable Rate Mtge. Trust, Ser. 2004-10, Class 12A3, 4.66%,
01/25/2035 (cost $113,191)	113,244	112,074

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE
OBLIGATIONS 0.2%
FLOATING-RATE 0.2%
Harborview Mtge. Loan Trust, Ser. 2005-8, Class 2B3, 7.11%, 02/19/2035
(cost $195,659)	$ 194,633	$ 195,400

YANKEE OBLIGATIONS - CORPORATE 3.9%
CONSUMER DISCRETIONARY 0.5%
Media 0.5%
IMAX Corp., 9.625%, 12/01/2010	202,000	173,467
National Cable plc, 9.125%, 08/15/2016	300,000	318,375

		491,842

CONSUMER STAPLES 0.1%
Beverages 0.1%
Companhia Brasileira de Bebidas, 8.75%, 09/15/2013	75,000	87,750

ENERGY 0.2%
Oil, Gas & Consumable Fuels 0.2%
OAO Gazprom:
9.625%, 03/01/2013	30,000	35,898
9.625%, 03/01/2013 144A	80,000	96,000

		131,898

FINANCIALS 1.1%
Commercial Banks 0.2%
Kazkommerts International BV, 7.00%, 11/03/2009	100,000	101,200
Kuznetski Capital SA, 7.34%, 05/13/2013	100,000	105,119

		206,319

Diversified Financial Services 0.9%
Preferred Term Securities, Ltd., FRN:
5.99%, 06/24/2034 144A	175,000	176,082
6.93%, 06/24/2034 144A	100,000	102,336
7.47%, 04/03/2032 144A	355,000	356,370
Ship Finance International, Ltd., 8.50%, 12/15/2013	115,000	115,431

		750,219

MATERIALS 0.6%
Chemicals 0.2%
Ineos Group Holdings plc, 8.50%, 02/15/2016 144A	175,000	168,000

Metals & Mining 0.2%
Novelis, Inc., FRN, 7.25%, 02/15/2015 144A	205,000	199,362

Paper & Forest Products 0.2%
Abitibi-Consolidated, Inc., 8.375%, 04/01/2015	200,000	174,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

YANKEE OBLIGATIONS - CORPORATE continued
TELECOMMUNICATION SERVICES 1.2%
Diversified Telecommunication Services 0.5%
Nordic Telecom Holdings Co., 8.875%, 05/01/2016 144A	$ 300,000	$ 322,500
Telefonos De Mexico SA, 4.75%, 01/27/2010	100,000	98,262

		420,762

Wireless Telecommunication Services 0.7%
Intelsat, Ltd.:
9.25%, 06/15/2016 144A	150,000	162,000
11.25%, 06/15/2016 144A	100,000	110,250
Rogers Wireless, Inc.:
6.375%, 03/01/2014	160,000	162,800
9.625%, 05/01/2011	185,000	210,900

		645,950

UTILITIES 0.2%
Electric Utilities 0.1%
Enersis SA, 7.375%, 01/15/2014	85,000	91,630

Multi-Utilities 0.1%
National Power Corp., 9.62%, 08/23/2011	90,000	101,245

Total Yankee Obligations - Corporate (cost $3,420,372)		3,468,977

YANKEE OBLIGATIONS - GOVERNMENT 5.0%
Argentina, 12.25%, 06/19/2018 •	196,331	60,666
Brazil:
7.125%, 01/20/2037	300,000	323,100
8.25%, 01/20/2034	450,000	546,750
10.50%, 07/14/2014	320,000	405,600
Chile, 5.50%, 01/15/2013	50,000	50,495
Colombia, 8.125%, 05/21/2024	230,000	266,800
Egypt, 8.75%, 07/11/2011	60,000	68,025
Jamaica, 11.75%, 05/15/2011	35,000	43,579
Mexico:
6.375%, 01/16/2013	250,000	263,500
8.375%, 01/14/2011	125,000	139,375
11.375%, 09/15/2016	125,000	180,312
Panama, 9.625%, 02/08/2011	140,000	160,300
Peru:
8.75%, 11/21/2033	135,000	178,200
9.125%, 01/15/2008	102,000	106,386
Philippines, 8.00%, 01/15/2016	282,000	322,185
Russia:
11.00%, 07/24/2018	280,000	405,132
Sr. Disc. Note, Step Bond, 5.00%, 03/31/2030 †	240,000	271,752
Turkey, 9.00%, 06/30/2011	210,000	234,150
Uruguay, 7.50%, 03/15/2015	100,000	108,250

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

	Principal
	Amount	Value

YANKEE OBLIGATIONS - GOVERNMENT continued
Venezuela:
8.50%, 10/08/2014	$ 145,000	$ 164,430
10.75%, 09/19/2013	190,000	236,550

Total Yankee Obligations - Government (cost $4,317,187)		4,535,537

SHORT-TERM INVESTMENTS 6.8%
COMMERCIAL PAPER 5.5%
Concord Minutemen Capital Co., LLC, 5.30%, 01/11/2007 ##	1,225,000	1,223,563
Ebury Finance, LLC, 5.30%, 01/11/2007 ##	1,230,000	1,228,551
Giro Balanced Funding Corp., 5.29%, 01/11/2007 ##	1,230,000	1,228,554
Versailles CDS, LLC, 5.29%, 01/11/2007 ##	1,230,000	1,228,554

		4,909,222

	Shares	Value

MUTUAL FUND SHARES 1.3%
Evergreen Institutional Money Market Fund, Class I, 5.24% q ø ##	1,181,883	1,181,883

Total Short-Term Investments (cost $6,091,105)		6,091,105

Total Investments (cost $96,920,404) 109.7%		98,826,033
Other Assets and Liabilities (9.7%)		(8,763,872)

Net Assets 100.0%		$ 90,062,161

#	When-issued or delayed delivery security
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition.
The rate shown is the stated rate at the current period end.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
AUD	Australian Dollar	HUF	Hungarian Forint
CAD	Canadian Dollar	IO	Interest Only
CDO	Collateralized Debt Obligation	KRW	Republic of Korea Won
DKK	Danish Krone	MASTR	Mortgage Asset Securitization Transactions, Inc.
EUR	Euro	MXN	Mexican Peso
FHLMC	Federal Home Loan Mortgage Corp.	NOK	Norwegian Krone
FNMA	Federal National Mortgage Association	NZD	New Zealand Dollar
FRN	Floating Rate Note	PLN	Polish Zloty
GBP	Great British Pound	SEK	Swedish Krona
GNMA	Government National Mortgage Association	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TBA	To Be Announced

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2006

The following table shows the percent of total long-term investments by geographic location as of December 31, 2006:
United States	59.2%	Philippines	0.8%
Canada	5.8%	New Zealand	0.7%
United Kingdom	3.6%	Turkey	0.7%
Denmark	3.4%	Germany	0.5%
Sweden	3.3%	Venezuela	0.5%
Australia	3.3%	Bermuda	0.4%
Mexico	2.3%	Netherlands	0.3%
Norway	1.8%	Peru	0.3%
France	1.7%	Colombia	0.3%
Brazil	1.5%	South Africa	0.2%
Cayman Islands	1.2%	Panama	0.2%
Luxembourg	1.2%	Chile	0.2%
Singapore	1.1%	Uruguay	0.1%
Hong Kong	1.1%	Jamaica	0.1%
Poland	1.1%	Egypt	0.1%
Hungary	1.0%	Argentina	0.1%
South Korea	1.0%	Romania	0.1%
Russia	0.8%
			100.0%

The following table shows the percent of total investments (excluding segregated cash and cash equivalents)
by credit quality based on Moody’s and Standard and Poor’s as of December 31, 2006 (unaudited):
AAA	48.3%
AA	5.3%
A	7.7%
BBB	3.6%
BB	11.0%
B	19.1%
CCC	4.0%
NR	1.0%

	100.0%

The following table shows the percent of total investments (excluding segregated cash and cash equivalents) based on effective maturity as of December 31, 2006 (unaudited):
Less than 1 year	10.8%
1 to 3 year(s)	11.2%
3 to 5 years	27.3%
5 to 10 years	35.7%
10 to 20 years	8.9%
20 to 30 years	5.8%
Greater than 30 years	0.3%

	100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

Assets
Investments in securities, at value (cost $95,738,521)	$ 97,644,150
Investments in affiliated money market fund, at value (cost $1,181,883)	1,181,883

Total investments	98,826,033
Cash	50,651
Receivable for securities sold	794,036
Principal paydown receivable	1,923
Receivable for Fund shares sold	720
Interest receivable	1,593,357
Receivable for closed forward foreign currency exchange contracts	105,442
Unrealized gains on forward foreign currency exchange contracts	25,035
Prepaid expenses and other assets	215

Total assets	101,397,412

Liabilities
Payable for securities purchased	10,895,092
Payable for Fund shares redeemed	74,503
Due to custodian bank, foreign currency, at value (cost $42,866)	42,248
Payable for closed forward foreign currency exchange contracts	281,287
Unrealized losses on forward foreign currency exchange contracts	26,100
Advisory fee payable	4,683
Distribution Plan expenses payable	1,667
Due to other related parties	1,297
Accrued expenses and other liabilities	8,374

Total liabilities	11,335,251

Net assets	$ 90,062,161

Net assets represented by
Paid-in capital	$ 88,881,691
Undistributed net investment income	102,105
Accumulated net realized losses on investments	(838,646)
Net unrealized gains on investments	1,917,011

Total net assets	$ 90,062,161

Net assets consists of
Class 1	$ 41,395,082
Class 2	48,667,079

Total net assets	$ 90,062,161

Shares outstanding (unlimited number of shares authorized)
Class 1	4,015,075
Class 2	4,732,922

Net asset value per share
Class 1	$ 10.31
Class 2	$ 10.28

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

Investment income
Interest (net of foreign withholding taxes of $6,602)	$ 5,319,665
Income from affiliate	167,755
Securities lending	12,582

Total investment income	5,500,002

Expenses
Advisory fee	347,409
Distribution Plan expenses	117,207
Administrative services fee	89,354
Transfer agent fees	274
Trustees’ fees and expenses	1,520
Printing and postage expenses	32,328
Custodian and accounting fees	57,074
Professional fees	21,240
Other	1,484

Total expenses	667,890
Less: Expense reductions	(2,974)

Net expenses	664,916

Net investment income	4,835,086

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(516,116)
Foreign currency related transactions	(1,728,251)

Net realized losses on investments	(2,244,367)
Net change in unrealized gains or losses on investments	2,487,002

Net realized and unrealized gains or losses on investments	242,635

Net increase in net assets resulting from operations	$ 5,077,721

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006		2005

Operations
Net investment income	$ 4,835,086		$ 3,944,510
Net realized gains or losses on
investments		(2,244,367)		408,611
Net change in unrealized gains or losses
on investments		2,487,002		(5,009,066)

Net increase (decrease) in net assets
resulting from operations		5,077,721		(655,945)

Distributions to shareholders from
Net investment income
Class 1		(1,440,072)		(2,272,551)
Class 2		(1,562,431)		(1,939,707)
Net realized gains
Class 1		0		(396,668)
Class 2		0		(345,582)

Total distributions to shareholders		(3,002,503)		(4,954,508)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	257,694	2,651,523	356,378	3,802,588

Class 2	726,300	7,372,008	1,531,503	16,261,624

		10,023,531		20,064,212

Net asset value of shares issued in
reinvestment of distributions
Class 1	139,806	1,440,072	263,750	2,669,219
Class 2	152,136	1,562,431	226,331	2,285,289

		3,002,503		4,954,508

Payment for shares redeemed
Class 1	(877,802)	(9,011,801)	(724,065)	(7,720,251)
Class 2	(258,542)	(2,652,471)	(41,423)	(440,172)

		(11,664,272)		(8,160,423)

Net increase in net assets resulting from
capital share transactions		1,361,762		16,858,297

Total increase in net assets		3,436,980		11,247,844
Net assets
Beginning of period		86,625,181		75,377,337

End of period	$ 90,062,161		$ 86,625,181

Undistributed (overdistributed) net
investment income	$ 102,105		$ (82,755)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Strategic Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the trans-

NOTES TO FINANCIAL STATEMENTS continued

actions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the coun-terparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

g. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

h. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

i. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses. During the year ended December 31, 2006, the following amounts were reclassified:

Paid-in capital	$ (20,681)
Undistributed net investment income	(1,647,723)
Accumulated net realized losses on investments	1,668,404

j. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is

NOTES TO FINANCIAL STATEMENTS continued

paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the aggregate average daily net assets of the Fund and its retail counterpart, starting at 0.31% and declining to 0.11% as average daily net assets increase.

Effective October 1, 2006, Tattersall Advisory Group, Inc. (“TAG”), an indirect, wholly-owned subsidiary of Wachovia, became the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

First International Advisors, Inc. (“FIA”) d/b/a Evergreen International Advisors, an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the international fixed income portion of the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended December 31, 2006:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$23,565,921	$78,193,488	$15,947,945	$71,851,194

NOTES TO FINANCIAL STATEMENTS continued

At December 31, 2006 , the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange		U.S. Value at	In Exchange	Unrealized
Date	Contracts to Receive	December 31, 2006	for U.S. $	Gain

02/28/2007	3,053,348 EUR	$4,040,035	$4,015,000	$25,035

Forward Foreign Currency Exchange Contracts to Sell:

Exchange	Contracts to	U.S. Value at		U.S. Value at	Unrealized
Date	Deliver	December 31, 2006	In Exchange for	December 31, 2006	Loss

03/01/2007	187,700,000 HUF	$980,545	721,313 EUR	$954,445	$26,100

On December 31, 2006, the aggregate cost of securities for federal income tax purposes was $96,951,684. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,523,449 and $649,100, respectively, with a net unrealized appreciation of $1,874,349.

As of December 31, 2006, the Fund had $627,621 in capital loss carryovers for federal income tax purposes expiring in 2014.

For income tax purposes, capital and currency losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2006, the Fund incurred and will elect to defer post-October capital and currency losses of $3,900 and $72,625, respectively.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2006, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

		Capital Loss
Overdistributed	Unrealized	Carryovers and
Ordinary Income	Appreciation	Post-October Losses

$2,180	$1,886,796	$704,146

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and unrealized currency losses.

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2006	2005

Ordinary Income	$ 3,002,503	$ 4,212,800
Long-term Capital Gain	0	741,708

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09% . During the year ended December 31, 2006, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allega-

NOTES TO FINANCIAL STATEMENTS continued

tions relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which

NOTES TO FINANCIAL STATEMENTS continued

could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Strategic Income Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2006 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Strategic Income Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 12, 2007

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreements. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund, of FIA or of EIMC, approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA Strategic Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

Effective October 1, 2006, certain advisory personnel of EIMC were consolidated at Tattersall Advisory Group, Inc. (“TAG”). In connection with the consolidation, the Board of Trustees approved a sub-advisory agreement with TAG. In approving that contract, the Trustees considered the factors described below, that the services previously provided by EIMC to the Fund would be provided by EIMC and TAG going forward, and that there would be no related change in the personnel managing the Fund or in the advisory fees paid by the Fund.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreements. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small

ADDITIONAL INFORMATION (unaudited) continued

committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC and FIA, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, FIA and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and FIA. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

ADDITIONAL INFORMATION (unaudited) continued

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were generally lower than those charged to the funds. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC and noted that the funds’ transfer agent had received Dalbar’s Mutual Fund Service Award for services provided to shareholders and Dalbar’s Financial Intermediary Service Quality Evaluation Award for services to broker-dealer representatives on a post-sale support basis. They reviewed information presented to them showing generally that the transfer agency fees charged to the funds were generally consistent with industry norms, and that transfer agency fees for a number of the funds had recently declined, or were expected to in the near future.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC, FIA and EIMC’s affiliates provide a comprehensive investment management service to the funds. They noted that EIMC and FIA formulate and implement an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and FIA were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but considered that the enhancement process is an on-going one and that they would continue to monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC and FIA, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

The Trustees noted that the Fund experienced relative underperformance for the one- and three-year periods ended May 31, 2006. The Trustees noted that the Fund’s longer-term performance remained favorable and that EIMC had represented that it had improved the Fund’s asset allocation process and strengthened the Fund’s analyst support in the emerging markets sector. The Trustees also noted that EIMC represented that it remained confident in the Fund’s investment approach and its newly appointed management team.

EIMC noted to the Trustees that EIMC’s high-yield portfolio management team responsible for managing the Fund’s high-yield investments had generally maintained a relatively high-quality bias in that asset class. EIMC reported to the Trustees that, in recent periods, portfolios with a high-quality bias had generally underperformed other investment products investing in lower-quality issuers, contributing to the Fund’s relative underperformance.

In the course of the Trustees’ review of advisory arrangements for the various funds managed exclusively or in part by the high-yield team at EIMC, representatives of EIMC noted that a number of members of the team had recently resigned from EIMC. Representatives of EIMC described the steps that EIMC had taken to continue effective management of the affected funds without interruption, including the steps taken to ensure additional members of the team would be retained and the appointment of a principal portfolio manager of the team with substantial experience in the high-yield space. The Trustees determined that the steps EIMC had taken to date appeared appropriate under the circumstances and approved the continuation of the various advisory agreements in question with the understanding that they would evaluate carefully the capabilities and performance of the high yield team going forward and following the hiring of the additional personnel.

ADDITIONAL INFORMATION (unaudited) continued

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Funds Family (consisting
of 51 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications)
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

James Angelos[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services,
DOB: 9/2/1947	Inc.
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 92 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $273 billion in assets as of December 31, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

DALBAR MUTUAL FUND SERVICE AWARD 2006

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

560866 rv4 2/2007

Evergreen Investments℠
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

560866 rv4 2/2007

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III, K. Dun Gifford and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the nine series of the Registrant’s annual financial statements for the fiscal years ended December 31, 2006 and December 31, 2005, and fees billed for other services rendered by KPMG LLP.

	2006	2005
Audit fees	$157,500	$150,290
Audit-related fees (1)	$0	$4,800
Tax fees (2)	$10,100	$750
Non-audit fees (3)	$795,575	$655,575
All other fees	$0	$0
	$963,175	$811,415

(1) Audit-related fees consists principally of fees for merger related activities.

(2) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(3) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Variable Annuity Trust

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: February 27, 2007

By: ________________________
Jeremy DePalma
Principal Financial Officer

Date: February 27, 2007